UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

Item 1:	Report to Shareholders.

2014 Annual Report
September 30, 2014
EQUITY FUNDS/ Wasatch Core Growth Fund. Wasatch Emerging India Fund. Wasatch Emerging Markets Select Fund. Wasatch Emerging Markets Small Cap Fund. Wasatch Frontier Emerging Small Countries Fund. Wasatch Global Opportunities Fund. Wasatch Heritage Growth Fund. Wasatch International Growth Fund. Wasatch International Opportunities Fund. Wasatch Large Cap Value Fund. Wasatch Long/Short Fund. Wasatch Micro Cap Fund. Wasatch Micro Cap Value Fund . Wasatch Small Cap Growth Fund. Wasatch Small Cap Value Fund. Wasatch Strategic Income Fund. Wasatch Ultra Growth Fund. Wasatch World Innovators Fund BOND FUNDS/ Wasatch-1st Source Income Fund. Wasatch-Hoisington U.S. Treasury Fund

Wasatch Funds

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — READING BETWEEN THE (HEAD)LINES

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

I like a good headline as much as anyone. And as I considered possible headlines for this letter, I recalled a quote that’s been attributed to Bill Gates:

“Headlines, in a way, are what mislead you because bad news is a headline, and gradual improvement is not.”

Not only are headlines often negative, they frequently tell us what we already know — and, from an investment perspective, what’s already been factored into market prices. Just consider the pessimistic nature of recent headlines: The likelihood of an imminent correction in stocks. The potential for Fed-induced runaway inflation. The Russia/Ukraine conflict. The Ebola threat. Tensions in the Middle East. Given all this bad news, it’s little wonder that many Americans think we’re headed in the wrong direction.

Yet, by many measures, the U.S. economy has returned to where it was before the global financial crisis of 2008 and early 2009. Today, bank loans to businesses exceed those of 2007. Total private employment has topped 2008 levels. And after a multi-year trend of declining incomes, there has been some recent improvement. Despite the headlines, our economy has been making incremental progress.

ECONOMY

Annualized growth in nominal gross domestic product (GDP) was 6.8% (4.6% after inflation) for the second calendar quarter of 2014, up sharply from the negative rate recorded for the first calendar quarter. Taking a longer view, the three-year average of nominal GDP growth was just under 4%, and this growth rate has not improved over the last decade. Further, forecasters expect GDP growth for the rest of 2014 to remain near the three-year average at about 4%. The good news is that the economy continues to move ahead; the bad news is that the pace of recovery remains measured.

Other positive signs include the recent 8.4% quarterly rebound in corporate profits, continued improvement in unemployment figures, only small increases in interest rates and a decline in the rate of inflation. Unemployment dropped to 5.9% in September and the rate of new-job creation in the first half of 2014 hit a 15-year high.

At the same time, price declines in August brought the annualized inflation rate for 2014 down to 1.7%, near the Federal Reserve’s target of 2.0%. With quantitative easing set to end soon, it seems to me that the Fed has handled its responsibilities well. The economy is recovering, but not so quickly that the Fed will be forced to stomp on the brakes by rapidly raising interest rates.

If there are potential trouble spots, I think they’re mainly overseas — in Europe, China, India, Japan, Russia and the Middle East. To gain some perspective on the nature of these problems, it’s useful to consider the comparative well-being of the U.S. The U.S. is the third most populous nation on the planet, and the American economy is more self-sufficient than most. We have a common currency and a common language. As citizens, we expect our tax dollars to be used primarily for the general well-being of all Americans. Therefore, we share many of the same economic goals.

Although the eurozone in aggregate has a population similar in size to that of the U.S., the eurozone lacks a common language, a common culture and a commitment to the general welfare of all citizens. Europe does benefit from being relatively self-sufficient when taken as a whole. But the lack of commitment to the general welfare has the effect of pitting nation against nation — northern countries enjoy relative prosperity while southern countries stagnate. The net result is a sluggish economy faced with slipping back into recession, and maybe into deflation.

Europe’s challenges have implications for emerging-market countries. The two largest trading partners for the export-driven emerging markets are the U.S. and Europe, each accounting for about 30% of global consumption. When consumer and industrial spending in the U.S. and Europe are less robust, the GDPs of these emerging economies suffer.

Japan has been experiencing a long period of deflation. And after many years of a strong currency, which makes the country’s exports more expensive to the rest of the world, the Japanese government recently undertook policies to weaken the yen. While this may be good for Japan’s global-trade competitiveness, it could cause large exporting countries — including emerging markets — to devalue their currencies in an effort to support their export industries. Such a currency war would likely be inflationary on a wide scale.

The conflict between Russia and Ukraine has significant implications outside of these countries because Russia is a major energy supplier to Europe and other parts of the world. In addition, Russia is a large importer of European finished goods.

MARKETS

During the second calendar quarter of 2014, markets were almost universally riding a wave of optimism despite uneven economic news. The situation reversed somewhat during the third calendar quarter. In the U.S., economic news improved and the dollar strengthened, but stock-market conditions were mixed. Generally speaking, large-cap stocks advanced modestly, mid-caps held relatively steady and small-caps pulled back.

International stock markets were also mixed for the most recent quarter. Although the economic and geopolitical problems abroad are disturbing, I continue to believe there are attractive investment opportunities around the world. In general, while European economic growth is slower than in the U.S., valuations are somewhat less expensive in Europe and we’re able to find companies that operate globally. Within emerging markets, valuations are typically more expensive, but long-term growth rates are often higher — despite recent economic challenges. And we seek to mitigate some of the risks in emerging markets by focusing

SEPTEMBER 30, 2014 (UNAUDITED)

on companies that are meeting home-country demands, rather than the demands of the developed world. Finally, in Japan, exporters of manufactured goods may benefit from weakness in the Japanese yen, even if this has negative implications for exporters from other countries.

Performance in the fixed-income markets was generally positive for the most recent quarter. Despite this positive overall performance, interest rates rose late in the period, leading to some declines in bond prices. Nevertheless, I continue to believe that bonds are expensive. And many investors may not even be aware that significant increases in interest rates would cause substantial principal losses — particularly for longer-term bonds.

Regarding U.S. stocks in general, while overall valuations are on the high side, we’re finding a good number of reasonably priced stocks, including some that pay attractive dividend yields. In addition, U.S. economic conditions continue to improve. And of the measures of market psychology I’ve found useful over the years, most are showing significant resilience. As a result, I remain a cautious bull.

WASATCH

Did you know the typical mutual-fund shareholder, over time, receives a return at least 2% less per year than the return of the fund itself? To explain why this is the case, and more importantly to help you avoid experiencing such poor results yourself, I want to tell you a bit about the way we invest at Wasatch.

Our funds have experienced substantial gains in the years since the global financial crisis. It’s worth noting, however, that just as all segments of the economy have not recovered at the same rate or time, our funds have not always been in sync with their benchmark indices. As active managers, our goal is to outperform the indices, not mimic them. The only way to achieve this goal over the long term is to construct fund portfolios that are substantially different from their benchmarks. As a result, performance relative to the index in the short term is very unpredictable.

Our fund portfolios may differ from the indices because we seek to invest in high-quality companies — businesses with strong balance sheets, innovative products and services, and talented management teams. It’s not unusual for the stocks of these companies to lag during certain segments of an economic recovery, which may favor companies that were severely beaten up in the preceding downturn or companies that are new and exciting but unproven. Over the long term, however, we believe that our investments in higher-quality companies will have the potential to generate outsized returns with reasonable risks.

Unlike broad-based indices, some Wasatch Funds may concentrate investments in a relatively small number of companies. Or in the case of our international funds, including those focusing on emerging markets, we may vary our investments by country, sector and company size. Many of the emerging-market indices, by contrast, are heavily weighted in companies that are large exporters to developed countries. At Wasatch, we sense better opportunities in emerging-market companies that are satisfying local demands.

We recognize that shareholders may sometimes feel frustrated that a particular fund appears to be underperforming. In our experience, this frustration often creates the urge to sell the underperforming fund in order to buy one that’s been doing better lately. While it’s human nature to want to chase performance, this behavior is rarely effective when it comes to achieving long-term goals.

That’s why we urge shareholders to do their research and choose their portfolio managers and funds with care. Periodic, short-term underperformance is normal for an actively managed fund. A quick trigger finger may cost a shareholder much more over the long term.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

President of Wasatch Funds

Information in this report regarding market or economic trends or the factors influencing historical or future performance reflects the opinions of management as of the date of this report. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Paul Lambert.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	OVERVIEW The Wasatch Core Growth Fund — Investor Class gained 3.26% for the 12 months ended September 30, 2014. The Russell 2000 Index, the Fund’s primary benchmark, gained 3.93% for the same period.

Since early 2013, we have seen a disconnect between company fundamentals and stock prices. Over this time, companies with weaker fundamentals have outperformed those with higher-quality balance sheets and stronger earnings growth. One illustration of this trend is the recent performance of money-losing companies. For the five quarters between December 31, 2012 and March 31, 2014, Russell 2000 Growth Index companies posting quarterly losses in earnings-per-share (EPS) outperformed companies with quarterly profits. This trend began to reverse in the second calendar quarter and continued during the third calendar quarter of 2014.

We suspect the Fed’s quantitative-easing program encouraged risk taking and contributed to a momentum-driven market. The scheduled end of the program may encourage investors to once again focus on company fundamentals.

DETAILS OF THE YEAR

A future more focused on fundamentals should bode well for the Wasatch Core Growth Fund. In the most recent quarter, our companies reported sales and EPS growth of 15.6% and 16.2%, respectively. By comparison, the median sales and EPS growth of the average company in the Russell 2000 Index were 8.9% and 7.3%, respectively. Our companies have higher operating margins and better returns-on-capital than the average company in the Index. Most importantly, our companies are led by management teams that we have vetted through numerous on-site visits and conference calls. A low-turnover strategy makes this endeavor possible. On average, our current top 20 holdings have been held in the Fund for over six years.

While the Fund underperformed the Index for the 12-month period, our health-care stocks outpaced their benchmark counterparts helped by strong performance from Ensign Group, Inc. and ICON plc, both of which produced double-digit gains for the year.

The industrials sector was another area of outperformance led by Spirit Airlines, Inc., the Fund’s top overall contributor. This airline has continued to grow by entering new markets as a low-cost alternative to bigger carriers. With larger hub-and-spoke airlines focused on moving “up market” and expanding return on capital, Spirit’s low cost structure is enabling it to grow revenue through careful expansion of its route map. At just 1% market share, we believe Spirit has plenty of room to grow.

Two other strong performers from the industrials sector were trucking companies Old Dominion Freight Line, Inc. and Knight Transportation, Inc. Both companies have been benefiting from the improving economy, especially strength in manufacturing, and tight capacity in the trucking industry. In addition, higher operating costs due to new government regulations have hurt smaller competitors.

Our largest detractor was in the consumer-staples sector. Nu Skin Enterprises, Inc. sells premium skin-care products and nutritional supplements worldwide. The stock’s weak performance began in January 2014, when the Chinese government opened an investigation into the company’s direct-selling practices. With the investigation now settled and measures taken to address the Chinese government’s concerns, Nu Skin is beginning to regain momentum. This process will take time and, for investors, a large amount of patience. We still like the stock. The company remains highly profitable, has ample financial resources, and faces significant opportunities to grow its brand in emerging Asian markets.

The energy sector was one of the worst-performing sectors for the period. Our energy companies reflected this weakness. The price of oil declined 12% over the past 12 months in spite of alarming global headlines in major oil-producing regions of the world. This kind of volatility in a commodity-related industry is not uncommon. Our investments in the energy sector are focused on the long-run need for efficient energy production to fuel economic growth and, for domestic energy producers and service providers, to help the United States gain energy independence. CARBO Ceramics, Inc. was a notably weak stock. Less expensive alternatives to CARBO’s high-quality ceramic proppants are challenging the company’s business model. We sold our position in CARBO since this shift in market share could be a long-lasting trend as weaker oil prices will result in more emphasis on saving money versus the increased output offered by ceramic proppants.

OUTLOOK

Notwithstanding recent small-cap stock performance, most indicators for the economy appear as healthy as they have been in a long time. The median company revenue growth in the Russell 2000 Growth Index topped 10% for the first time in two years and the number of Index companies missing estimates was down versus the last few quarters. Wall Street analyst expectations call for accelerating growth rates going forward. On the flipside, valuations are still a concern.

We don’t see cause for alarm. We do see signs of a transition from a period when momentum and liquidity were the market’s primary drivers, to one in which growth rates and rational valuations should determine returns. We welcome this type of “stock picker’s market” in which our insights on a company’s management, business-model quality and long-term growth prospects should be properly rewarded.

Thank you for the opportunity to manage your assets and for your trust.

Current	and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	3.26%	15.94%	8.09%
Core Growth (WIGRX) — Institutional	3.31%	15.99%	8.11%
Russell 2000® Index	3.93%	14.29%	8.19%
Russell 2000® Growth Index	3.79%	15.51%	9.03%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund — Investor Class: 1.21% / Institutional Class: 1.32%, Net: 1.12%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Copart, Inc.	4.8%
Allegiant Travel Co.	3.4%
Dealertrack Technologies, Inc.	3.2%
Spirit Airlines, Inc.	3.2%
Life Time Fitness, Inc.	2.7%

Company	% of Net Assets
Vistaprint N.V.	2.7%
MEDNAX, Inc.	2.5%
Waste Connections, Inc.	2.5%
IDEX Corp.	2.5%
SEI Investments Co.	2.4%

*	As of September 30, 2014, there were 61 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indices.

WASATCH EMERGING INDIA FUND (WAINX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan.

Ajay Krishnan, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Emerging India Fund gained 53.37% in the 12 months ended September 30, 2014. The Fund outperformed its benchmark, the MSCI India Investable Market Index (IMI), which rose 41.83%.

Optimism surrounding India’s national elections last May fueled a strong rally in its stock market that pushed its major stock averages to all-time highs throughout the year.

Widespread dissatisfaction with India’s Congress party had stirred desire for a change in leadership that investors believed would usher in a new era of economic reforms.

India suffers from years of underinvestment in the capital and infrastructure needed for its economy to operate at its full potential. Inefficiencies in production and transportation have held back economic growth, while contributing to structural inflation in the prices of basic items. Investors hope that the policies of newly elected Prime Minister Narendra Modi, leader of the Bharatiya Janata Party (BJP), will engender a self-sustaining investment cycle that will revitalize India’s economy.

In response to growing sentiment for political change, we had gradually increased the Fund’s holdings of industrial companies from about 9% of assets at the beginning of the fiscal year to about 15% going into its final quarter. We viewed industrials as among the sectors likely to benefit most from a victory by the BJP — a scenario that so far has played out essentially as we had expected. Led by our machinery and building-products stocks, our industrials outgained the industrials in the Index by a wide margin. In addition, our overweight position in industrials — which proved to be the top-performing sector of the Index — provided a strong tailwind for the Fund.

As a result, the industrials sector was the Fund’s largest source of outperformance relative to its benchmark. Advantageous stock selection helped the Fund outperform its benchmark in every other sector as well.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was motor-vehicle manufacturer Eicher Motors Ltd. The company is experiencing healthy demand for its Royal Enfield motorcycles. In its most-recently reported quarter, Eicher’s consolidated net profit grew 70.5% year-over-year on increased revenues and strong operational performance.

Kajaria Ceramics Ltd. was our second-best contributor. The company manufactures and sells ceramic and vitrified tiles in India. It also exports its products to approximately 20 countries. Strong demand for Kajaria’s tiles, as well as improved sentiment toward the building-products industry, drove its shares to record highs during the year. In the company’s most-recently reported quarter, consolidated net profit rose 48.0% on 18.6% growth in total income from operations versus the same period a year ago. Kajaria’s announcement that it planned to increase production capacity also helped lift its shares.

Our greatest detractor from performance for the year was gaming and hospitality company Delta Corp. Ltd. In addition to its offshore casinos, Delta owns one of India’s first land-based casinos. Expenses in the company’s most-recently reported quarter included all start-up costs, interest and depreciation attributable to its newly opened Deltin Hotel in Daman. Consequently, Delta posted a consolidated net loss, and its stock declined modestly. In our view, however, nothing fundamental has changed, and we continue to hold the stock in the Fund.

ICRA Ltd. is a new position in the Fund. The company, a division of international rating agency Moody’s, operates as an independent investment-information and credit-rating agency in India. In the final quarter of our fiscal year, ICRA’s stock rose sharply when management reported solid operating results. After we purchased shares for the Fund, however, the stock gave back some of its previous gains. In a year in which most of the Fund’s holdings rose in value, the moderate decline in this small position was enough to make it our second-largest detractor.

OUTLOOK

With the dramatic rise in India’s stock market — both in the run-up to this year’s elections and in their aftermath — valuations have moved somewhat faster than the fundamentals. While we believe much of the current optimism will prove justified over the long-term, a country the size of India does not change radically in just a few months. For that reason, a near-term pause in which Indian equities digest their recent gains should not be ruled out.

Nevertheless, India is the only economy among the BRIC (Brazil, Russia, India and China) nations in which growth is seen as accelerating. In the most-recent estimate from the International Monetary Fund (IMF), GDP growth in the 2014 - 2015 fiscal year (which begins on April 1) was revised upward to 5.6% from 5.4% previously. The Reserve Bank of India expects the Indian economy to grow 5.5% in the current fiscal year and accelerate to 6.3% in 2015 - 2016. These estimates compare to growth of less than 5% in India’s past two fiscal years. If the newly elected government can enact the reforms necessary to enable India’s economy to operate closer to its full potential, we believe the long-term prospects for well-situated Indian equities are among the most attractive in the world.

In the short term, we don’t expect the scheduled end of quantitative easing in the U.S. to impact India’s currency as it did in 2013. Since then, India’s foreign-currency reserves have increased, and its fiscal and current-account situations have improved significantly.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India	53.37%	N/A	9.79%
MSCI India IMI	41.83%	N/A	-0.40%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are 2.99%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Marksans Pharma Ltd. (India)	2.5%
Lupin Ltd. (India)	2.5%
Natco Pharma Ltd. (India)	2.4%
Persistent Systems Ltd. (India)	2.4%
Eicher Motors Ltd. (India)	2.0%

Company	% of Net Assets
Glenmark Pharmaceuticals Ltd. (India)	2.0%
Amara Raja Batteries Ltd. (India)	1.9%
HCL Technologies Ltd. (India)	1.9%
Godrej Consumer Products Ltd. (India)	1.8%
WABCO India Ltd. (India)	1.8%

*	As of September 30, 2014, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) covers all investable large, mid and small cap securities across India, targeting approximately 99% of the Indian market’s free-float adjusted market capitalization. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Roger Edgley.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	OVERVIEW The Wasatch Emerging Markets Select Fund — Investor Class gained 7.92% for the 12 months ended September 30, 2014. The Fund outperformed its benchmark, the MSCI Emerging Markets Index, which rose 4.30%.

Russia’s annexation of Crimea was one of the main factors affecting emerging markets during the year. Although Russian stocks currently account for less than 5% of the Index, the deepening conflict between Ukraine and Russia is disrupting trade in the region. The impact has been felt especially in the developed economies of Europe, which is where Russia’s primary trading partners are located.

The Fund’s focus on companies selling products and services primarily in their home countries kept it somewhat insulated from international tensions and was one of the reasons it outperformed its benchmark. Our exit from Russia during March and April also helped the Fund’s return by removing exposure to what proved to be one of the year’s worst-performing countries.

India, which is the Fund’s most-heavily weighted country, was also one of its best performers. Although India struggled in 2013 amid currency weakness and poor sentiment toward the so-called “Fragile Five” (Brazil, Indonesia, India, Turkey and South Africa), we remained convinced that our Indian companies were well-positioned for long-term growth. That patience paid off this year, as our Indian stocks outgained the Indian stocks in the Index and were the Fund’s largest source of outperformance.

Other countries in which the Fund’s investments performed especially well included Thailand and the United Arab Emirates (U.A.E.). In Thailand, the May 22nd military coup seems to have boosted investor sentiment by ending anti-government protests and restoring order. Meanwhile, strong gains in our bank stocks made the U.A.E. the Fund’s top-performing country for the year. We used that strength to reduce the Fund’s holdings in the U.A.E., as escalating violence in the Middle East dimmed our outlook for growth in the region. We also trimmed the Fund’s positions in Thailand in response to the increased valuations of our companies.

Weakness in the Fund’s Hong Kong-based hotel-casino stocks was its largest source of underperformance. The Fund’s holdings also declined in Turkey, where the poor political situation continues to forestall significant improvements in the fundamentals.

DETAILS OF THE YEAR

Our two strongest contributors to Fund performance for

the year were Lupin Ltd. of India, and China’s Sino Biopharmaceutical Ltd. Lupin markets its branded and generic pharmaceuticals primarily in India, the U.S. and Japan. Among the factors supporting the company’s stock price were its excellent record of compliance with U.S. Food and Drug Administration (FDA) regulations, and its significant number of new drugs completing registration and ready to enter production.

Sino Biopharmaceutical manufactures and sells Chinese medicines and Western chemical medicines primarily in Mainland China. Sales and earnings at the company have risen amid strong demand for its products, especially in China’s growing market for generic pharmaceuticals.

Our greatest detractor from Fund performance for the year was Yandex N.V. The Netherlands-based company operates Russia’s main Internet search engine and generates approximately 62% of all search traffic in Russia. The company also has a strong search presence in Belarus, Kazakhstan, Turkey and Ukraine. The stock declined as the crisis in Ukraine unfolded, and we sold it when we determined the situation would not be resolved quickly.

Melco International Development Ltd., based in China, operates hotel-casinos in Macau. Melco was our second-largest detractor. A number of factors combined to suppress tourism in Macau from wealthy mainland Chinese gamblers during the year. The most important was the Chinese government’s campaign against what it considered excessively lavish banquets and entertainment at VIP clubs, such as those in Macau’s casino resorts. Although we may adjust the position size in anticipation of a further deterioration in sentiment, we continue to hold the stock.

OUTLOOK

With Russian output and industrial production in decline even before the Ukraine crisis began, sanctions and uncertainty have worsened the already-weak structural situation. As a result, Russia now appears headed for recession. Nevertheless, a fading of international tensions could touch off a relief rally in Russian stocks. While we believe any such rally is likely to be temporary, the Fund’s lack of investments in Russia would work to its disadvantage in such a scenario and hurt performance relative to its benchmark.

As weakness in Russia continues to impact its trading partners in Europe, a sustained rise in exports from emerging markets to developed countries is becoming less likely in our view. For that reason and others, we continue to favor countries — such as India, Mexico and the Philippines — in which we expect domestic-demand growth to accelerate going forward.

We do not expect the scheduled end of quantitative easing (QE) to materially impact emerging markets as it did in 2013. First, in the absence of inflationary pressures, we think any increases in U.S. interest rates are likely to be subdued. Second, we believe the end of QE has been adequately discounted by the markets. Third, with the exception of South Africa, the countries that proved most vulnerable to tighter liquidity in 2013 have significantly improved their balance sheets and current-account situations.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	7.92%	N/A	1.80%
Emerging Markets Select (WIESX) — Institutional	8.13%	N/A	2.27%
MSCI Emerging Markets Index	4.30%	N/A	0.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 2.40%, Net: 1.69% / Institutional Class — Gross: 2.21%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Being non-diversified, the Fund can invest a larger portion of its assets in the securities of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Sino Biopharmaceutical Ltd. (China)	3.8%
Cemex Latam Holdings S.A. (Colombia)	3.7%
International Container Terminal Services, Inc. (Philippines)	3.7%
Metropolitan Bank & Trust (Philippines)	3.3%
Kasikornbank Public Co. Ltd. (Thailand)	3.3%

Company	% of Net Assets
M Dias Branco S.A. (Brazil)	3.2%
BBVA Banco Continental S.A. (Peru)	3.2%
PT Tower Bersama Infrastructure Tbk (Indonesia)	3.2%
Raia Drogasil S.A. (Brazil)	3.2%
Godrej Consumer Products Ltd. (India)	3.1%

*	As of September 30, 2014, there were 40 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Laura Geritz and Andrey Kutuzov.

Roger Edgley, CFA Lead Portfolio Manager	Laura Geritz, CFA Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund gained 4.90% for the fiscal year ended September 30, 2014 and underperformed its benchmark, the MSCI Emerging Markets Small Cap Index, which returned 8.84%.

During the year, the performance of the world’s small-cap markets varied considerably. Several emerging Asian markets delivered strong gains, including Thailand where greater political stability contributed to an improved economic outlook. In India, equities advanced on expectations that actions by the new government would lead to significant economic improvement.

DETAILS OF THE YEAR

The Fund is overweight relative to the Index in Thailand and our holdings significantly outperformed. India also contributed to the Fund’s performance versus the Index over the past 12 months driven by our structurally overweight position. While our Indian holdings on average had strong gains, they were not up as much as those in the Index.

The Fund’s investments in Russia detracted from performance. The Russia/Ukraine conflict has had severe negative impacts on the Russian stock market and on Russia’s currency, the ruble. The long-term consequences are likely to be continuing deceleration in economic growth and sustained currency weakness. The performance of the Fund’s Russian holdings reflected the challenging macro environment. TCS Group Holding plc, a provider of online retail financial services; MD Medical Group Investments plc, a provider of pre-natal health care; and M Video OJSC, a consumer-electronics and home-appliances retail chain, were all down significantly and detracted from performance for the year. We have since exited almost all of our positions in Russia.

Due to economic concerns and the difficulty of finding high-quality growth companies in China, we’ve been structurally underweight — and positioned defensively — in Chinese companies. Nevertheless, the Fund’s Chinese holdings weighed on performance for the year. Large decliners included Biostime International Holdings Ltd., a pediatric-nutrition and baby-care-products provider; Melco International Development Ltd., a hotel-casino operator in Macau; and Sa Sa International Holdings Ltd., a cosmetics retailer in Hong Kong with a strong regional presence. A sizable driver of Sa Sa’s sales is Chinese tourism to Hong Kong. Such activity decelerated due to a new tourism law in China, resulting in slower top-line growth and margin pressure for Sa Sa.

It is worth discussing our strategy with regard to investing in China. Over the next 10 years, investing in China will be much like investing in Japan 20 years ago when it came to dominate investment in the Asia-Pacific region. At present, there are in effect three Chinese equity markets: H-shares listed on the Hong Kong Stock Exchange, the domestic Chinese equity market (centered in Shanghai), and offshore listings (centered in the U.S.). These three equity markets have large-scale market capitalizations.

Chinese equities are an important segment of the global equities market today, but will become even more significant as the sizable domestic market becomes truly accessible to foreign investors. We expect China to become a bigger part of the MSCI Emerging Markets Index. We could even see China becoming its own asset class the way Japan did. We also expect more convergence in the classification of Chinese equities — indices will group U.S.-listed stocks with Hong Kong-listed stocks and domestically listed Chinese stocks.

The challenges investors have faced in China include issues with corporate governance, the role of state-owned enterprises, the policy framework, and over-investment and hyper-competition in many industries. The assumption of many investors in China has been that high gross domestic product (GDP) growth would lead to high earnings per share growth and thus value creation. Investors often don’t realize that they are in for a turbulent ride.

What are some of the investment themes we currently like? E-commerce will continue to be an important theme for China, as non-legacy companies have a real opportunity to re-make the economic landscape by providing more open access to goods in third and fourth tier cities. Other themes are automation, renewable energy, health care and financial leasing. Some areas like mortgage finance — attractive to us in other emerging market countries — are the province of some of China’s large state-controlled banks and thus off limits.

The outlook for China is for slower growth. However, we believe the quality of that growth will be higher because it will be less investment-driven. New economy sectors (like health care, renewable energy and information technology) have recently delivered stronger growth, and Hong Kong H-shares have been slowing down, leaving valuations more attractive. As a result, there are opportunities to invest in new-economy stocks that have the potential to do well in a less supportive macro environment.

OUTLOOK

We see near-term challenges for investors in emerging markets as the U.S. dollar strengthens and the Federal Reserve ends its bond-buying program. For Eastern Europe, Russia will remain a difficult place in which to invest. Where are the opportunities? We are seeing a pickup in manufacturing across Asia, a marked change in India and solid growth in countries like Thailand and the Philippines.

Thank you for your ongoing support.

Current	and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 10/1/07
Emerging Markets Small Cap	4.90%	12.49%	5.13%
MSCI Emerging Markets Small Cap Index	8.84%	6.66%	1.15%
MSCI Emerging Markets Index	4.30%	4.42%	-0.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are 2.06%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Hotel Shilla Co. Ltd. (Korea)	2.3%
Pidilite Industries Ltd. (India)	1.9%
Berger Paints India Ltd. (India)	1.8%
Merida Industry Co. Ltd. (Taiwan)	1.8%
Minor International Public Co. Ltd. (Thailand)	1.7%
Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	1.7%

Company	% of Net Assets
International Container Terminal Services, Inc. (Philippines)	1.6%
Security Bank Corp. (Philippines)	1.6%
Shriram City Union Finance Ltd. (India)	1.5%
Interpark Corp. (Korea)	1.5%

*	As of September 30, 2014, there were 114 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: October 1, 2007. The MSCI Emerging Markets and Emerging Markets Small Cap indices are free float-adjusted market capitalization indices designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indices.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Laura Geritz.

Laura Geritz, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund returned 11.97% for the year ended September 30, 2014, while its benchmark the MSCI Frontier Emerging Markets Index returned 21.51%.

I’ve mentioned in the past that I’m worried about our benchmark. This is still true. It has too few countries to be called diversified. In an environment of global capital mismanagement by central banks, I believe we’re pursuing a responsible course for investing the Fund’s assets by focusing on broad country diversification and taking the time to thoroughly assess the quality of each company in which we invest. I believe this approach is of paramount importance in our efforts to protect shareholders from unknown risks.

I’m often asked about the future growth prospects of China and the broad implications for the rest of the world in which we invest. The truth is I just don’t know about China. What I can say is that there is now expensive labor at the low end of the manufacturing sector, but cheap labor had been the most important contributor to China’s miraculous rise. Today, China is no longer a story of farm to factory, but Bangladesh, Vietnam, and many countries in Africa are just starting on this transformative path. This is the world where the Wasatch Frontier Emerging Small Countries Fund hunts for investment ideas.

DETAILS OF THE YEAR

The Fund was substantially underweight in the Middle East during the fiscal year. The region has seen a cyclical rebound over the last year, and an even stronger rebound in its cyclical stocks — banks and property developers. We were not invested in these areas, and that detracted from performance relative to the benchmark. In a macro landscape that gets a boost from high energy prices, I think markets in the Middle East might finally lose some steam with oil prices declining.

The Fund was also hit hard by its overweight position in Africa. The headlines have not helped (although almost none of the Ebola outbreaks are happening in the countries in which we invest). I remain resolutely confident in the region. Foreign direct investment supports my view. There has been a big advance in foreign direct investment into Africa, and even better, it is moving beyond the commodities realm. China is providing a lot of cheap capital. Labor is abundant, young, and inexpensive across the continent. I see the same long-term opportunities in Africa as in Bangladesh and Sri Lanka, although I think Bangladesh and Sri Lanka are sitting prettier on the geopolitical front. As if to lend credence to this view, Bangladesh was the Fund’s top-contributing country for the 12-month period aided by strong performance from Square Pharmaceuticals Ltd., GrameenPhone Ltd. and British

American Tobacco Bangladesh Co. Ltd. Sri Lanka also made a strong contribution led by Commercial Bank of Ceylon Ltd.

In Africa, I think we will see a turn in our hard-hit consumer-staples names. Input prices have been falling, comparisons have been getting better, and I see improving fundamentals ahead, all of which support the case for future margin expansion. Nevertheless, several of the Fund’s largest detractors — East African Breweries Ltd., Guinness Nigeria plc, Unilever Ghana Ltd., Unilever Nigeria plc, and Shoprite Holdings Ltd. — were African consumer-staples companies.

The markets have been on a wild ride recently, which tends to be good for us. I believe the evolution of the global economy, one with soggy demand in countries with expensive labor — the world’s indebted markets and I would now put China in that pack when I look at debt levels and labor costs — is starting to work to our relative advantage again. With oil prices falling, hence making the top-down investment case in the oil-driven Middle East less compelling, our set of frontier and emerging small countries appear poised to benefit, as they start to gain market share with low-cost labor.

OUTLOOK

When China came on the scene, the U.S., Europe and Japan had mature, expensive labor forces. China, through its amazing success, is now struggling with similar problems. China is going to lose low-end jobs to frontier countries, and we as frontier investors are well-situated to capture this growth — the shift in market share. As you know, I’m not that excited about the cyclical markets on offer in the frontier index — primarily in the Middle East. However, I like the true frontier and emerging small countries with great secular opportunities from young, ambitious labor forces — like Bangladesh, Vietnam, Pakistan, Cambodia, Laos, Myanmar, Indonesia, the Philippines, Peru, Ecuador, and many countries in sub-Saharan Africa. The Fund has overweight positions in many of these nations. Valuations look reasonable for the non-cyclical, high-quality growth companies in which we seek to invest. When asked about investing in frontier markets, I say that one of the most important reasons to do so is their lack of correlation with the rest of the world. Since the Fund has fewer investments in the markets of the Middle East, I’d argue that the Fund should be less correlated than the Index to the developed world. However, I think the most important takeaway is that as China suffers from rising labor costs and as the developed world continues to struggle with growth and possibly deflation, there are still some regions of the world — frontier and emerging small countries — that offer good, secular growth prospects.

Thanks for your investment!

Current	and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries	11.97%	N/A	21.07%
MSCI Frontier Emerging Markets Index	21.51%	N/A	14.66%
MSCI Frontier Markets Index	30.05%	N/A	21.21%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are 2.43%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Being non-diversified, the Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund. Non-diversification increases the risk of loss to the Fund if the values of these securities decline.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Universal Robina Corp. (Philippines)	3.1%
GrameenPhone Ltd. (Bangladesh)	3.1%
MTN Group Ltd. (South Africa)	3.0%
Nigerian Breweries plc (Nigeria)	3.0%
East African Breweries Ltd. (Kenya)	2.9%

Company	% of Net Assets
Nestlé Nigeria plc (Nigeria)	2.9%
Square Pharmaceuticals Ltd. (Bangladesh)	2.2%
Vietnam Dairy Products JSC (Vietnam)	2.2%
Safaricom Ltd. (Kenya)	2.1%
Kuwait Foods Americana (Kuwait)	2.0%

*	As of September 30, 2014, there were 130 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indices are free float-adjusted market capitalization indices designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indices.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW The Wasatch Global Opportunities Fund gained 3.94% in the 12 months ended September 30, 2014, and the MSCI AC World Small Cap Index rose 6.82%. Following extraordinary returns in the prior 12 months, the global small-cap market continued to climb higher. Overall, emerging markets outpaced the broad market, boosted by gains in India, where voters elected a new prime minister with an ambitious reform agenda. U.S. small caps also outperformed, lifted by an improving U.S. economy and continuation of the Federal Reserve’s (Fed) near-zero interest-rate policy. While stocks in most countries posted gains, a handful of markets registered sharp declines. These included Russia, which was impacted by the Ukrainian conflict, and Brazil, whose economy fell into recession.

In this environment, the Fund’s investments in numerous countries and sectors generated positive returns. Performance trailed the benchmark, however, largely because of stock selection in the United States and developed international markets. These negative effects were partly offset by stock selection and an overweight in emerging markets that resulted from our bottom-up research.

DETAILS OF THE YEAR

The Fund’s international holdings, which accounted for about 60% of the portfolio, rose more than 8%. This result outpaced the 4.56% return of the MSCI AC World Ex-U.S.A. Small Cap Index, driven by a nearly 20% gain in our emerging market stocks. The list of top contributors was dominated by Indian names, including Lupin Ltd., a generic pharmaceutical maker, and MakeMyTrip Ltd., India’s largest online travel agency. Lupin’s product pipeline is exploding, and the company has not received any adverse comments from the U.S. Food and Drug Administration, which stepped up vigilance on Indian drug companies due to rising U.S. imports. MakeMyTrip benefited from positive trends in the company’s airline ticketing business. We see even greater potential in its hotel reservations business, where we think margins could rise to 15% over time.

Calbee, Inc. and Wirecard AG were other top contributors in the international portion of the Fund. Calbee is a Japanese snack food company that is posting strong domestic sales and expanding its footprint into the rest of Southeast Asia. Germany-based Wirecard is a processor of online payment transactions that is capitalizing on the rapid growth of e-commerce in Europe. On the negative side, Melco International Development Ltd., a Macau-based gaming company, was one of our weaker international stocks. Melco was caught up in an industry-wide selloff precipitated by the Chinese government’s efforts to crack down on “junket operators” —people who recruit wealthy patrons for Macau casinos.

Our U.S. holdings, which accounted for about 37% of the portfolio, rose more than 3% but trailed the 8.89% increase in the MSCI U.S. Small Cap Index. Two of the biggest U.S. detractors were Nu Skin Enterprises, Inc. and Cornerstone OnDemand, Inc. Shares of Nu Skin, a marketing company that sells personal care products, declined in response to faltering revenues in China. Last winter, the Chinese government conducted an investigation into the company’s sales practices, prompting Nu Skin to put all promotional activities on hold in China. The investigation has been concluded, and Nu Skin was exonerated. The company is now rebuilding its business in China, and we expect it to show good growth from here.

Cornerstone provides human resources and talent management solutions to employers, delivered over the Internet as software-as-a-service. Second-quarter revenues came in slightly below expectations, putting pressure on the stock. However, bookings (i.e., customer commitments) were strong, with the company recording the largest number of million-dollar deals in its history. We took advantage of the selloff to add to our position.

A key area of strength in the U.S. portion of the Fund was the industrials sector — our industrial stocks posted a double-digit gain. Within the sector, the top performers were trucking companies Knight Transportation, Inc. and Old Dominion Freight Line, Inc. While improvement in the U.S. economy has been slow, the economy’s steady progress has reduced capacity in the trucking industry over the last six months, giving Knight and Old Dominion more pricing power.

OUTLOOK

The U.S. economy appears to be on solid ground, and inflation is low enough that any interest-rate increases from the Fed over the next year should be gradual. One concern we have is that valuations of certain segments of the U.S. small-cap market appear stretched. Valuations are generally more favorable overseas; however, the growth outlook is mixed. A national sales tax increase that went into effect April 1st has taken a toll on the Japanese economy, and events in Russia could stall Europe’s recovery, at least in the near term. While most emerging economies are expanding faster than their developed peers, any slowdown in Europe could have a ripple effect on export-driven growth.

Regardless of how big-picture events unfold, we believe the Fund remains well positioned for the months ahead. The weighted-average price-to-earnings (P/E) multiple of the portfolio was 21.6 times 12-month forward earnings at period-end, and its estimated long-term earnings growth rate was 19%. The level of growth we are expecting from our companies bodes well for the Fund, since history has shown that stock prices ultimately follow earnings.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities	3.94%	13.54%	21.84%
MSCI AC World Small Cap Index	6.82%	12.08%	18.88%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are 1.80%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MakeMyTrip Ltd. (India)	2.4%
Wirecard AG (Germany)	2.2%
Lupin Ltd. (India)	2.1%
Knight Transportation, Inc.	2.0%
MercadoLibre, Inc. (Brazil)	1.9%

Company	% of Net Assets
International Container Terminal Services, Inc. (Philippines)	1.9%
Sino Biopharmaceutical Ltd. (China)	1.9%
Shriram City Union Finance Ltd. (India)	1.8%
Marksans Pharma Ltd. (India)	1.8%
Calbee, Inc. (Japan)	1.7%

*	As of September 30, 2014, there were 81 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: November 17, 2008. The MSCI AC (All Country) World Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in this or any index.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Heritage Growth Fund is managed by a team of Wasatch portfolio managers led by Chris Bowen.

Chris Bowen Lead Portfolio Manager

OVERVIEW

Despite mixed stock-market returns during the most recent quarter, equities delivered gains for the year ended September 30, 2014. The Wasatch Heritage Growth Fund advanced 7.21%, which trailed the performance of the Fund’s benchmark, the Russell Midcap Growth Index, which returned 14.43%.

In recent months, large-cap stocks in general had the strongest returns, small- and micro-cap stocks had the weakest and mid-cap stocks fell somewhere in the middle. Investors appeared to move up the market-cap spectrum, turning to the perceived safety of large-cap stocks as a way of mitigating risk in response to the Federal Reserve’s scheduled end of quantitative easing and heightened geopolitical concerns.

This past year was a good reminder not to get too caught up in the results of any one short-term period. We take a marathon approach to investing. We believe that we can add value as an investment manager by choosing our holdings carefully and then exercising patience while waiting for the stock market to recognize the value and quality of the companies held in the Fund.

We consistently assess the Fund’s positions and overall structure. Compared with the stocks in the benchmark, the Fund’s holdings have better valuations, outstanding returns-on-capital and stronger balance sheets, while generating a compelling level of earnings growth. We believe that holding companies with these characteristics is important, especially during periods of heightened market volatility.

The Fund’s largest contributors for the 12-month period were Spirit Airlines, Inc., Amphenol Corp. and Tim Hortons, Inc. The largest detractors were Nu Skin Enterprises, Inc., RetailMeNot, Inc. and LKQ Corp.

DETAILS OF THE YEAR

Spirit Airlines has many of the attributes we seek and has been an outstanding investment since we purchased the stock a little over a year ago. The ultra-discount, no-frills airline continues to grow by methodically entering new markets as a low-cost alternative to the big carriers. It would be easy for an airline like Spirit to try to grow faster by spending more, but the management team appears to be sticking to its plan. We are keeping a close eye on Spirit’s valuation with the stock up over 170% since our initial purchase.

Electronics manufacturer Amphenol is one of our largest holdings, and its stock was up almost 30% over the last 12 months as the company continued its strong execution. Amphenol should supplement future growth through a recently acquired company that manufactures electronics for the auto industry, an area forecasting strong worldwide growth over the next several years.

While the stock price of Tim Hortons, a Canada-based chain of quick-service restaurants, had been increasing after management reported solid earnings results, the stock price appreciated even more when Burger King* announced that it would acquire the company. We believe the buyout price is fair and, barring any unforeseen complications, we expect the Fund to recognize an attractive return from this position that we initiated over five years ago.

Nu Skin undoubtedly took a step back this year. The company markets personal-care products through a worldwide network of independent dealers that build their own businesses. Our investment thesis revolved around Nu Skin’s growing business in China. However, Chinese regulators determined that a very small portion of the company’s sales were out of compliance with Chinese regulations and Nu Skin was assessed a modest fine. The stock dropped over 60% from our initial entry point. Nu Skin’s management proactively decided to halt growth in China while it addressed the regulator’s concerns, and now the company is starting to reignite its growth. We feel that Nu Skin’s valuation is attractive and that the Chinese market will continue to grow.

RetailMeNot partners with national retailers to deliver free coupons to over two million subscribers via the Internet and through its smartphone app. For example, if a consumer is looking to purchase an item or shop at a specific store, RetailMeNot may have a coupon that can save money for the consumer. Many online retailers experience a high level of shopping-cart abandonment and often a RetailMeNot coupon can be the nudge needed to complete the sale.

Search engines help drive customer access to RetailMeNot’s service and its business slowed when Google adjusted the algorithm it uses to determine when a company like RetailMeNot appears in search results. The company has successfully adjusted to algorithm changes in the past, but it has taken longer this time for it to regain its standing in search results. RetailMeNot is aggressively promoting traffic through its app — one of the most popular in Apple’s App Store — and email targeting in order to minimize its reliance on search engines.

Aftermarket auto parts distributor LKQ Corp. was down over 15%, the target of aggressive short sellers. However, we believe the fundamentals of the business remain intact and management continues to execute its long-term strategy of consolidating the North American and European markets.

OUTLOOK

We took some punches in the most recent quarter when the Fund’s return went negative and, as is engrained in our culture at Wasatch, we are digging into the results to see what lessons can be learned. We remain grounded in our core philosophy of seeking to invest in enduring, high-quality growth businesses at reasonable valuations, and we are convinced that our process for finding and assessing these businesses remains intact.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2014, the Wasatch Heritage Growth Fund was not invested in Burger King Worldwide Inc.

Current and future holdings are subject to risk.

WASATCH HERITAGE GROWTH FUND (WAHGX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Heritage Growth	7.21%	13.08%	7.34%
Russell Midcap® Growth Index	14.43%	17.12%	10.24%
S&P 500 Index	19.73%	15.70%	8.11%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Heritage Growth Fund are 0.99%. The Net Expenses are 0.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small and mid cap funds will be more volatile and loss of principal could be greater than investing in large cap funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP TEN EQUITY HOLDINGS*

Company	% of Net Assets
Microchip Technology, Inc.	4.5%
Amphenol Corp., Class A	4.5%
Copart, Inc.	4.3%
Cognizant Technology Solutions Corp., Class A	4.3%
IHS, Inc., Class A	4.2%

Company	% of Net Assets
MSC Industrial Direct Co., Inc., Class A	3.8%
Covance, Inc.	3.8%
LKQ Corp.	3.4%
SEI Investments Co.	3.4%
Spirit Airlines, Inc.	3.3%

*	As of September 30, 2014, there were 43 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell Midcap Growth Index are also members of the Russell 1000 Growth Index. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The index is unmanaged and is a common measure of common stock total return performance. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager	OVERVIEW The Wasatch International Growth Fund declined -4.53% for the fiscal year ended September 30, 2014, while the MSCI All Country (AC) World Ex-U.S.A. Small Cap Index gained 4.56%.

We are continuously searching the world intent on investing in high-quality, long-duration growth companies that we believe will be able to grow from cycle to cycle. However, the macro environment can impact even the best companies in the short term.

In recent months, there has been more evidence of slowing growth in continental Europe. The recovery since the financial crisis has been fragile and uneven across the region. France and Italy, the second and third largest economies in the eurozone have failed to reignite growth. Germany, the one beacon of strength in the region, has seen increasingly negative economic data. Stubbornly low inflation rates and feeble growth suggest a real threat of deflation. Geopolitical risks, particularly relating to Russia, appear to be exacerbating the weak conditions.

There are structural issues in Europe that must be addressed before the region will see a durable and lasting recovery. These issues include high levels of public and private debt, high levels of unemployment and a single currency that hinders disparate countries from adjusting their monetary policies and interest rates to respond to national economic conditions.

DETAILS OF THE YEAR

We were overweight in Europe for most of the fiscal year and have now shifted to an underweight position. In addition, the companies we own have been expanding their businesses outside of Europe, reflecting an even lower weight invested into the region. What concerns us at the present time is the likelihood of Europe entering into a “Japan-like” deflationary, slow-growth period that would be a very difficult environment for many stocks, especially those with some macro-driven growth.

Because we are bottom-up investors, we have been able to find companies in all regions that can grow in any cycle or take significant share in downturns and emerge in much stronger positions in a recovery. Wirecard AG is an example of a European company that we believe will grow cycle to cycle given its strong competitive positions and unique technology platforms.

Wirecard (Germany) is a longtime holding for Wasatch. Five years ago, the company began to expand beyond

Europe. Wirecard is the market-leading payment processor in Europe and has proven it can grow from cycle to cycle. Wirecard’s technology platform allows customers to handle all aspects of online-payment processing from merchant acceptance, issuing services, wallet solutions and risk-management services. While the weak environment in Europe may impact Wirecard’s business, we believe the company is well-positioned to benefit from increasing e-commerce penetration in Europe and further expansion in Asia. In addition to Wirecard, CTS Eventim AG (Germany) was one of the Fund’s top contributors for the 12-month period. Detractors from Europe included Sweden’s Elekta AB and Italy’s Salvatore Ferragamo S.p.A.

Today’s global environment makes it less obvious where investors can “hide out” during times of turmoil. However, we are finding great investments in countries like Japan where the business and investing environment is increasingly favorable. After two decades mired in deflation, the country firmly voted for change, which Prime Minister Shinzo Abe has promised with sweeping change in fiscal and monetary policy and other economic and social areas. Since he has taken office, we’ve seen unprecedented monetary easing and fiscal stimulus. We’ve also seen business sentiment, consumer confidence, and other economic data improve.

Even more importantly, something we unveiled through our bottom-up process, we are witnessing positive changes in the business environment at a micro level in Japan. New-generation management teams are looking outside of their borders for innovative ideas, best practices and business opportunities. Companies like Pigeon Corp., Calbee, Inc. and Ryohin Keikaku Co. Ltd. are investing internationally and seeing strong growth outside Japan’s borders. Our overweight in Japan is a function of the rich opportunity set we are finding there. The performance of our Japanese holdings was mixed during the year. GMO Payment Gateway, Inc. and Infomart Corp. were among the Fund’s top contributors, while Kakaku.com, Inc. and Start Today Co. Ltd. numbered among the detractors.

OUTLOOK

We believe the environment for international small-cap companies around the world will be challenging in the short- to mid-term. The silver lining on this cloud is that valuations are starting to become more compelling and we are sharpening the pencil on some companies that we found interesting but too expensive in the past. We continue to find interesting companies that have strong brands, innovative technology or disruptive business models across regions and countries.

Although many of the Fund’s investments underperformed over the last year, we’re excited about the long-term potential of the companies we own. While it is hard to predict when the environment will improve, we have a high degree of conviction in our ability to find high-quality, market-leading businesses that we believe will make for great investments over the long term. As these companies go from strength to strength and continue to grow their earnings power, we look forward to the potential for strong returns.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth	-4.53%	14.65%	10.06%
MSCI AC World Ex-U.S.A. Small Cap Index	4.56%	8.33%	8.98%
MSCI World Ex-U.S.A. Small Cap Index	3.37%	8.76%	7.94%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are 1.49%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Domino’s Pizza Enterprises Ltd. (Australia)	2.7%
Wirecard AG (Germany)	2.6%
Pigeon Corp. (Japan)	2.5%
Rotork plc (United Kingdom)	2.5%
Calbee, Inc. (Japan)	2.4%

Company	% of Net Assets
Merida Industry Co. Ltd. (Taiwan)	2.2%
Vitasoy International Holdings Ltd. (Hong Kong)	2.2%
Rightmove plc (United Kingdom)	2.0%
M3, Inc. (Japan)	2.0%
Nihon M&A Center, Inc. (Japan)	2.0%

*	As of September 30, 2014, there were 78 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Laura Geritz and Jared Whatcott.

Roger Edgley, CFA Lead Portfolio Manager	Laura Geritz, CFA Portfolio Manager	Jared Whatcott, CFA Associate Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2014, the Wasatch International Opportunities Fund returned 11.53%, significantly outperforming the MSCI All Country (AC) World Ex-U.S.A. Small Cap Index, which was up 4.56%.

While there were obviously market concerns over geopolitics during the past year, including conflict in the Middle East and tensions with Russia over Ukraine, the big questions seemed to be around central-bank policy. While ultra-loose monetary policy has apparently muffled other global concerns, as questions have begun to surface concerning when interest rates will rise, we’ve seen volatility creep back in to the markets. Macro data in the eurozone has generally been disappointing, so like Japan the European Central Bank is becoming aggressive in its quantitative easing. At the same time, the U.S. Federal Reserve and the Bank of England seem poised to start raising interest rates. India’s stock market rallied driven by investors’ optimism regarding the newly elected prime minister’s agenda for governance and economic revival. India is the Fund’s largest overweight at nearly 8% compared to just over 1% for the Index, and this allocation greatly benefited performance relative to the Index.

In addition to India, the Fund has gravitated toward higher exposure to emerging markets given the appeal of companies that benefit from powerful trends in demographics, potential productivity gains, and growth headroom. Over the past few years, having heavier exposure to emerging markets made it more difficult to outperform the developed-market heavy benchmark. Fortunately, a rebound in emerging markets caused this to reverse, and our emerging-market stocks were strong contributors to the Fund’s outperformance of the Index for the year.

DETAILS OF THE YEAR

Despite being underweight in industrials at 12% compared to the Index weight of 20%, our Indian industrial names were a big reason the Fund dominated the benchmark for the 12-month period. Battery manufacturer Amara Raja Batteries Ltd., tile producer Kajaria Ceramics Ltd., and automobile manufacturer Eicher Motors Ltd. were among the Fund’s top contributors.

Consumer discretionary was another sector where stock-picking helped the Fund to outperform. An example is Berjaya Food Berhad. The company owns the Kenny Rogers Roasters chain of restaurants in Malaysia and Indonesia, and is also the master franchisee of Starbucks in Malaysia and Brunei. After finding Berjaya Food and talking to management earlier this year, we recognized the strong position the company was in and were fortunately able to quickly move the position up to a relatively large weight.

Our information-technology stocks outperformed those in the Index helped by Infomart Corp., an e-commerce provider to the Japanese food industry, and My EG Services Berhad, a government e-services provider in Malaysia.

The Fund’s weight in the financials sector is still low compared to the Index. We have found the sector to be a notoriously difficult place in which to uncover high-quality micro-caps. Yet, we have managed to add a few names to the Fund over the past year, including some with African exposure. Insurer British-American Investments Co. Kenya Ltd. was the Fund’s top contributor for the year, and the main reason the financials sector outperformed its counterpart within the Index.

Similar to industrials, the performance of the Fund’s materials sector was led by Indian stocks. Berger Paints Ltd. and Supreme Industries Ltd., a plastic-goods manufacturer, were strong contributors, and our lack of exposure to metals and mining stocks also helped.

Health care and consumer staples were the only two sectors in which the Fund notably underperformed the Index.

OUTLOOK

While the Fund’s performance over the past 12 months benefited from the relative strength of emerging markets, where the Index is significantly underweight, the Fund still faces a persistent (if somewhat weaker in the last quarter) headwind on the market-cap front. The Fund’s micro-cap mandate has us focused on investing in companies with market capitalizations of under $1 billion (in U.S. dollars). For the 12-month period, this was the most challenging arena in which to invest as micro-caps had the weakest performance when compared to companies with larger market capitalizations.

Despite this headwind, we remain optimistic about the opportunities the Fund faces. We are committed to a process of Deeper, Disciplined Investing,™ which we believe will continue to lead us to high-quality stocks that provide the potential for the Fund to outperform its benchmark over time.

We are continuing to scan the globe for investment opportunities. In the past three months, our team traveled to Argentina, Bangladesh, China, Costa Rica, Denmark, Ecuador, France, Germany, Ghana, Ivory Coast, Mexico, Norway, Panama, Senegal, South Korea, Sri Lanka, Sweden, Taiwan, and the United Kingdom. We are as excited as ever about the great micro- and small-cap stocks that we continue to discover.

Thank you for entrusting us with the opportunity to invest your assets.

Current	and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/27/05
International Opportunities	11.53%	14.43%	10.22%
MSCI AC World Ex-U.S.A. Small Cap Index	4.56%	8.33%	7.48%
MSCI World Ex-U.S.A. Small Cap Index	3.37%	8.76%	6.33%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are 2.42%. The Net Expenses are 2.25%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
BreadTalk Group Ltd. (Singapore)	2.0%
British-American Investments Co. Kenya Ltd. (Kenya)	1.9%
Amara Raja Batteries Ltd. (India)	1.8%
Spur Corp. Ltd. (South Africa)	1.8%
Pepsi-Cola Products Philippines, Inc. (Philippines)	1.8%

Company	% of Net Assets
Famous Brands Ltd. (South Africa)	1.8%
Berjaya Food Berhad (Malaysia)	1.8%
Olvi Oyj, Class A (Finland)	1.8%
Wawel S.A. (Poland)	1.8%
RFM Corp. (Philippines)	1.6%

*	As of September 30, 2014, there were 124 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 27, 2005. The MSCI AC (All Country) World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. The MSCI World Ex-U.S.A. Small Cap Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed markets, excluding the United States. You cannot invest directly in these or any indices.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 11.78% for the 12 months ended September 30, 2014, while lagging the 18.89% return for the Russell 1000 Value Index.

U.S. large-cap equities were among the best-performing asset classes for the 12-month period. Returns were boosted by favorable corporate-earnings trends and the relative strength of the U.S. economy compared to developed-market counterparts. While the U.S. Federal Reserve (Fed) has curtailed its bond purchases under the stimulus measure known as quantitative easing, the Fed has made it clear that employment remains a concern and there is no urgency to remove its policy of near-zero short-term interest rates. Given this Fed messaging with respect to rates and ongoing, if moderate, growth in the economy, investors continued to move cash out of lower-risk investments and into equities. Overseas, the economic recovery has been more uneven than in the United States. As concerns over possible deflation emerged, the central banks of both Europe and Japan stepped up with accommodative policies.

Stock selection within energy, industrials and financials detracted from the Fund’s performance relative to the Index. The leading contributor to performance versus the Index was an overweight to and selection within the information-technology sector.

DETAILS OF THE YEAR

Leading individual contributors for the 12 months included LyondellBasell Industries N.V., a petrochemical refiner and manufacturer of specialized plastics used in a wide range of products. While most of its competitors rely on oil-based manufacturing processes, LyondellBasell has benefited from lower production input costs due to the decline in natural-gas prices.

Consumer-electronics icon Apple, Inc. was another standout performer, benefiting from continued revenue growth, resilient margins and a highly anticipated product launch. The introduction in September of larger iPhone models with a new operating system, along with a smartwatch and a mobile-payment service largely met expectations, despite glitches in the operating system that are expected to be temporary. We trimmed our Apple exposure a bit on the run-up to the product introductions, but are maintaining a significant position.

Software giant Microsoft Corp. was supported by a string of positive developments. With a new CEO at the reins, the company took strides toward building upon its leading enterprise- and cloud-based businesses to further its penetration on the mobile-device front. In this vein, it was announced in March that Microsoft’s Office Suite would be available for Apple’s iPad, the leading tablet.

McKesson Corp., a distributor of pharmaceuticals, medical supplies and health and beauty-care products, saw improved earnings due to increased favorable trends in private-label and generic drug utilization. Additionally, good cost controls have led to improved margins. However, we sold our position as we felt like most of the favorable drivers of the stock were priced in and we saw better value elsewhere.

On the downside, Target Corp. was hurt over the period due to a slowdown in consumer spending, struggles with the company’s Canadian store footprint and an unexpected credit-card security breach. Although several of the issues are being resolved, we decided to sell the position as, in our opinion, the recovery will take longer than we originally expected and we believe the stock price does not appropriately discount this outlook.

Anadarko Petroleum Corp. has a significant energy asset base. The stock has had a bumpy ride in the aftermath of the 2010 oil spill in the Gulf of Mexico. More recently, the stock declined on the basis of an adverse judgment regarding cleanup costs for an environmental claim the company inherited as part of an acquisition.

Eaton Corp. plc is a global manufacturer of engineered products for the industrial, vehicle, construction, commercial and aerospace markets. Along with many other industrial companies, Eaton has experienced earnings disappointments and has seen its stock impacted by concerns over global growth. The company has an excellent balance sheet and strong cash flow, and we continue to hold the stock.

Regional bank First Niagara Financial Group, Inc. was penalized by the market over the period for its ambitious acquisition strategy. In addition, the company replaced its CEO with an internal candidate when investors were expecting an outsider to be brought on board. First Niagara has initiated a significant capital-expenditure program around information technology. While we think this is a sound strategic move, it was cause for further investor unease. We believe the stock should outperform over the next two to three years, and have maintained the position.

OUTLOOK

While the current low inflation and excess capacity do not suggest a particularly robust environment for stocks, there is a lot of capital on the sidelines and little in the way of attractive alternatives for investors. As a result, we continue to expect the market to grind higher, but that gains will be harder to win as valuations are quite elevated. Given how late we are in the market cycle, it would be natural to expect bumps in the road going forward.

Against this backdrop, we would expect equity investors to pay a premium for certainty and visibility as evidenced in cash flow of underlying companies. If the global growth outlook stabilizes from the current fears over deflation, deep value could be unlocked within the energy and materials sectors. To the extent market leadership continues to be driven by price-to-earnings multiple expansion, our style would face a headwind.

As always, we will continue to apply our rigorous process to stock selection. Thank you for your continued confidence and investment in the Fund.

Current	and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	11.78%	10.50%	8.11%
Large Cap Value (WILCX) — Institutional	11.95%	10.58%	8.15%
Russell 1000® Value Index	18.89%	15.26%	7.84%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.16%, Net: 1.10% / Institutional Class — Gross: 1.35%, Net: 0.98%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
JPMorgan Chase & Co.	4.2%
Citigroup, Inc.	4.1%
General Electric Co.	4.1%
Johnson & Johnson	4.0%
Suncor Energy, Inc. (Canada)	3.9%

Company	% of Net Assets
Pfizer, Inc.	3.8%
American International Group, Inc.	3.6%
Wells Fargo & Co.	3.5%
Microsoft Corp.	3.3%
Cisco Systems, Inc.	3.3%

*	As of September 30, 2014, there were 34 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indices.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers led by Michael Shinnick and Ralph Shive.

Michael Shinnick Lead Portfolio Manager	Ralph Shive, CFA Portfolio Manager	OVERVIEW U.S. equity returns for the 12 months were boosted by favorable corporate-earnings trends and the relative strength of the U.S. economy compared to most of its developed-market peers.

The U.S. Federal Reserve (Fed), while tapering its bond purchases under the stimulus measure known as quantitative easing, has made it clear that employment remains front and center as a concern and that there is no rush to raise near-zero short-term interest rates. In view of this Fed messaging with respect to rates as well as continued moderate growth in the economy, investors continued to move cash out of lower-risk investments and into equities. The economic recovery has been more uneven overseas than in the United States. As concerns over possible deflation emerged, the central banks of both Europe and Japan stepped up with accommodative policies.

For the 12-month period ended September 30, 2014, the Wasatch Long/Short Fund — Investor Class returned 5.21% and lagged the 19.73% return of its primary benchmark, the S&P 500 Index. Weakness in relative performance was primarily on the long side of the portfolio, while selection was broadly strong among our short positions. In addition, as an “all-cap” strategy, performance was constrained by significant exposure to small- and mid-cap stocks, which lagged the large-cap stocks in the S&P 500.

DETAILS OF THE YEAR

The Fund underperformed its benchmark over the past year predominantly as a result of positioning on the long side of the portfolio in the energy and materials sectors. Energy stocks underperformed largely on weakness in the price of oil, which declined approximately 12% during the last 12 months. Both our selection within energy and our overweight exposure to the sector detracted from performance relative to the Index. Leading individual detractors included longstanding positions in U.S-based, oil-focused exploration and production firms Denbury Resources, Inc. and Bill Barrett Corp. We believe both firms are uniquely positioned to benefit from the ongoing transformation in U.S. energy exploration, which we expect to play out over a decade or longer, with expertise in enhanced land-based oil-recovery techniques and substantial proven reserves. We added to our positions in Denbury and Bill Barrett on stock-price weakness in order to maintain their weightings at our desired level. Holdings of offshore drillers including Ensco plc and Diamond Offshore Drilling, Inc. also detracted for the 12-month period, as day rates and utilization declined for both companies along with the price of oil. Again, we believe these firms are positioned to benefit as the demand for energy continues to rise in coming years, and we also believe they have the balance sheets to weather the current weak pricing environment. With respect to our lagging materials exposure, we exited positions in gold miner Yamana Gold, Inc. and paper and pulp manufacturer Domtar Corp.

On the positive side, a number of short positions within the consumer-discretionary sector added to performance, including restaurant chain Buffalo Wild Wings, Inc., fashion brand Kate Spade & Co. and grocer Sprouts Farmers Markets, Inc. Long positions that contributed included business-software services firm TIBCO Software, Inc. and gambling-machine maker International Game Technology. Within information technology, consumer-electronics icon Apple, Inc. and software giant Microsoft Corp. were leading contributors. Shares of data-center services giant Iron Mountain, Inc. were boosted by the company’s conversion to a real-estate investment trust (REIT), which will allow for a substantial increase in dividend payouts.

New positions included Bank of America Corp., which we believe will benefit from reduced litigation expenses and an improved outlook for shareholder-friendly steps including dividend increases and share buybacks following its recent settlement with the government. We also initiated a short position in low-cost retailer Five Below, Inc., as we do not see its business as sufficiently differentiated to justify its current valuation. Another new short is Healthcare Services Group, Inc. which, despite a strong operational track record, will be challenged to show margin improvement in the face of rising labor costs and reimbursement headwinds.

OUTLOOK

Overall, we continue to position the Fund for an economic recovery, believing that sectors such as information technology and energy will likely benefit at this stage of the cycle. We see this outlook being confirmed in employment and business profitability metrics, although we are aware of reasonable concerns about global growth as Europe combats a perceived risk of deflation and growth in China becomes less exuberant.

Rising energy demand remains a major theme within the Fund. The price of oil has approximately tripled in the last decade. Global demand for oil has increased every year since 2009 and is projected to increase again in 2015. Our holdings within the energy sector display strong balance sheets, substantial productive assets and proven cash-flow generation. Along with our holdings in materials, we view energy stocks as well-positioned to provide a degree of support if the Fed is unable to unwind its balance sheet without generating inflation.

We thank you for your continued investment and for your confidence as we seek to provide meaningful exposure to the market’s upside and mitigate the impact of market declines.

Current	and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	5.21%	8.45%	6.79%
Long/Short (WILSX) — Institutional	5.33%	8.49%	6.81%
S&P 500 Index	19.73%	15.70%	8.11%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.04%	0.08%	1.51%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.51% / Institutional Class: 1.40%, Net: 1.39%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Institutional Class is new and does not have any performance history prior to 12/13/2012. Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Denbury Resources, Inc.	5.3%
TIBCO Software, Inc.	3.8%
Iron Mountain, Inc.	3.8%
Apple, Inc.	3.5%
Loews Corp.	3.5%

Company	% of Net Assets
Wal-Mart Stores, Inc.	3.4%
Bill Barrett Corp.	3.1%
Microsoft Corp.	2.8%
General Motors Co.	2.6%
Citigroup, Inc.	2.2%

*	As of September 30, 2014, there were 53 long and 14 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indices.

WASATCH MICRO CAP FUND (WMICX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Dan Chace.

Dan Chace, CFA Lead Portfolio Manager

OVERVIEW

For the 12 months ended September 30, 2014, the Wasatch Micro Cap Fund returned -0.81%. The Fund’s benchmark, the Russell Microcap Index, rose 2.78%

Micro-cap equities began the fiscal year on a positive note, as investors initially shrugged off news that the Federal Reserve (Fed) would begin scaling back its purchases of U.S. Treasury bonds and mortgage-backed securities. As the year progressed, however, volatility increased and risk-taking diminished. Investors seeking the perceived stability of larger companies pushed the major large-cap averages to new all-time highs, while micro-cap stocks declined. Even within micro-caps, the stocks of larger companies tended to fare better than smaller ones. In accordance with our mandate, we have continued to hold some of our companies whose market capitalizations have grown beyond the traditional micro-cap range. That move proved beneficial and accounted for some of the Fund’s stronger performers during the year.

The consumer-discretionary sector was the Fund’s largest source of positive returns. In that sector, as well as in financials, strength in our Indian stocks significantly helped these sectors within the Fund to post returns ahead of these same sectors in the Index. India’s stock market rallied throughout the fiscal year on optimism leading up to and following the country’s national elections.

Information technology (IT) and health care are the two sectors in which we have been finding the largest number of growing, innovative companies meeting our investment criteria. During the preceding fiscal year, IT was the Fund’s largest source of outperformance. For the fiscal year ended September 30, 2014, however, our IT stocks declined more than the IT stocks in the Index and were the primary reason the Fund underperformed its benchmark. In the strong-performing health-care sector, on the other hand, our overweight position provided a tailwind for the Fund. Led by our pharmaceutical and medical-device companies, our health-care stocks outgained the health-care sector of the Index and helped the Fund’s performance.

After the previous year’s strong run in IT and health-care stocks, one of our themes in 2014 has been to seek additional opportunities for investing outside those two traditional areas of growth. This bottom-up repositioning is aimed at mitigating risk to the Fund in the eventuality that IT and health care cease to lead the market. With the economy still not firing on all cylinders, however, progress on that front has been slower than expected.

DETAILS OF THE YEAR

Our strongest contributor to Fund performance for the year was generic-pharmaceuticals manufacturer Akorn, Inc. The company sells diagnostic and therapeutic pharmaceuticals for the eyes, as well as niche hospital drugs and injectable pharmaceuticals in the U.S. and other countries. Akorn is benefiting from recent acquisitions that have been highly accretive to earnings. A strong environment for U.S. generic drugs also boosted the stock. We trimmed the Fund’s position in Akorn as its shares increased in value during the year.

Envestnet, Inc. was our second-largest contributor. The company provides wealth-management software and services to independent financial advisors and financial institutions in the U.S. and internationally. New technologies and acquisitions have enabled Envestnet to rapidly increase its revenues and gain market share.

Our greatest detractor from Fund performance for the year was ServiceSource International, Inc. ServiceSource provides end-to-end management and optimization of the renewal process for business-to-business service contracts. Execution issues associated with the company’s new software platform have been impacting its operating cash flow, profitability and stock price. We sold the stock when it became apparent to us that management would not be able to turn the business around as soon as we had expected.

E2open, Inc. was another significant detractor. E2open’s cloud-based solutions for supply-chain management enable companies to work with suppliers for just-in-time manufacturing of products. The stock fell sharply when management reported that E2open had lost three of its customers when they were acquired by other firms, and that the resulting revenue shortfall would delay E2open’s transition to profitability. We continue to hold the stock while we conduct additional research and monitor the situation closely for further developments.

OUTLOOK

With the end of quantitative easing at hand, the sheer size of the Fed’s balance sheet was undoubtedly a source of investor uncertainty and stock-market volatility during the year. Going forward, we think it is reasonable to expect the volatility in micro-cap equities to continue, especially in view of their outperformance relative to large-cap issues in recent years. We anticipate that further volatility may provide opportunities for us to purchase what we consider high-quality companies at reasonable prices as we seek additional investments outside the health-care and technology sectors.

Over the long-term, we believe the small-and micro-cap segments of the market remain its most prolific sources of growth and innovation — as well as the areas most likely to generate attractive investment returns. We’ve been particularly encouraged by the increase in micro-cap company initial public offerings (IPOs) in 2014 compared to the previous year. Although a high number of IPOs is often viewed as an indicator of excessively optimistic short-term sentiment, from a longer-term perspective we believe it bodes well for the health and vibrancy of the micro-cap equity market. At the very least, the higher number of public micro-cap companies should provide us with an expanded universe of companies to draw from when selecting investments for the Fund.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	-0.81%	13.60%	7.29%
Russell Microcap® Index	2.78%	13.60%	6.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.93%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
ICON plc (Ireland)	2.5%
Envestnet, Inc.	2.3%
Akorn, Inc.	2.2%
City Union Bank Ltd. (India)	2.0%
Dealertrack Technologies, Inc.	1.9%

Company	% of Net Assets
Saia, Inc.	1.9%
Ultimate Software Group, Inc.	1.9%
LGI Homes, Inc.	1.8%
AtriCure, Inc.	1.8%
Ensign Group, Inc. (The)	1.8%

*	As of September 30, 2014, there were 90 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Micro Cap Value Fund gained 3.26% for the 12 months ended September 30, 2014. The Fund outperformed its benchmark, the Russell Microcap Index, which rose 2.78%.

The fiscal year started with healthy gains in micro-cap equities as the aggressive market environment that had begun in November 2012 continued. News from the Federal Reserve (Fed) that it would begin scaling back its purchases of mortgage-backed securities and Treasury bonds had little initial impact. Instead, equity investors found comfort in new Fed assurances that short-term interest rates would remain low long after the bond-buying program ended.

For years, the Fed’s near-zero interest-rate policy had been encouraging investors to speculate in equities and other risk assets. Because micro-cap companies are perceived to be riskier than larger companies, their stocks benefited more as speculation increased. As the fiscal year progressed, however, the situation reversed. Fears of tighter monetary policy dampened speculation and impacted micro-cap stocks while the large-cap indices continued to advance.

Although low interest rates have boosted the stock market, they also have discouraged savings and encouraged households to go more deeply into debt. Low rates of savings and investment have led to weak productivity growth and stagnant wages and salaries — which, in turn, have held back household consumption and the U.S. economy as a whole. Sluggish employment growth and declining rates of participation in the labor force also have helped restrain discretionary spending.

For those reasons, our approach to the consumer-discretionary sector has been defensive. We generally have avoided mall-based retailers in favor of discounters, international companies, housing-related companies, and companies targeting upper-income consumers who still have money to spend. Over the course of the year, our consumer-discretionary stocks generated strong gains and were the Fund’s largest source of outperformance relative to its benchmark.

Information technology (IT) was the Fund’s worst-performing sector. It was also a source of moderate underperformance for the Fund, as our IT stocks declined slightly more than the IT stocks in the Index amid growing risk aversion among investors.

DETAILS OF THE YEAR

Our strongest contributor to performance for the year was Horizon Pharma, Inc. — a specialty-pharmaceuticals company with medicines for the treatment of arthritis, pain and inflammatory diseases. Late in the year, the stock gave back some of its earlier gains after two pharmacy-benefit managers (PBMs) announced they would be dropping Horizon’s medications from their formularies. We reduced the position size in Horizon to mitigate the risk of a further slide in the stock price.

Gentherm, Inc. was our second-largest contributor. The company is benefiting from increased adoption of its individualized climate-control systems for automotive seats, steering wheels and cup holders. Strong global demand for automobiles also has contributed to increased sales of Gentherm’s products.

Another strong stock in the Fund was transportation company Saia, Inc., which specializes in less-than-truckload shipments in both the regional and inter-regional segments of the U.S. trucking market. Government regulations with respect to emissions, safety equipment and driver hours have hurt weaker competitors and favored stronger companies such as Saia that are able to pass the higher costs on to their customers.

Our greatest detractor from performance for the year was Tangoe, Inc. The company provides software and services to help multinational companies and government customers manage their telecommunications assets and expenses. Slowing growth at Tangoe and deteriorating sentiment toward software stocks in general have weighed on the company’s stock price. We reduced the Fund’s position in Tangoe during the year.

ServiceSource International, Inc. was our second-largest detractor. ServiceSource provides end-to-end management and optimization of the renewals process for business-to-business service contracts. Costs associated with the company’s new software platform have been impacting its operating cash flow, profitability and stock price. We sold the stock when it became apparent to us that management would not be able to turn the business around as soon as we had expected.

Specialty consumer-finance company Regional Management Corp. was another significant detractor. The company makes loans primarily to customers with limited access to consumer credit from banks and other traditional lenders. We sold the stock in response to Regional’s deteriorating loan portfolio and increasing regulatory scrutiny of the consumer-finance industry.

OUTLOOK

Given that the stock market often declines somewhat during the initial months of Fed tightening, it would not be unusual to see some temporary weakness going forward. Rather than try to sidestep such periods of turbulence, our goal is to remain invested in companies we consider high-quality that we believe will be able to continue growing their earnings over time.

While the latest revision indicates the U.S. economy grew at an annual inflation-adjusted rate of 4.6% in the second quarter — its fastest pace in over two years — we expect weakness in household consumption to keep a lid on both economic growth and interest rates. Any coming rate hikes are likely, in our view, to be modest and unlikely to derail the economy. If this scenario unfolds, we believe many of the interest-rate fears that impacted micro-cap stocks late in the fiscal year may dissipate. Meanwhile, the recent weakness in micro-caps has improved the valuations of our companies and — given what we believe are their generally strong growth prospects — made their risk/return profiles even more attractive on our metrics.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	3.26%	13.40%	10.47%
Russell Microcap® Index	2.78%	13.60%	6.36%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 2.05%. The Net Expenses are 1.95%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Saia, Inc.	2.5%
Gentherm, Inc.	2.3%
Move, Inc.	2.0%
EPAM Systems, Inc.	1.7%
Summit Hotel Properties, Inc.	1.6%

Company	% of Net Assets
Franklin Covey Co.	1.6%
Caesarstone Sdot-Yam Ltd. (Israel)	1.6%
Arbor Realty Trust, Inc.	1.6%
Torrent Pharmaceuticals Ltd. (India)	1.5%
Customers Bancorp, Inc.	1.5%

*	As of September 30, 2014, there were 102 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The official start date of the index was July 1, 2005. Data for the index prior to this date was from a paper portfolio. You cannot invest directly in this or any index.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by Jeff Cardon and JB Taylor.

Jeff Cardon, CFA Lead Portfolio Manager	JB Taylor Portfolio Manager	OVERVIEW The Wasatch Small Cap Growth Fund gained 1.09% for the 12 months ended September 30, 2014. Over the same period, the Fund’s primary benchmark, the Russell 2000 Growth Index, gained 3.79%.

A trend in small-cap stocks where we have seen a divergence between stock prices and the fundamentals underpinning the companies continued into 2014. In 2013, the average stock in the Russell 2000 Growth Index advanced over 40% while delivering, on average, sales and earnings growth of less than 10%. This trend continued through March of this year. We believe the Federal Reserve’s program of quantitative easing encouraged risk-taking and contributed to a momentum- and liquidity-driven market. With the prospects of tighter monetary policy going forward and risk appetites more subdued, investors appear to now be focusing back on fundamentals and valuations.

DETAILS OF THE YEAR

A future more focused on fundamentals should bode well for the Wasatch Small Cap Growth Fund. In the most recent quarter, our companies reported sales and earnings-per-share (EPS) growth of 16.1% and 15.6%, respectively. By comparison, the median sales and EPS growth of the average company in the Russell 2000 Growth Index were 10.2% and 11.5%, respectively. Our companies have higher operating margins and better returns-on-capital than the average company in the Index and nearly 60% of our companies have balance sheets with more cash than debt. Most importantly, our companies are led by management teams that we have vetted through numerous on-site visits and conference calls. A low-turnover strategy makes this endeavor possible. On average, our current top 20 holdings have been held in the Fund for over seven years.

Over our long history, the information-technology sector has provided fertile ground for investing in great growth companies. During the past year, however, the Fund underperformed the Index in the information-technology sector, as a handful of holdings struggled to deliver growth that satisfied Wall Street’s expectations.

In the U.S., the information-technology sector has more than its share of companies that display attributes we consider characteristic of outstanding growth companies —  disruptive technological advancement, large market opportunities, and great management teams. We believe the pace of innovation and value creation will continue in the information-technology sector, and that our recent disappointing performance will revert to our longer history of success.

Energy was also a sector in which we underperformed the benchmark. Our investments in the energy sector are focused on the long-run need for efficient energy production to fuel economic growth. We also spend a significant amount of time researching companies that apply new technology to help the U.S. become less dependent on traditional energy sources. For example, Power Integrations, Inc. manufactures integrated semiconductor circuits used in diverse applications including LED lighting, new energy-efficient electronics and appliances, and energy-efficient power chargers.

The Fund’s top contributor to performance came from the industrials sector, an area in which we outperformed the Index. Knight Transportation, Inc. is among the fastest-growing and most profitable truckload carriers in the U.S. Wasatch has owned the stock continuously since 1998. During that time, the company has transformed itself from a regional truckload carrier to a full-service transportation company offering truckload, dry van, refrigerated, brokerage, and intermodal port services. Over the past 12 months, Knight’s stock benefited from market-share gains as smaller competitors struggled with increased regulatory costs and an industry-wide driver shortage.

Mattress Firm Holding Corp. was another top contributor. Mattress Firm is the market leader in mattress retailing with 1,587 locations throughout the U.S. This market dominance allows Mattress Firm to spread advertising costs over a larger base of stores and drive sustainable margin and earnings growth. The stock benefited from the company’s recent acquisition of Sleep Train, which gives Mattress Firm presence in the attractive West Coast market. We also are drawn to the company because its business model is not threatened by disruptive Internet competition — customers like testing a bed in-store before purchase, and the cost of shipping also makes it difficult for potential online competitors.

OUTLOOK

Most indicators for the economy appear as healthy as they have been in a long time. Median company revenue growth in the Russell 2000 Growth Index topped 10% for the first time in two years and the number of Index companies missing estimates was down versus the last few quarters. Wall Street analyst expectations call for accelerating growth rates going forward. Valuations are still a concern. The percentage of Russell 2000 companies trading at what we consider high valuations is well above historical averages.

The good news is that we see signs of a transition from a momentum- and liquidity-driven market, to one in which growth rates and rational valuations should determine returns. We welcome this type of “stock picker’s market” in which our insights on a company’s management, business-model quality and long-term growth prospects should be properly rewarded. We believe our ongoing focus on finding and investing in long-duration growth companies that we believe are of the highest quality has the potential to continue to deliver attractive absolute and relative long-term returns.

Thank you for the opportunity to manage your assets and for your trust.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth	1.09%	15.20%	8.89%
Russell 2000® Growth Index	3.79%	15.51%	9.03%
Russell 2000® Index	3.93%	14.29%	8.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are 1.24%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight Transportation, Inc.	5.9%
Ultimate Software Group, Inc.	3.8%
ICON plc (Ireland)	2.8%
Power Integrations, Inc.	2.8%
Allegiant Travel Co.	2.7%

Company	% of Net Assets
Wirecard AG (Germany)	2.7%
IPG Photonics Corp.	2.3%
Syntel, Inc.	2.2%
MSC Industrial Direct Co., Inc., Class A	2.1%
Dealertrack Technologies, Inc.	2.1%

*	As of September 30, 2014, there were 91 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

Small-cap value stocks posted positive performance during the 12-month period ended September 30, 2014, as gauged by the 4.13% return of the Fund’s primary benchmark, the Russell 2000 Value Index. The bulk of the gain occurred in the first half of the period, as small-cap stocks topped out in early March and then experienced higher volatility — and a downward overall bias — from April onward.

The Wasatch Small Cap Value Fund performed very well for the annual period with a return of 11.13% for Investor Class shares, which outpaced the return of the benchmark by a healthy margin. The Fund’s Investor Class shares delivered an average annual gain of 12.35% since the Fund’s inception on December 17, 1997 compared to a return of 8.14% for the benchmark in that same interval.

DETAILS OF THE YEAR

The majority of the stocks in the Fund finished the period with a gain, and many delivered returns in excess of 20%. We believe this is a function of our stock-selection process, which looks for companies with high-quality business models highlighted by recurring revenues, deeply entrenched customer bases, and a lack of excessive competition. Our stock picks did particularly well in the health-care, indus-trials, financials and consumer-discretionary sectors.

The Fund’s performance also gained a strong benefit from its weighting in international stocks, which made up about 10% of the portfolio as of September 30th. We have owned stocks in India for several years on the belief that many of the country’s small-cap stocks offered attractive valuations relative to their underlying growth. The recent election of the reform-minded Narendra Modi as prime minister has boosted sentiment and led to rising estimates for economic growth, propelling India’s stock market upward. Yes Bank Ltd., MakeMyTrip Ltd., Torrent Pharmaceuticals Ltd. and City Union Bank Ltd. were among the Fund’s top-10 contributors to performance for the past year.

Among individual stocks, one of the most significant contributors was the drug-development company Questcor Pharmaceuticals, Inc., which received an acquisition offer from Mallinckrodt plc in April. We liked the merger since it provided a larger platform for the sale of Questcor’s primary drug, Acthar, than the company would have had by itself. We therefore held on to shares of the combined entity, Mallinckrodt, which also had strong performance.

Investments in trucking companies provided an additional source of strength for the Fund. We have liked the trucking industry for several years on the belief that it was positioned to benefit from improving economic growth and industry consolidation. Our thesis was indeed proven accurate. Top-performing trucking companies included Saia, Inc., Knight Transportation, Inc. and Old Dominion Freight Line, Inc.

Naturally, the Fund had its share of underperforming investments. The leading detractor from performance was Geospace Technologies Corp., a provider of seismic equipment for oil and gas exploration that was hit by a decline in exploration activity. We continued to hold the stock through its downturn but elected not to add to the position. Another notable detractor from performance was AVG Technologies N.V. We continue to hold the stock as we think the company is well-positioned in cell phone software security, an area we believe is poised to see growth. Our position in Angie’s List, Inc. also detracted from performance. While we thought the company was on the verge of turning itself around, it proved unable to grow its business in a profitable manner. We quickly realized our error in buying the stock and elected to sell the position.

These three detractors help illustrate a key aspect of value investing — determining how to handle an underperforming position. The Fund will always have its share of losers in any given year, and in each case we need to decide, “Do we buy more, hold, or sell?” Our research-driven process has added value on this front over the years and represents an important aspect of our effort to manage risk.

OUTLOOK

We believe the recent weakness in small-cap stocks is more a reflection of simple profit-taking than it is a shift in the market’s underlying fundamentals. Small-caps have performed exceptionally well in the past three years, so they became vulnerable to selling pressure when evidence of weaker economic growth overseas caused investors to become more risk-averse. Still, we would note that three important trends continue to work in favor of small-caps: the continued expansion of the U.S. economy, the strong U.S. dollar, and the likelihood that the U.S. Federal Reserve will maintain its “lower for longer” interest-rate policy.

We are encouraged by the opportunities our research process continues to uncover in the small-cap value space, particularly amid the increased volatility of the past six months. As always, we are actively engaged in harvesting returns from stocks that we no longer find attractive and maintaining a ready list of ideas into which we can deploy the capital. This approach reflects our view that the small-cap arena is a “perpetual-motion machine” where good companies regularly stumble and fall into value territory.

Overall, we maintain our longstanding approach of seeking to minimize downside risk by emphasizing higher-quality, fundamentally sound and financially strong companies. We believe our strategy — which focuses on buying great companies when they stumble and undiscovered companies when they’re inexpensive — will continue to hold the Fund in good stead through both up and down markets.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	11.13%	15.65%	8.07%
Small Cap Value (WICVX) — Institutional	11.28%	15.77%	8.13%
Russell 2000® Value Index	4.13%	13.02%	7.25%
Russell 2000® Index	3.93%	14.29%	8.19%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class — 1.27% / Institutional Class — Gross: 1.46%, Net: 1.15%. The expense ratio shown elsewhere in this report may be different. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Vistaprint N.V.	3.0%
Summit Hotel Properties, Inc.	2.8%
Arbor Realty Trust, Inc.	2.6%
Copart, Inc.	2.6%
Ensign Group, Inc. (The)	2.5%

Company	% of Net Assets
Select Comfort Corp.	2.5%
Polypore International, Inc.	2.5%
Nu Skin Enterprises, Inc., Class A	2.4%
Franklin Covey Co.	2.4%
Fabrinet	2.3%

*	As of September 30, 2014, there were 59 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indices.

WASATCH STRATEGIC INCOME FUND (WASIX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Strategic Income Fund advanced 18.94% over the 12 months ended September 30, 2014. The Fund nearly matched the 19.73% gain for the S&P 500 Index and far exceeded the 3.96% return for the Barclays Capital U.S. Aggregate Bond Index.

I believe that one of the drivers of the Fund’s strong performance was the large number of “yield” stocks we own. The continuing high yields of these stocks in the face of an environment in which dividend payouts are generally at microscopic levels reflect investor skepticism about the sustainability of the yields. Many of the yield stocks we own have yet to fully recover from the travails of the global financial crisis. As investors warm little-by-little to the business models of these companies, they’re willing to own them, which drives the stock prices higher and the yields lower.

DETAILS OF THE YEAR

Foremost among the Fund’s yield stocks over the past year was NorthStar Realty Finance Corp., which split its stock and spun off its management company. Two other commercial real-estate investment trusts (REITs), Colony Financial, Inc. and Starwood Property Trust, Inc., also helped the Fund’s performance as investors grew more confident in the prospects for these REITs. In addition, KKR Financial Holdings LLC received and accepted a takeover bid at nearly a 20% premium by its parent and current Fund holding KKR & Co. L.P.

The primary drag on the Fund’s annual performance came from Herbalife Ltd. While the general cause of Herbalife’s woes over the past year has been the continuation of short-seller Bill Ackman’s campaign to label Herbalife as a Ponzi scheme, the company’s recent quarterly report was disappointing to Wall Street and the stock fell by about 10% over the next few days. In addition, the stock fell approximately 20% more during the last two months of the fiscal year, resulting in a cumulative decline of over 30%.

Given the relative stability in the broad stock market during the past few months, I was actually surprised at the unusually large number of changes I made to the Fund. The reason for the changes was my ever-present focus on trying to ferret out any excessive risks. While I never want us to bear excessive risks, the exceptional returns for the Fund over the last several years have caused me to be especially vigilant. This is because the market usually demonstrates that high returns result from taking high risks. Unfortunately, to paraphrase Warren Buffett, we won’t know who was taking the high risks until the tide goes out and we can see who was swimming naked.

I’m working as hard as I can to make sure we’re fully clothed when the tide recedes. This is what underlies many of the changes in the Fund. For example, I sold Wal-Mart Stores, Inc. and purchased McDonald’s Corp. Both of these large companies have built strong moats around their business models. But while Wal-Mart’s price rose over the past year, McDonald’s price fell. That, plus McDonald’s 3.6% dividend yield versus Wal-Mart’s 2.5% yield, gave me the incentive I needed to justify replacing Wal-Mart with McDonald’s. Further, it’s worth noting that McDonald’s business — as it offers about twice the return on invested capital — is inherently more attractive than Wal-Mart’s.

Finally, I would like to note that I added a small position in the ProShares VIX Short-Term Futures ETF (VIXY), an exchange-traded fund (ETF) that reflects the VIX volatility index. You may recall that the Fund has owned VIXY before, and we regretted our experience as the position declined quite a bit while we held it. I determined that, in general, it isn’t a good idea to own VIXY. But I also determined that in times of increased market risk, it makes sense to hold some VIXY as a modest hedge against increased market volatility. When the market started to struggle recently, I decided to add a small position in VIXY in hope of gaining the benefits of this hedging strategy.

OUTLOOK

By many measures, the U.S. economy has returned to where it was before the global financial crisis of 2008 and early 2009. Today, bank loans to businesses exceed those of 2007. Total private employment has topped 2008 levels. And after a multi-year trend of declining incomes, there has been some recent improvement. Compared to previous recoveries, however, this one has been slow — so much so that for many people it’s hardly noticeable. Nevertheless, our economy has been making incremental progress.

Regarding the broad stock market, I don’t see compelling evidence that we should expect anything other than a continuation of the market advance that we’ve mostly enjoyed during the past five years. While overall valuations are on the high side, we’re finding a good number of reasonably priced stocks, including some that pay attractive dividend yields. With U.S. economic conditions that continue to improve, I remain a cautious bull.

As always, I appreciate the confidence you’ve shown by allowing me to manage a portion of your assets. While I know only a few of you personally, I assume that like me many of you are nearing the end of your careers. I share with you the importance of having investments that will provide both a reasonable level of income and security at the same time. That is what I’m hoping to achieve with the investments that comprise our holdings in the Wasatch Strategic Income Fund.

Current	and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 2/1/06
Strategic Income	18.94%	17.08%	8.26%
S&P 500 Index	19.73%	15.70%	7.38%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.95%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are 1.10%. The Net Expenses are 0.99%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net Expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Suncor Energy, Inc. (Canada)	4.0%
CVS Caremark Corp.	4.0%
TAL International Group, Inc.	3.9%
W.W. Grainger, Inc.	3.2%
Occidental Petroleum Corp.	3.2%

Company	% of Net Assets
Starwood Property Trust, Inc.	3.2%
Discover Financial Services	3.1%
NorthStar Realty Finance Corp.	3.1%
Capital One Financial Corp.	3.0%
ZAIS Financial Corp.	2.9%

*	As of September 30, 2014, there were 40 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: February 1, 2006. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a common measure of common stock total return performance. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in these or any indices.

WASATCH ULTRA GROWTH FUND (WAMCX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

During the 12 months ended September 30, 2014, the Wasatch Ultra Growth Fund gained 2.66%. The Fund underperformed its benchmark, the Russell 2000 Growth Index, which rose 3.79%.

In a continuation of the favorable investment environment that prevailed during 2013, small-company stocks rallied during the first three months of the fiscal year. However, most of those early gains would later be given back in what proved to be an up-and-down year for small-cap equities. First, an unusually cold winter and concerns about a bubble in biotechnology stocks weighed on the market. Later, the scheduled end to the Federal Reserve’s (Fed’s) quantitative-easing program dulled investors’ appetite for risk. As a result, small-cap stocks weakened as investors turned to the perceived safety of large-cap equities.

Information technology (IT) was the largest source of underperformance and the primary reason the Fund lagged the benchmark. IT, which is the Fund’s most-heavily weighted sector, is an area in which we continue to find growing, innovative companies amid sluggish growth in the U.S. economy as a whole. While several of our IT holdings declined in response to setbacks at the companies, we attribute much of the weakness in the sector to profit-taking and rotation by investors after an extraordinary period of strength. In the previous fiscal year, for example, IT was the Fund’s top-performing sector and its largest source of attractive returns relative to the benchmark.

The health-care sector is another area that has been fertile ground for finding Fund investments. The abundance of incurable diseases and the high costs of conventional treatments create enormous opportunities for innovative health-care companies to generate substantial savings for the health-care system, while improving patients’ quality of life. During the fiscal year, our health-care stocks outgained the health-care stocks in the Index, and our overweight position in the sector provided a tailwind for the Fund.

DETAILS OF THE YEAR

Our strongest contributor to Fund performance for the year was Horizon Pharma, Inc. — a specialty-pharmaceuticals company with medicines for the treatment of arthritis, pain and inflammatory diseases. Late in the year, the stock gave back some of its earlier gains after two pharmacy-benefit managers (PBMs) announced they would be dropping Horizon’s medications from their formularies. We trimmed the Fund’s position in Horizon during the year to book gains and to mitigate the risk of a further slide in the stock price.

Against the modest backdrop for U.S. small-caps, our Indian companies provided the Fund’s greatest source of positive performance. India’s stock market rallied throughout the year on the expectation that a victory by the Bharatiya Janata Party (BJP) in the country’s national elections would usher in a new era of economic reforms. Rising food prices, political corruption and sluggish economic growth had led to widespread dissatisfaction with India’s Congress party and stirred desire for a change in leadership. Investors now hope that newly elected Prime Minister Narendra Modi will be able to bring to India the same expansions in infrastructure investment and economic growth he achieved as chief minister of the state of Gujarat.

Yes Bank Ltd. was our second-largest contributor. Together with City Union Bank Ltd., these Indian banks helped make financials the top-performing sector in the Fund. Shares of both banks benefited from improved credit conditions and the election-fueled rally in India’s stock market.

Our greatest detractor from Fund performance for the year was ServiceSource International, Inc. We sold the stock when deteriorating fundamentals showed no clear signs of improvement. The company provides management and optimization of the renewals process for business-to-business service-contracts. Costs associated with developing and integrating a new service platform impacted earnings for the past several quarters.

Tangoe, Inc. was our second-largest detractor. The company provides software and services to help multinational companies and government customers manage their telecommunications assets and expenses. We reduced the Fund’s position in Tangoe during the year, as slightly slower growth at the company and deteriorating investor sentiment toward software stocks weighed on its share price.

OUTLOOK

After nearly six years of quantitative easing in the U.S., some additional turbulence should not be ruled out as the Fed ends its bond-purchase program. As opportunities present themselves, we have been replacing selected holdings in the Fund with issues we consider high quality that we believe are still reasonably valued. Our research indicates that the highest-quality companies — as defined by the sustainability of their business models — tend to perform better than companies of lesser quality during periods of market weakness. They also tend to recover from weakness more rapidly.

In the absence of inflationary pressures, we believe that any interest-rate increases resulting from the Fed’s less-accommodative policy stance are likely to be subdued. We think our portfolio companies are positioned to hold their own even if rates tick up or if economic growth falters. For the most part, the companies we own either are taking market share from competitors or are marketing proprietary technologies for which we expect demand to increase. In our view, those types of companies have the potential to outperform both in a challenging economic environment and over the long term.

Thank you for the opportunity to manage your assets.

Current	and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	2.66%	14.54%	6.61%
Russell 2000® Growth Index	3.79%	15.51%	9.03%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.41%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Power Integrations, Inc.	3.0%
Greenspring Global Partners II-B, L.P.	2.8%
MakeMyTrip Ltd. (India)	2.4%
Yes Bank Ltd. (India)	2.2%
Seattle Genetics, Inc.	2.2%

Company	% of Net Assets
Polypore International, Inc.	2.1%
FleetMatics Group plc	2.1%
Cognizant Technology Solutions Corp., Class A	2.0%
Ultimate Software Group, Inc.	1.9%
Cornerstone OnDemand, Inc.	1.9%

*	As of September 30, 2014, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indices.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart and Josh Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager	Josh Stewart Portfolio Manager	OVERVIEW The Wasatch World Innovators Fund returned 2.69% over the 12 months ended September 30, 2014, but did not keep up with the 10.70% gain for its benchmark, the MSCI AC World IMI.

We’re glad that during the fiscal year we were able to do a little better than preserve the exceptional returns that the Fund achieved over the prior several years. Today, while it could be argued that we’re winning based on the entirety of our performance, it clearly feels like we’re losing — mostly because the Fund underperformed the benchmark for the fiscal year.

We, as active managers, purposely run a portfolio of 50 to 70 stocks meant to differ dramatically in composition from the benchmark, which includes over 8,500 securities from around the globe. We think that by striving to invest in what we believe are the best innovative companies at attractive prices, the Fund has the potential to provide better investment returns than the benchmark over the long term. And since the inception of the Fund, outperformance has been expected and delivered, which made the underperformance over the past year stand out in stark contrast.

DETAILS OF THE YEAR

In addition to external market factors that were headwinds against the Fund during the fiscal year, we also made some unforced errors. The primary headwind was what we describe as a risk-off market disguised as a risk-on market. The major large-cap stock indices and most Treasuries and high-quality corporate bonds were up in price. But riskier investments such as small-cap stocks and high-yield bonds were down for the year, with the losses accelerating in the latter months. This headwind impacted the Fund more than the benchmark because the Fund has a much more significant weighting in small companies.

Now for the first mea culpa — our biggest mistake was to add to our position in online fashion retailer ASOS plc after the company missed analyst expectations and guided investors to expect lower margins. Even though we liked ASOS, we only had a small position in the company because its shares were expensive. With the stock down significantly on the news, we rationalized that it was less expensive. It wasn’t. ASOS had just reported lower-than-expected profits and so the current P/E ratio remained lofty, well above 50 times earnings. As the stock fell, we continued to add to our position. The high P/E ratio set us up for another big selloff in the stock when the company missed analyst expectations again and said margins would remain lower for a longer period of time. Our larger weighting in the stock magnified the negative impact on the Fund’s performance.

A second mea culpa is called for regarding Ocwen Financial Corp. As the leading distressed-home-loan servicer with a stock selling for a low teens multiple, we felt Ocwen was an attractive holding. While the valuation was not stretched, the stock had risen quite a bit so we bought only a small position earlier in the year. When a transfer of loan servicing from Wells Fargo to Ocwen was delayed by New York state regulators, we failed to pay adequate attention. Instead, we added to our position based on the seemingly more attractive valuation. As the regulators persisted in their delay of the servicing transfer, Ocwen’s stock continued to decline in price, contributing to the underperformance of the Fund.

While we were disappointed with the Fund’s total return for the year, there were some bright spots. Google, Inc. was a top contributor. The company continues to grow revenues from online advertisers and continues to take overall advertising market share from the traditional mediums. In addition, Google remains the undisputed world leader in online search and the company’s YouTube subsidiary dominates the marketplace for sharing videos. DIRECTV was another top contributor for the Fund. The stock was up sharply because AT&T* intends to acquire the company, pending regulatory approval.

OUTLOOK

Global economies are having a hard time getting in sync. Currently, the U.S. and maybe the United Kingdom are making some economic progress. Other key economies like China, continental Europe and Japan are backsliding. The headlines and sentiment seem to have tilted to a more bearish tone. Despite the negative headlines, the surprisingly strong economic numbers coming out of the U.S. give us reason for optimism, especially when we consider that the U.S. has by far the largest gross domestic product among all the countries in the world. That said, we remain bottom-up stock-pickers rather than macro forecasters.

We’re excited about the companies in the Fund’s portfolio. Sales growth of our portfolio companies was a brisk 24% over the trailing 12 months, compared to 7% for the MSCI All Country World Investable Market Index and compared to about 4% annualized nominal GDP growth in the U.S. Profitability at our companies has been better as well, with an EBITDA (earnings before interest, taxes, depreciation and amortization) growth rate of 17%, exceeding the 11% rate registered by benchmark.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2014, the Wasatch World Innovators Fund was not invested in AT&T, Inc.

Current	and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators	2.69%	16.44%	10.56%
MSCI AC World IMI	10.70%	10.32%	7.57%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are 1.80%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Abcam plc (United Kingdom)	6.9%
eBay, Inc.	5.8%
Google, Inc., Class A	4.4%
Valeant Pharmaceuticals International, Inc. (Canada)	3.9%
Mekonomen AB (Sweden)	3.0%

Company	% of Net Assets
Ocwen Financial Corp.	2.7%
Altisource Portfolio Solutions S.A.	2.6%
Discover Financial Services	2.5%
Capital One Financial Corp.	2.4%
Activision Blizzard, Inc.	2.1%

*	As of September 30, 2014, there were 67 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI AC World IMI (All Country World Investable Market Index) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of large, mid, and small cap companies across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

Paul Gifford, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch-1st Source Income Fund returned 1.91% for the fiscal year ended September 30, 2014. The Barclays Capital U.S. Intermediate Government/Credit Bond Index returned 2.20% for the same period. U.S. Treasury bonds with longer maturities ended the fiscal year with lower yields even as the Federal Reserve (Fed) reduced its bond purchases. U.S. Treasury securities with shorter maturities saw yields rise. Compared to last year, yields improved for corporate bonds, which helped the overall performance of the Fund and the Index.

DETAILS OF THE YEAR

The Fed’s actions dominated the direction of the bond market more than usual. Bond investors had to adjust to a new Fed Chair, Janet Yellen, and the virtual elimination of the Fed’s bond-buying program. A change in Chair usually causes some volatility in the bond market as investors must become accustomed to the new Chair’s tone and message. While some miscommunications by the Fed affected the market, they were quickly corrected. The biggest challenge to the Fed and Chair Yellen has been implementing the change in strategy as the economy has improved. The Fed had been buying $85 billion worth of Treasuries and mortgage-backed securities a month, which was reduced to $15 billion on the way to zero later in 2014. The gradual loss of a buyer of $85 billion per month might lead one to believe that bond prices would drop and yields would rise. That has not been the case so far. As we wrote last year, we expected that the Fed would taper its bond purchases and that interest rates would rise modestly.

The U.S. bond market has benefited from economic malaise in Europe and China as investors have sought refuge from economic and geopolitical events occurring worldwide. Europe was showing signs of a sustainable recovery, but is now on the verge of a third recession in six years partly due to the Russia/Ukraine situation. China has seen economic growth slow to 6%, which for that country seems like a recession. Compared to other parts of the world, the U.S. looks like a safe haven, thus helping to keep interest rates low.

Almost any financial instrument with a credit component outside of Treasuries benefited from the slowly improving U.S. economy and better financial ratios. Corporate bonds easily outperformed government bonds over the past 12 months. As the fiscal year was coming to a close in September, increased volatility in the equity market flowed into the bond market causing yield spreads to widen but not enough to offset a good year.

OUTLOOK

Volatility in the equity and fixed-income markets has been headline worthy, but is much more normal than the relative calm experienced since the summer of 2011 when the U.S.

credit rating was downgraded by Standard & Poor’s, as the country was on the verge of not making interest or principal payments on the government’s debt. The furor subsided when Congress finally acted to increase taxes and raise the debt ceiling. Interest rates actually fell during that time. We expect the markets to be volatile over the next several months as the issues mentioned above are worked through. Once bond investors refocus on the fundamentals of the U.S. economy, they should become more comfortable with the stronger economic growth, lower unemployment and low inflation. The rate of inflation will impact the pace of change in interest rates next year. Favorable economic conditions and low inflation should allow the Fed to start raising rates later in 2015 at a very slow pace. Another factor supporting a slow pace for rate increases is the substantial debt of the U.S. government, now over $17 trillion.

The following review of the three major areas of the fixed-income market in which the Fund invests shows how the Fund is positioned going into the new fiscal year.

U.S. Treasury securities and government-agency bonds make up about 33% of the Fund (9% and 24%, respectively). These bonds are the most liquid, highest-quality bonds in the portfolio. Our investments in Treasuries are typically used to manage the effective duration of the Fund and to provide liquidity for raising cash as needed. Government-agency bonds provide additional yield and have call options to add even more income to the portfolio. The low absolute level of yields will make returns in these securities challenging in 2015.

Corporate bonds comprise about 41% of the Fund. Corporations’ strong earnings and balance sheets entering the fiscal year bode well for credit spreads. We expect corporate bonds to provide better value than Treasuries or agencies. Additional income from corporate bonds will help offset some of the potential price drops if interest rates rise.

Mortgage-backed securities make up 20% of the portfolio and are the Fund’s third largest area of investment. This weighting is down from about 24% last year as we restructured the Fund to be more defensive against rising interest rates. The rate environment over the past year allowed us to do this conscientiously and opportunistically. As long as rates do not rise dramatically, these bonds should provide the potential for a good return in the coming year.

The magnitude of the Fed’s interest-rate increases will ultimately decide the size of returns for bond investors in 2015. We are cautiously optimistic that the Fed will be diligent and slow in changing rates.

Thank you for entrusting us with the opportunity to manage your assets.

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	1.91%	2.36%	3.13%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	2.20%	3.42%	4.05%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.250%	12/31/16	4.2%
U.S. Treasury Note, 3.625%	8/15/19	4.1%
General Electric Capital Corp., MTN, 5.400%	2/15/17	2.2%
Federal Home Loan Mortgage Corp., 2.500%	5/27/16	1.8%
Federal Home Loan Mortgage Corp., 0.800%	11/14/16	1.7%
Federal Home Loan Bank, Series 0000, 1.500%	11/8/22	1.7%

Holding	Maturity Date	% of Net Assets
Federal Home Loan Mortgage Corp., MTN, 2.000%	10/22/21	1.7%
Federal National Mortgage Assoc., Series AL2525, 3.500%	6/1/32	1.6%
Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%	9/20/19	1.4%
BB&T Corp., MTN, 2.150%	3/22/17	1.3%

*	As of September 30, 2014, there were 142 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Intermediate Government/Credit Bond Index is an unmanaged index considered representative of the performance of government and corporate bonds with maturities of less than 10 years. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Management Discussion	SEPTEMBER 30, 2014 (UNAUDITED)

Van Hoisington Lead Portfolio Manager

OVERVIEW

Poor economic conditions domestically and globally along with falling inflationary pressures have produced a substantial rally in the long end of the U.S. Treasury bond market. In addition, the dollar has rallied strongly, contributing to the appeal of long-dated coupon (maturities longer than 20 years) and zero-coupon securities like those held in the Wasatch-Hoisington U.S. Treasury Fund. The

30-year Treasury bond yield closed the fiscal year at 3.20%, down from 3.68% a year ago, resulting in a 14.54% return for the Fund for the 12-month period ended September 30, 2014. This gain far outpaced the 3.96% increase in the benchmark Barclays Capital U.S. Aggregate Bond Index for the same period.

For the five and 10 years ended September 30, 2014, the Fund produced an average annual return of 7.53% and 7.72%, respectively, versus 4.12% and 4.62% for the Index over the same time frames. The Fund garnered an excess return of 3.41 percentage points and 3.10 percentage points compounded, respectively, for the five- and 10-year periods.

DETAILS OF THE YEAR

As the fiscal year was coming to an end, economic momentum was faltering. Despite the Federal Reserve’s use of all its conventional techniques and numerous experimental measures, the U.S. economy has continued to lose momentum. In the first half of the year, real gross domestic product (GDP) grew at only a 1.2% annual rate while real per capita GDP increased by a minimal 0.3% annual rate. Such increases are insufficient to raise the standard of living, which, as measured by real median household income, stands at the same level as it did 17 years ago.

Over the five years ended June 30, 2014, real GDP expanded at a paltry 2.2% annual rate. In comparison, from 1791 through 1999, the growth in real GDP was 3.9% per annum. Similarly, real per capita GDP recorded a dismal 1.4% annual growth rate over the past five years, 26% less than the long-term growth rate. A large contributor to this remarkable downshift in economic growth was that in 1999 the combined public and private debt reached a critical range of 250% to 275% of GDP. Econometric studies have shown that a country’s growth rate will lose about 25% of its “normal experience growth rate” when this occurs. Further, as debt relative to GDP moves above critical threshold levels, some researchers have found the negative consequences of debt on economic activity actually worsens at a greater rate, thus becoming non-linear. The post-1999 record is consistent with these findings as the U.S. debt-to-GDP levels swelled to a peak as high as 360%, well above the critical level noted in various economic studies.

In terms of growth, it looks as if the second half of 2014 will continue to follow this slow-growth pattern. Although all of the data has not yet been reported, it appears that the year-over-year growth in real GDP for the just-ended third calendar quarter is unlikely to exceed the 2.2% pace of the past five years. Economic vigor is absent, and the final quarter of 2014 looks to be weaker than the third quarter.

Poor domestic business conditions in the U.S. are echoed in Europe and Japan. The issue for Europe is whether the economy triple dips into recession or manages to merely stagnate. For Japan, the question is the degree of the erosion in economic activity. This is for an economy where nominal GDP has been unchanged for almost 22 years. U.S. growth is outpacing that of Europe and Japan primarily because those economies carry much higher debt-to-GDP ratios. Based on the latest available data, aggregate debt in the U.S. stands at 334%, compared with 460% in the 18 economies in the eurozone and 655% in Japan. Economic research has suggested that the more advanced the debt sclerosis, the worse the economic performance, and this theory is in fact validated by the real-world data.

Reflecting these conditions, the 30-year U.S. Treasury bond yield decreased 0.16 of a percentage point in the third quarter of 2014. For the first nine calendar months of 2014, this yield dropped 0.77 of a percentage point, a clear reflection of the weakness in the economy and subdued inflation.

OUTLOOK

With the nominal-growth trajectory extremely soft, U.S. Treasury bond yields are likely to continue working lower as similar circumstances have created declines in government-bond yields in Europe and Japan. Viewing the yields overseas, it is evident that ample downside still exists for long U.S. Treasury bond yields, as higher U.S. yields offer global investors an incentive to continue to move funds into U.S. Treasury bonds.

Another factor suggesting lower long-term U.S. Treasury yields is the strength of the U.S. dollar. In many industries, the price leader for certain goods in the U.S. is in fact a foreign producer. When the dollar rallies, this leads to what economists sometimes call the “collapsing umbrella.” As the dollar rises, the foreign producer cuts U.S. selling prices, forcing domestic producers to match the lower prices. This reinforces the prospect for lower inflation as nominal GDP wanes. Falling bond yields and lower inflation would bode well for the Wasatch-Hoisington U.S. Treasury Fund and its investments in long-dated U.S. Treasury bonds.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Portfolio Summary	SEPTEMBER 30, 2014 (UNAUDITED)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	14.54%	7.53%	7.72%
Barclays Capital U.S. Aggregate Bond Index	3.96%	4.12%	4.62%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the January 31, 2014 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.71%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	2/15/31	14.2%
U.S. Treasury Bond, 3.125%	11/15/41	12.4%
U.S. Treasury Strip, principal only	2/15/37	12.1%
U.S. Treasury Strip, principal only	2/15/43	11.6%
U.S. Treasury Bond, 3.750%	11/15/43	7.4%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Strip, principal only	5/15/39	7.1%
U.S. Treasury Bond, 4.500%	5/15/38	5.5%
U.S. Treasury Strip, principal only	5/15/40	5.1%
U.S. Treasury Bond, 2.875%	5/15/43	5.0%
U.S. Treasury Bond, 3.500%	2/15/39	4.6%

*	As of September 30, 2014, there were 17 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Barclays Capital U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities. You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS — Definitions of Financial Terms	SEPTEMBER 30, 2014 (UNAUDITED)

Someone who is “bearish” or “a bear” is pessimistic with regard to the stock market’s prospects.

Someone who is “bullish” or “a bull” is optimistic with regard to the stock market’s prospects.

A call option is an agreement that gives an investor the right (but not the obligation) to buy a stock, bond, commodity, or other financial instrument from the seller of the option for a certain price (the strike price) at a certain time (the expiration date).

The “cloud” is the Internet. Cloud-computing is a model for delivering information technology services in which resources are retrieved from the Internet through web-based tools and applications rather than from a direct connection to a server.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

A credit rating is an assessment of the credit worthiness of individuals, corporations or countries. It is based upon the history of borrowing and repayment, as well as the availability of assets and extent of liabilities. Ratings are issued by S&P or Moody’s and typically range from AAA (highest) to D (lowest). For information on the rating agency’s methodology visit: http://www.standardandpoors.com/home/en/us and http://www.moodys.com.

Debt-to-GDP ratio is a measure of a country’s federal debt in relation to its gross domestic product (GDP). The higher the debt-to-GDP ratio, the less likely the country will be to pay back its debt, and the higher its risk of default.

Dividend yield is a company’s annual dividend payments divided by its market capitalization, or the dividend per share divided by the price per share. For example, a company whose stock sells for $30 per share that pays an annual dividend of $3 per share has a dividend yield of 10%.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

Government-agency bonds are debt securities issued by a U.S. government-sponsored agency.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

The International Monetary Fund (IMF) is an international organization established in 1945 that aims to promote international trade and monetary cooperation, and stabilization of the world’s currencies. The IMF maintains a monetary pool from which member nations can draw in order to correct a deficit in their balance of payments. It is a specialized agency of the United Nations.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The MSCI AC World Ex-U.S.A. Small Cap Index is an unmanaged index and includes reinvestment of all dividends of issuers located in countries throughout the world representing developed and emerging markets, excluding securities of U.S. issuers. This index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities. You cannot invest directly in this or any index.

The MSCI U.S. Small Cap Index represents the universe of small capitalization companies in the U.S. equity market. You cannot invest directly in this or any index.

Operating margin equals operating income divided by revenues, expressed as a percentage.

Per capita GDP is a measure of the total output of a country that takes the GDP and divides it by the number of people in the country.

The price-to-earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

Quantitative easing (QE) is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Return on capital is a measure of how effectively a company uses the money, owned or borrowed, that has been invested in its operations.

“Risk-off” is when investors become more cautious and take money out of the market, not being willing to risk it, thus risk off.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

Sales growth is the increase in sales over a specified period of time, not necessarily one year.

Valuation is the process of determining the current worth of an asset or company.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectations of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

WASATCH FUNDS — OPERATING EXPENSES	SEPTEMBER 30, 2014 (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six month period ended September 30, 2014.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six month period ended September 30, 2014. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $15.00 IRA distribution fee, a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table below. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund — Investor Class and the Income Fund have no contractual limitation on expenses.

WASATCH FUNDS — OPERATING EXPENSES (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2014	End of Period September 30, 2014
Core Growth Fund — Investor Class
Actual	$1,000.00	$976.80	$5.85	1.18%
Hypothetical (5% before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$977.00	$5.55	1.12%
Hypothetical (5% before expenses)	$1,000.00	$1,019.45	$5.67	1.12%
Emerging India Fund
Actual	$1,000.00	$1,252.30	$11.12	1.97%
Hypothetical (5% before expenses)	$1,000.00	$1,015.19	$9.95	1.97%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,047.70	$8.73	1.70%
Hypothetical (5% before expenses)	$1,000.00	$1,016.55	$8.59	1.70%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,048.40	$7.75	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Small Cap Fund
Actual	$1,000.00	$1,066.10	$10.10	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Frontier Emerging Small Countries Fund
Actual	$1,000.00	$1,047.30	$11.55	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Global Opportunities Fund
Actual	$1,000.00	$1,000.00	$9.12	1.82%
Hypothetical (5% before expenses)	$1,000.00	$1,015.94	$9.20	1.82%
Heritage Growth Fund
Actual	$1,000.00	$960.60	$4.67	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
International Growth Fund
Actual	$1,000.00	$938.40	$7.19	1.48%
Hypothetical (5% before expenses)	$1,000.00	$1,017.65	$7.49	1.48%
International Opportunities Fund
Actual	$1,000.00	$1,040.40	$11.51	2.25%
Hypothetical (5% before expenses)	$1,000.00	$1,013.79	$11.36	2.25%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,031.30	$5.60	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,032.80	$4.99	0.98%
Hypothetical (5% before expenses)	$1,000.00	$1,020.16	$4.96	0.98%
Long/Short Fund — Investor Class
Actual	$1,000.00	$998.20	$7.56	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$999.40	$6.92	1.38%
Hypothetical (5% before expenses)	$1,000.00	$1,018.15	$6.98	1.38%
Micro Cap Fund
Actual	$1,000.00	$910.90	$9.15	1.91%
Hypothetical (5% before expenses)	$1,000.00	$1,015.49	$9.65	1.91%
Micro Cap Value Fund
Actual	$1,000.00	$929.20	$9.43	1.95%
Hypothetical (5% before expenses)	$1,000.00	$1,015.29	$9.85	1.95%
Small Cap Growth Fund
Actual	$1,000.00	$949.40	$5.91	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%

SEPTEMBER 30, 2014 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2014	End of Period September 30, 2014
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$979.30	$5.90	1.19%
Hypothetical (5% before expenses)	$1,000.00	$1,019.10	$6.02	1.19%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$979.50	$5.71	1.15%
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Strategic Income Fund
Actual	$1,000.00	$1,058.60	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Ultra Growth Fund
Actual	$1,000.00	$909.70	$6.22	1.30%
Hypothetical (5% before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
World Innovators Fund
Actual	$1,000.00	$954.00	$8.57	1.75%
Hypothetical (5% before expenses)	$1,000.00	$1,016.29	$8.85	1.75%
Income Fund
Actual	$1,000.00	$1,009.00	$3.53	0.70%
Hypothetical (5% before expenses)	$1,000.00	$1,021.56	$3.55	0.70%
U.S. Treasury Fund
Actual	$1,000.00	$1,093.80	$3.57	0.68%
Hypothetical (5% before expenses)	$1,000.00	$1,021.66	$3.45	0.68%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.8%

	Airlines 6.5%
247,674	Allegiant Travel Co.	$30,627,367
414,578	Spirit Airlines, Inc.*	28,663,923

		59,291,290

	Application Software 5.8%
215,701	ANSYS, Inc.*	16,322,095
233,083	Tyler Technologies, Inc.*	20,604,537
109,176	Ultimate Software Group, Inc.*	15,449,496

		52,376,128

	Asset Management & Custody Banks 3.3%
597,285	SEI Investments Co.	21,597,825
45,851	Virtus Investment Partners, Inc.	7,964,319

		29,562,144

	Automotive Retail 0.9%
176,353	Monro Muffler Brake, Inc.	8,558,411

	Biotechnology 2.9%
1,468,511	Abcam plc (United Kingdom)	9,574,208
456,604	Seattle Genetics, Inc.*	16,976,537

		26,550,745

	Commercial Printing 1.2%
1,328,257	InnerWorkings, Inc.*	10,745,599

	Consumer Finance 5.9%
164,316	Credit Acceptance Corp.*	20,715,318
133,882	First Cash Financial Services, Inc.*	7,494,715
1,856,400	Mahindra & Mahindra Financial Services Ltd. (India)	8,187,878
322,036	Portfolio Recovery Associates, Inc.*	16,819,940

		53,217,851

	Data Processing & Outsourced Services 5.5%
80,874	Alliance Data Systems Corp.*	20,078,588
351,631	ExlService Holdings, Inc.*	8,583,313
252,579	NeuStar, Inc., Class A*	6,271,536
171,890	Syntel, Inc.*	15,116,007

		50,049,444

	Distributors 1.4%
239,077	Pool Corp.	12,891,032

	Diversified Banks 3.7%
10,926,782	City Union Bank Ltd. (India)	15,206,556
2,083,820	Yes Bank Ltd. (India)	18,793,519

		34,000,075

	Diversified Support Services 4.8%
1,393,777	Copart, Inc.*	43,646,127

	Electrical Components & Equipment 2.3%
538,186	Polypore International, Inc.*	20,940,817

	Environmental & Facilities Services 3.5%
364,490	Tetra Tech, Inc.	9,104,960
465,627	Waste Connections, Inc.	22,592,222

		31,697,182

	Health Care Facilities 2.1%
539,076	Ensign Group, Inc. (The)	18,759,845

	Health Care REITs 0.8%
539,076	CareTrust REIT, Inc.*	7,708,787

Shares		Value

	Health Care Services 3.8%
257,292	IPC The Hospitalist Co., Inc.*	$11,524,109
418,765	MEDNAX, Inc.*	22,956,697

		34,480,806

	Homebuilding 0.9%
565,286	Installed Building Products, Inc.*	7,942,268

	Homefurnishing Retail 1.6%
246,750	Mattress Firm Holding Corp.*	14,819,805

	Human Resource & Employment Services 0.3%
32,298	51job, Inc. ADR* (China)	966,679
53,999	TriNet Group, Inc.*	1,390,474

		2,357,153

	Industrial Machinery 2.4%
307,461	IDEX Corp.	22,250,953

	Internet Retail 0.9%
155,634	Blue Nile, Inc.*	4,443,351
224,452	RetailMeNot, Inc.*	3,627,144

		8,070,495

	Internet Software & Services 7.8%
500,435	Cornerstone OnDemand, Inc.*	17,219,968
668,571	Dealertrack Technologies, Inc.*	29,022,667
448,282	Vistaprint N.V.*	24,561,371

		70,804,006

	IT Consulting & Other Services 1.2%
238,629	EPAM Systems, Inc.*	10,449,564

	Leisure Facilities 2.7%
489,486	Life Time Fitness, Inc.*	24,689,674

	Life Sciences Tools & Services 4.1%
573,500	Divi’s Laboratories Ltd. (India)	16,738,846
358,224	ICON plc* (Ireland)	20,501,159

		37,240,005

	Oil & Gas Equipment & Services 2.0%
117,555	Dril-Quip, Inc.*	10,509,417
298,022	TGS-NOPEC Geophysical Co. ASA (Norway)	7,577,538

		18,086,955

	Oil & Gas Exploration & Production 0.8%
309,124	Ultra Petroleum Corp.*	7,190,224

	Oil & Gas Refining & Marketing 1.3%
291,271	World Fuel Services Corp.	11,627,538

	Personal Products 1.9%
388,051	Nu Skin Enterprises, Inc., Class A	17,473,937

	Research & Consulting Services 2.7%
686,436	Acacia Research Corp.	10,626,029
235,748	Corporate Executive Board Co. (The)	14,161,383

		24,787,412

	Semiconductors 2.5%
307,265	Melexis N.V. (Belgium)	14,005,923
158,407	Power Integrations, Inc.	8,539,721

		22,545,644

	Specialized Finance 0.8%
230,065	CRISIL Ltd. (India)	7,413,040

	Specialty Chemicals 2.0%
326,281	Balchem Corp.	18,457,716

SEPTEMBER 30, 2014

Shares		Value

	Specialty Stores 0.6%
131,345	Hibbett Sports, Inc.*	$5,599,237

	Systems Software 1.3%
809,530	Infoblox, Inc.*	11,940,568

	Trading Companies & Distributors 2.4%
221,302	MSC Industrial Direct Co., Inc., Class A	18,912,469
81,514	Rush Enterprises, Inc., Class B*	2,438,084

		21,350,553

	Trucking 4.2%
600,940	Knight Transportation, Inc.	16,459,747
302,485	Old Dominion Freight Line, Inc.*	21,367,540

		37,827,287

	Total Common Stocks (cost $586,024,330)	897,400,317

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$13,047,775	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $13,345,000 of United States Treasury Notes 1.750% due 9/30/19; value: $13,311,638; repurchase proceeds: $13,047,775 (cost $13,047,775)	$13,047,775

	Total Short-Term Investments (cost $13,047,775)	13,047,775

	Total Investments (cost $599,072,105) 100.2%	910,448,092

	Liabilities less Other Assets (0.2%)	(1,993,077)

	NET ASSETS 100.0%	$908,455,015

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2014, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.6
China	0.1
India	7.4
Ireland	2.3
Norway	0.8
United Kingdom	1.1
United States	86.7

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 88.6%

	Air Freight & Logistics 1.3%
6,654	Blue Dart Express Ltd. (India)	$571,742

	Apparel, Accessories & Luxury Goods 2.8%
3,801	Page Industries Ltd. (India)	485,465
40,931	Titan Co. Ltd. (India)	270,465
35,366	Vaibhav Global Ltd.* (India)	495,903

		1,251,833

	Application Software 0.7%
153,820	Vakrangee Ltd. (India)	314,190

	Auto Parts & Equipment 3.1%
2,318	Bosch Ltd. (India)	559,233
12,604	WABCO India Ltd. (India)	795,913

		1,355,146

	Biotechnology 1.0%
54,072	Biocon Ltd. (India)	436,884

	Building Products 1.6%
69,368	Kajaria Ceramics Ltd. (India)	713,223

	Commodity Chemicals 2.5%
99,720	Berger Paints India Ltd. (India)	610,656
47,842	Supreme Industries Ltd. (India)	502,046

		1,112,702

	Construction Machinery & Heavy Trucks 2.0%
4,544	Eicher Motors Ltd. (India)	882,901

	Consumer Finance 5.7%
153,931	Mahindra & Mahindra Financial Services Ltd. (India)	678,931
72,843	Repco Home Finance Ltd. (India)	497,729
29,111	Shriram City Union Finance Ltd. (India)	789,523
37,425	Shriram Transport Finance Co., Ltd. (India)	567,768

		2,533,951

	Diversified Banks 5.6%
72,755	Axis Bank Ltd. (India)	446,119
328,082	City Union Bank Ltd. (India)	456,584
404,050	DCB Bank Ltd.* (India)	549,550
52,345	IndusInd Bank Ltd. (India)	525,060
21,970	Kotak Mahindra Bank Ltd. (India)	358,827
16,800	Yes Bank Ltd. (India)	151,516

		2,487,656

	Diversified Chemicals 1.9%
16,826	BASF India Ltd. (India)	356,109
77,796	Pidilite Industries Ltd. (India)	500,207

		856,316

	Diversified Real Estate Activities 0.8%
229,502	Delta Corp. Ltd. (India)	330,727

	Electric Utilities 1.3%
349,743	OPG Power Ventures plc* (India)	566,864

	Electrical Components & Equipment 2.8%
87,645	Amara Raja Batteries Ltd. (India)	847,216
28,220	V-Guard Industries Ltd. (India)	404,840

		1,252,056

Shares		Value

	Fertilizers & Agricultural Chemicals 2.9%
14,163	Bayer CropScience Ltd. (India)	$550,995
97,982	Rallis India Ltd. (India)	359,262
68,722	UPL Ltd. (India)	377,882

		1,288,139

	Footwear 0.7%
13,815	Bata India Ltd. (India)	297,293

	Health Care Facilities 0.9%
22,088	Apollo Hospitals Enterprise Ltd. (India)	404,100

	Heavy Electrical Equipment 1.1%
86,039	TD Power Systems Ltd. (India)	462,515

	Household Appliances 0.5%
4,244	Hawkins Cookers Ltd. (India)	209,245

	Household Products 0.5%
52,625	Jyothy Laboratories Ltd. (India)	203,223

	Housewares & Specialties 1.7%
136,575	LA Opala RG Ltd. (India)	744,573

	Industrial Machinery 4.9%
38,906	AIA Engineering Ltd. (India)	586,488
41,643	Cummins India Ltd. (India)	454,425
8,047	FAG Bearings India Ltd. (India)	375,998
159,870	Sarine Technologies Ltd. (Israel)	382,194
20,530	SKF India Ltd. (India)	366,322

		2,165,427

	Internet Retail 1.7%
26,277	MakeMyTrip Ltd.* (India)	731,289

	Internet Software & Services 0.4%
7,169	Just Dial Ltd. (India)	189,672

	IT Consulting & Other Services 8.3%
17,495	CMC Ltd. (India)	627,735
16,257	Cognizant Technology Solutions Corp., Class A*	727,826
30,275	HCL Technologies Ltd. (India)	841,337
45,297	Persistent Systems Ltd. (India)	1,037,812
10,467	Tech Mahindra Ltd. (India)	421,273

		3,655,983

	Life Sciences Tools & Services 1.0%
15,087	Divi’s Laboratories Ltd. (India)	440,347

	Packaged Foods & Meats 2.4%
29,224	Britannia Industries Ltd. (India)	641,168
2,821	GlaxoSmithKline Consumer Healthcare Ltd. (India)	257,845
1,639	Nestlé India Ltd. (India)	158,380

		1,057,393

	Personal Products 5.7%
77,698	Bajaj Corp. Ltd. (India)	323,637
15,541	Colgate-Palmolive India Ltd. (India)	439,091
136,037	Dabur India Ltd. (India)	488,993
51,372	Godrej Consumer Products Ltd. (India)	813,335
38,113	Marico Ltd. (India)	192,416
2,942	Procter & Gamble Hygiene & Health Care Ltd. (India)	257,699

		2,515,171

SEPTEMBER 30, 2014

Shares		Value

	Pharmaceuticals 11.9%
74,980	Glenmark Pharmaceuticals Ltd. (India)	$870,841
46,485	IPCA Laboratories Ltd. (India)	596,116
48,383	Lupin Ltd. (India)	1,091,516
1,144,080	Marksans Pharma Ltd. (India)	1,092,952
44,898	Natco Pharma Ltd. (India)	1,067,200
38,938	Torrent Pharmaceuticals Ltd. (India)	550,403

		5,269,028

	Publishing 0.7%
56,279	D.B. Corp. Ltd. (India)	316,205

	Restaurants 1.0%
21,788	Jubilant Foodworks Ltd.* (India)	431,456

	Specialized Consumer Services 0.0%
671	Marico Kaya Enterprises Ltd.* (India)	6,542

	Specialized Finance 3.5%
27,190	Credit Analysis & Research Ltd. (India)	664,782
15,820	CRISIL Ltd. (India)	509,744
9,035	ICRA Ltd. (India)	380,513

		1,555,039

	Specialty Chemicals 1.0%
43,937	Asian Paints Ltd. (India)	448,192

	Systems Software 0.4%
73,973	KPIT Technologies Ltd. (India)	191,640

	Thrifts & Mortgage Finance 2.9%
201,102	Gruh Finance Ltd. (India)	624,211
25,953	Housing Development Finance Corp. Ltd. (India)	442,705
36,710	LIC Housing Finance Ltd. (India)	193,179

		1,260,095

	Wireless Telecommunication Services 1.4%
234,207	Idea Cellular Ltd. (India)	628,749

	Total Common Stocks (cost $29,051,314)	39,137,507

Principal Amount		Value
	SHORT-TERM INVESTMENTS 10.5%

	Repurchase Agreement 10.5%
$4,616,986	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $4,725,000 of United States Treasury Notes 1.750% due 9/30/19; value: $4,713,188; repurchase proceeds: $4,616,986 (cost $4,616,986)	$4,616,986

	Total Short-Term Investments (cost $4,616,986)	4,616,986

	Total Investments (cost $33,668,300) 99.1%	43,754,493

	Other Assets less Liabilities 0.9%	395,276

	NET ASSETS 100.0%	$44,149,769

	*Non-income producing. See Notes to Financial Statements.

At September 30, 2014, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	97.2
Israel	1.0
United States	1.8

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.8%

	Airport Services 2.1%
182,300	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,228,703

	Casinos & Gaming 4.8%
178,109	Galaxy Entertainment Group Ltd. (Hong Kong)	1,034,524
425,677	Melco International Development Ltd. (China)	986,804
156,600	Sands China Ltd. (Hong Kong)	816,817

		2,838,145

	Construction & Engineering 3.0%
128,424	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	1,757,932

	Construction Materials 3.7%
242,591	Cemex Latam Holdings S.A.* (Colombia)	2,156,391

	Diversified Banks 22.9%
387,933	Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	894,592
187,075	Axis Bank Ltd. (India)	1,147,107
14,518,599	Banco de Chile (Chile)	1,785,748
1,130,611	BBVA Banco Continental S.A. (Peru)	1,887,608
130,290	IndusInd Bank Ltd. (India)	1,306,908
266,800	Kasikornbank Public Co. Ltd. (Thailand)	1,925,403
1,009,911	Metropolitan Bank & Trust (Philippines)	1,953,324
489,580	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	1,222,301
1,599,389	PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	1,368,373

		13,491,364

	Diversified Capital Markets 1.6%
115,166	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	964,701

	Drug Retail 3.2%
220,043	Raia Drogasil S.A. (Brazil)	1,873,620

	Food Retail 3.9%
65,329	BIM Birlesik Magazalar A.S. (Turkey)	1,366,338
126,367	President Chain Store Corp. (Taiwan)	905,603

		2,271,941

	Health Care Facilities 3.5%
1,534,137	Bangkok Dusit Medical Services Public Co. Ltd. (Thailand)	875,298
298,425	Life Healthcare Group Holdings Ltd. (South Africa)	1,177,155

		2,052,453

	Industrial Machinery 1.7%
85,400	Weg S.A. (Brazil)	992,123

	Internet Software & Services 4.5%
16,361	MercadoLibre, Inc. (Brazil)	1,777,623
87,341	SouFun Holdings Ltd. ADR (China)	869,043

		2,646,666

	IT Consulting & Other Services 2.1%
44,511	HCL Technologies Ltd. (India)	1,236,953

	Life & Health Insurance 3.8%
127,992	Discovery Ltd. (South Africa)	1,114,595
195,327	Sanlam Ltd. (South Africa)	1,129,598

		2,244,193

	Managed Health Care 3.0%
179,122	Qualicorp S.A.* (Brazil)	1,764,089

Shares		Value

	Marine Ports & Services 3.7%
873,052	International Container Terminal Services, Inc. (Philippines)	$2,147,734

	Multi-Line Insurance 2.3%
101,761	BB Seguridade Participacoes S.A. (Brazil)	1,332,400

	Packaged Foods & Meats 5.5%
48,060	M Dias Branco S.A. (Brazil)	1,907,743
322,400	Universal Robina Corp. (Philippines)	1,343,408

		3,251,151

	Personal Products 3.1%
113,727	Godrej Consumer Products Ltd. (India)	1,800,555

	Pharmaceuticals 9.2%
118,849	Glenmark Pharmaceuticals Ltd. (India)	1,380,349
78,930	Lupin Ltd. (India)	1,780,654
2,264,292	Sino Biopharmaceutical Ltd. (China)	2,262,936

		5,423,939

	Soft Drinks 3.0%
82,823	Coca-Cola Icecek A.S. (Turkey)	1,786,749

	Specialty Chemicals 2.9%
166,462	Asian Paints Ltd. (India)	1,698,042

	Wireless Telecommunication Services 5.3%
460,708	Idea Cellular Ltd. (India)	1,236,810
2,859,478	PT Tower Bersama Infrastructure Tbk (Indonesia)	1,877,376

		3,114,186

	Total Common Stocks (cost $53,661,308)	58,074,030

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$247,198	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $270,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $256,163; repurchase proceeds: $247,198 (cost $247,198)	$247,198

	Total Short-Term Investments (cost $247,198)	247,198

	Total Investments (cost $53,908,506) 99.2%	58,321,228

	Other Assets less Liabilities 0.8%	486,728

	NET ASSETS 100.0%	$58,807,956

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

SEPTEMBER 30, 2014

At September 30, 2014, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	16.6
Chile	3.1
China	7.1
Colombia	3.7
Hong Kong	3.2
India	20.0
Indonesia	5.6
Mexico	6.8
Peru	3.2
Philippines	9.4
South Africa	5.9
Taiwan	1.6
Thailand	4.8
Turkey	5.4
United Arab Emirates	3.6

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.1%

	Airport Services 2.8%
4,724,870	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	$20,841,108
3,228,329	Malaysia Airports Holdings Berhad (Malaysia)	7,370,884
1,580,624	TAV Havalimanlari Holding A.S. (Turkey)	12,696,054

		40,908,046

	Apparel Retail 1.3%
730,541	Mr Price Group Ltd. (South Africa)	13,737,393
19,122,064	Trinity Ltd. (China)	5,171,686

		18,909,079

	Application Software 1.2%
830,329	Linx S.A. (Brazil)	17,286,915

	Asset Management & Custody Banks 0.7%
860,000	CETIP S.A. — Mercados Organizados (Brazil)	10,595,913

	Automotive Retail 0.5%
448,369	Kolao Holdings (Korea)	7,138,213

	Biotechnology 1.0%
1,359,637	Biocon Ltd. (India)	10,985,409
18,324	Medy-Tox, Inc. (Korea)	3,889,672

		14,875,081

	Brewers 0.3%
1,068,852	Guinness Anchor Berhad (Malaysia)	4,177,010

	Cable & Satellite 0.1%
13,357,782	PT MNC Sky Vision Tbk (Indonesia)	1,863,622

	Casinos & Gaming 2.5%
60,872,118	Melco Crown Philippines Resorts Corp.* (Philippines)	17,904,561
580,777	Paradise Co. Ltd. (Korea)	19,015,253

		36,919,814

	Coal & Consumable Fuels 0.6%
4,205,909	PT Indo Tambangraya Megah Tbk (Indonesia)	8,965,818

	Commodity Chemicals 1.8%
4,285,918	Berger Paints India Ltd. (India)	26,245,696
22,335	SAMHWA Paints Industrial Co. Ltd. (Korea)	269,861

		26,515,557

	Construction & Engineering 1.6%
8,248,197	China Singyes Solar Technologies Holdings Ltd.* (China)	14,616,910
595,489	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	8,151,352

		22,768,262

	Construction Materials 4.2%
1,531,738	Cemex Latam Holdings S.A.* (Colombia)	13,615,617
84,301,301	PT Holcim Indonesia Tbk (Indonesia)	17,987,967
1,418,352	Siam City Cement Public Co. Ltd. (Thailand)	18,984,264
9,900,855	Union Andina de Cementos S.A.A. (Peru)	10,506,611

		61,094,459

	Consumer Finance 3.4%
2,596,866	Credito Real S.A.B. de C.V. (Mexico)	7,347,660
4,533,458	Mahindra & Mahindra Financial Services Ltd. (India)	19,995,368
822,656	Shriram City Union Finance Ltd. (India)	22,311,347

		49,654,375

Shares		Value

	Department Stores 1.0%
2,372,330	Poya Co. Ltd. (Taiwan)	$14,817,558

	Distillers & Vintners 0.4%
507,634	Distell Group Ltd. (South Africa)	6,007,178

	Diversified Banks 3.0%
10,405,660	EastWest Banking Corp.* (Philippines)	6,248,845
422,580	Intergroup Financial Services Corp. (Peru)	13,522,560
7,131,061	Security Bank Corp. (Philippines)	23,326,606

		43,098,011

	Diversified Capital Markets 0.6%
970,149	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	8,126,562

	Diversified Chemicals 1.9%
4,249,666	Pidilite Industries Ltd. (India)	27,324,196

	Drug Retail 1.0%
2,365,015	Clicks Group Ltd. (South Africa)	14,033,211

	Electrical Components & Equipment 0.7%
1,243,997	Voltronic Power Technology Corp. (Taiwan)	9,773,839

	Electronic Components 0.3%
424,330	Partron Co. Ltd. (Korea)	3,872,351

	Electronic Equipment & Instruments 1.3%
6,776,518	Chroma ATE, Inc. (Taiwan)	18,823,971

	Electronic Manufacturing Services 0.6%
6,711,856	Hana Microelectronics Public Co. Ltd. (Thailand)	8,745,595

	Fertilizers & Agricultural Chemicals 1.3%
485,071	Bayer CropScience Ltd. (India)	18,871,116

	Food Retail 0.4%
535,720	Eurocash S.A. (Poland)	5,225,629

	Footwear 0.6%
241,733	Bata India Ltd. (India)	5,201,995
109,343	CCC S.A. (Poland)	4,218,768

		9,420,763

	General Merchandise Stores 1.1%
2,417,869	Taiwan FamilyMart Co. Ltd. (Taiwan)	16,850,646

	Health Care Equipment 0.8%
208,267	i-SENS, Inc.* (Korea)	11,229,938

	Health Care Facilities 1.2%
1,924,048	Bumrungrad Hospital Public Co. Ltd. (Thailand)	7,832,670
6,558,094	Phoenix Healthcare Group Co. Ltd. (China)	10,405,584

		18,238,254

	Health Care Supplies 1.8%
412,414	Ginko International Co. Ltd. (Taiwan)	5,558,597
949,344	St. Shine Optical Co. Ltd. (Taiwan)	20,285,462

		25,844,059

	Home Furnishings 1.2%
163,138	Hanssem Co. Ltd. (Korea)	17,701,304

	Home Improvement Retail 0.5%
23,011,092	Home Product Center Public Co. Ltd. (Thailand)	7,380,582

SEPTEMBER 30, 2014

Shares		Value

	Hotels, Resorts & Cruise Lines 5.1%
53,730,800	Bloomberry Resorts Corp.* (Philippines)	$16,139,294
292,139	Hotel Shilla Co. Ltd. (Korea)	33,082,787
21,798,798	Minor International Public Co. Ltd. (Thailand)	24,874,496

		74,096,577

	Human Resource & Employment Services 0.7%
343,814	51job, Inc. ADR* (China)	10,290,353

	Hypermarkets & Super Centers 2.7%
277,925	Al Meera Consumer Goods Co. (Qatar)	14,003,470
703,755	InRetail Peru Corp.* (Peru)	13,371,345
4,390,595	Puregold Price Club, Inc. (Philippines)	3,394,878
6,051,998	Robinsons Retail Holdings, Inc. (Philippines)	8,536,382

		39,306,075

	Industrial Machinery 2.1%
1,881,057	Airtac International Group (Taiwan)	15,181,035
659,589	Cummins India Ltd. (India)	7,197,701
851,295	Hiwin Technologies Corp. (Taiwan)	7,611,967

		29,990,703

	Internet Retail 2.8%
1,130,645	B2W Cia Digital* (Brazil)	15,079,864
1,927,639	Interpark Corp. (Korea)	22,011,893
141,908	MakeMyTrip Ltd.* (India)	3,949,300

		41,041,057

	Internet Software & Services 0.8%
9,900	MercadoLibre, Inc. (Brazil)	1,075,635
1,049,444	PChome Online, Inc. (Taiwan)	10,211,720

		11,287,355

	IT Consulting & Other Services 3.3%
1,132,852	Mindtree Ltd. (India)	21,714,219
676,479	Persistent Systems Ltd. (India)	15,498,993
4,662,150	Sonda S.A. (Chile)	10,826,812

		48,040,024

	Leisure Products 3.1%
2,520,082	Giant Manufacturing Co. Ltd. (Taiwan)	19,634,098
3,755,532	Merida Industry Co. Ltd. (Taiwan)	26,173,105

		45,807,203

	Life & Health Insurance 1.7%
8,789,644	Bangkok Life Assurance Public Co. Ltd. NVDR (Thailand)	24,396,853

	Managed Health Care 1.4%
2,142,411	Qualicorp S.A.* (Brazil)	21,099,601

	Marine Ports & Services 2.8%
243,453	Global Ports Investments plc GDR (Russia)	1,740,689
9,625,914	International Container Terminal Services, Inc. (Philippines)	23,680,038
16,063,540	Westports Holdings Berhad (Malaysia)	14,934,857

		40,355,584

	Oil & Gas Equipment & Services 0.1%
568,186	Gulf Marine Services plc (United Arab Emirates)	1,445,839

	Oil & Gas Exploration & Production 2.1%
5,310,436	Afren plc* (Nigeria)	8,908,409
932,961	Dragon Oil plc (United Arab Emirates)	9,019,938
2,114,213	Gran Tierra Energy, Inc.* (Colombia)	11,712,740
51,837	Parex Resources, Inc.* (Colombia)	575,941

		30,217,028

Shares		Value

	Packaged Foods & Meats 3.5%
676,640	Britannia Industries Ltd. (India)	$14,845,324
91,586	GlaxoSmithKline Consumer Healthcare Ltd. (India)	8,371,162
5,392,401	Standard Foods Corp. (Taiwan)	12,142,851
2,430,747	Ulker Biskuvi Sanayi A.S. (Turkey)	16,110,381

		51,469,718

	Pharmaceuticals 4.3%
14,683,193	China Animal Healthcare Ltd. (China)	11,365,096
1,404,885	Glenmark Pharmaceuticals Ltd. (India)	16,316,775
10,981,922	Marksans Pharma Ltd. (India)	10,491,149
410,269	Natco Pharma Ltd. (India)	9,751,860
15,462,400	Sino Biopharmaceutical Ltd. (China)	15,453,140

		63,378,020

	Property & Casualty Insurance 0.5%
2,715,373	Qualitas Controladora S.A.B. de C.V.** (Mexico)	7,278,601

	Real Estate Operating Companies 1.5%
11,235,295	Parque Arauco S.A. (Chile)	21,586,483

	Regional Banks 0.9%
2,475,146	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	13,739,293

	Restaurants 2.1%
3,287,023	Alsea S.A.B. de C.V.* (Mexico)	10,379,751
454,320	Jubilant Foodworks Ltd.* (India)	8,996,654
903,416	Wowprime Corp. (Taiwan)	10,646,941

		30,023,346

	Retail REITs 0.5%
16,370,283	CapitaMalls Malaysia Trust (Malaysia)	7,135,956

	Semiconductor Equipment 2.1%
480,579	Hermes Microvision, Inc. (Taiwan)	20,063,950
416,246	Koh Young Technology, Inc. (Korea)	11,182,728

		31,246,678

	Semiconductors 2.3%
1,409,000	Advanced Optoelectronic Technology, Inc. (Taiwan)	3,381,285
318,177	eMemory Technology, Inc. (Taiwan)	3,561,507
255,215	LEENO Industrial, Inc. (Korea)	9,831,310
264,520	Seoul Semiconductor Co. Ltd. (Korea)	6,003,558
7,631,190	Vanguard International Semiconductor Corp. (Taiwan)	11,188,582

		33,966,242

	Specialized Finance 1.7%
8,850,290	Chailease Holding Co. Ltd. (Taiwan)	21,500,565
153,602	Credit Analysis & Research Ltd. (India)	3,755,489

		25,256,054

	Specialty Chemicals 1.4%
69,548,355	D&L Industries, Inc. (Philippines)	20,115,596

	Systems Software 0.8%
799,600	Totvs S.A. (Brazil)	12,104,954

	Technology Hardware, Storage & Peripherals 2.3%
1,198,700	Ennoconn Corp. (Taiwan)	7,940,237
460,080	KONA I Co. Ltd. (Korea)	17,003,667
1,038,981	TSC Auto ID Technology Co. Ltd. (Taiwan)	8,385,077

		33,328,981

	Textiles 0.3%
496,190	Eclat Textile Co. Ltd. (Taiwan)	4,510,151

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Shares		Value

	Trading Companies & Distributors 1.3%
619,272	iMarketKorea, Inc. (Korea)	$18,661,786

	Wireless Telecommunication Services 1.2%
26,650,413	PT Tower Bersama Infrastructure Tbk (Indonesia)	17,497,194

	Total Common Stocks (cost $1,214,294,923)	1,415,730,232

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$6,725,048	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $7,235,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $6,864,206; repurchase proceeds: $6,725,048 (cost $6,725,048)	$6,725,048

	Total Short-Term Investments (cost $6,725,048)	6,725,048

	Total Investments (cost $1,221,019,971) 97.6%	1,422,455,280

	Other Assets less Liabilities 2.4%	35,426,571

	NET ASSETS 100.0%	$1,457,881,851

*Non-income producing.

**Common units.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

NVDR Non-Voting Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	5.5
Chile	2.3
China	4.8
Colombia	1.8
India	17.8
Indonesia	3.3
Korea	12.8
Malaysia	2.4
Mexico	5.4
Nigeria	0.6
Peru	2.6
Philippines	8.4
Poland	0.7
Qatar	1.0
Russia	0.1
South Africa	2.4
Taiwan	18.9
Thailand	6.5
Turkey	2.0
United Arab Emirates	0.7

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 93.3%

	Advertising 0.0%
110,600	Scan Group Ltd. (Kenya)	$51,399

	Air Freight & Logistics 1.7%
6,551,520	Agility Public Warehousing Co. KSC (Kuwait)	20,214,432
3,288,909	Aramex PJSC (United Arab Emirates)	2,865,410

		23,079,842

	Brewers 12.7%
1,321,873	Carlsberg Brewery Malaysia Berhad (Malaysia)	4,827,325
7,270,554	Delta Corp. Ltd. (Zimbabwe)	9,379,015
12,265,372	East African Breweries Ltd. (Kenya)	38,046,003
4,825,690	Florida Ice & Farm Co. S.A. (Costa Rica)	6,461,581
262,581	Guinness Anchor Berhad (Malaysia)	1,026,151
1,074,765	Guinness Ghana Breweries Ltd. (Ghana)	1,012,696
10,748,081	Guinness Nigeria plc (Nigeria)	14,119,951
2,256,243	Lion Brewery Ceylon plc (Sri Lanka)	10,898,471
5,600	Namibia Breweries Ltd. (Namibia)	8,153
36,605,999	Nigerian Breweries plc (Nigeria)	39,368,505
337,337	SABMiller plc (United Kingdom)	18,734,803
608	Societe de Limonaderies et Brasseries (Ivory Coast)	573,556
79,340	Societe Des Brasseries du Maroc (Morocco)	20,290,739
275,000	Tanzania Breweries Ltd. (Tanzania, United Republic of)	2,781,157
6,852	Union de Cervecerias Peruanas Backus y Johnston S.A.A. (Peru)	28,422

		167,556,528

	Building Products 0.6%
5,344,977	Al Anwar Ceramic Tile Co. (Oman)	7,996,641

	Coal & Consumable Fuels 0.4%
2,648,700	PT Indo Tambangraya Megah Tbk (Indonesia)	5,646,285

	Commodity Chemicals 0.2%
123,150	Berger Paints Bangladesh Ltd. (Bangladesh)	1,718,927
27,000	Paints & Chemical Industries Co. S.A.E. (Egypt)	181,295

		1,900,222

	Construction Materials 4.4%
1,896,460	Bamburi Cement Co. Ltd. (Kenya)	2,866,989
4,588,840	Kohat Cement Co. Ltd. (Pakistan)	5,412,581
15,562,929	Lafarge Africa plc (Nigeria)	12,051,879
3,450,000	Lafarge Cement Zambia plc* (Zambia)	14,283,439
9,092,076	Lafarge Republic, Inc. (Philippines)	1,991,535
5,680,412	Lucky Cement Ltd. (Pakistan)	22,204,467

		58,810,890

	Consumer Finance 0.2%
10,963,288	Letshego Holdings Ltd. (Botswana)	3,148,075

	Department Stores 0.2%
2,951,376	Parkson Retail Asia Ltd. (Malaysia)	2,035,751

	Distillers & Vintners 2.6%
738,191	Distell Group Ltd. (South Africa)	8,735,516
4,230,100	Distilleries Co. of Sri Lanka plc (Sri Lanka)	6,875,838
25,119,600	Emperador, Inc. (Philippines)	6,168,303
6,582,050	Vina Concha y Toro S.A. (Chile)	12,822,104

		34,601,761

Shares		Value

	Diversified Banks 12.4%
414,422	Banco Latinoamericano de Comercio Exterior S.A., Class E	$12,714,467
835,620	Bancolombia S.A. (Colombia)	11,422,344
10,426,300	Barclays Bank of Kenya Ltd. (Kenya)	2,043,228
2,078,536	BBVA Banco Continental S.A. (Peru)	3,470,214
120,144	BLOM Bank SAL (Lebanon)	1,078,893
659,681	BLOM Bank SAL GDR (Lebanon)	6,233,985
4,578,100	CAL Bank Ltd. (Ghana)	1,294,113
16,680,882	Commercial Bank of Ceylon plc (Sri Lanka)	19,939,042
1,224,200	Commercial International Bank S.A.E (Egypt)	8,595,022
19,569,100	Equity Bank Ltd. (Kenya)	11,285,651
497,000	Ghana Commercial Bank Ltd. (Ghana)	771,936
1,508,371	Guaranty Trust Bank plc GDR (Nigeria)	13,575,339
26,965,395	Kenya Commercial Bank Ltd. (Kenya)	17,664,900
4,243,668	MCB Bank Ltd. (Pakistan)	11,624,635
3,505,596	National Bank of Kuwait SAK (Kuwait)	11,910,155
4,740,865	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	11,836,190
202,000	National Microfinance Bank plc (Tanzania, United Republic of)	528,790
126,092,227	Stanbic Bank Uganda Ltd.* (Uganda)	1,573,173
108,891,213	Zenith Bank plc (Nigeria)	16,142,382

		163,704,459

	Diversified Chemicals 0.7%
427,983	Omnia Holdings Ltd. (South Africa)	8,740,458

	Food Retail 0.9%
1,500,000	Cargills Ceylon plc (Sri Lanka)	1,897,642
24,353,700	OK Zimbabwe (Zimbabwe)	4,383,666
2,768,730	Philippine Seven Corp. (Philippines)	5,614,271

		11,895,579

	Footwear 1.1%
49,400	Bata Shoe Co. Bangladesh Ltd. (Bangladesh)	716,340
3,144,226	Forus S.A. (Chile)	13,279,765

		13,996,105

	Health Care Facilities 0.7%
273,000	Al Noor Hospitals Group plc (United Kingdom)	4,504,432
653,429	NMC Health plc (United Arab Emirates)	5,051,803

		9,556,235

	Household Products 1.2%
1,038,070	Unilever Ghana Ltd.* (Ghana)	4,969,484
36,399,807	Unilever Nigeria plc (Nigeria)	10,396,132

		15,365,616

	Hypermarkets & Super Centers 1.7%
266,846	PriceSmart, Inc. (Costa Rica)	22,852,691

	Industrial Conglomerates 0.2%
3,684,458	Innscor Africa Ltd. (Zimbabwe)	2,487,009

	Industrial Gases 0.1%
71,000	Linde Bangladesh Ltd. (Bangladesh)	789,144

	Integrated Telecommunication Services 1.2%
356,687	Sonatel (Senegal)	15,797,411

	Marine Ports & Services 1.0%
338,860	DP World Ltd. (United Arab Emirates)	7,031,345
2,544,266	International Container Terminal Services, Inc. (Philippines)	6,258,971

		13,290,316

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX) — Schedule of Investments (continued)

Shares		Value

	Oil & Gas Exploration & Production 1.0%
2,626,665	Pakistan Oilfields Ltd. (Pakistan)	$13,570,782

	Oil & Gas Refining & Marketing 1.0%
5,300,185	Chevron Lubricants Lanka plc (Sri Lanka)	13,617,727

	Packaged Foods & Meats 19.8%
10,448,645	Agthia Group PJSC (United Arab Emirates)	18,490,911
4,325,433	Alicorp S.A. (Peru)	11,961,101
24,254,221	Cadbury Nigeria plc (Nigeria)	8,001,744
15,581	Centrale Laitiere (Morocco)	2,590,220
6,651,700	Dairibord Holdings Ltd.* (Zimbabwe)	665,170
104,300	Dutch Lady Milk Industries Berhad (Malaysia)	1,491,135
1,638,172	FAN Milk Ltd. (Ghana)	2,439,831
2,382,300	Grupo Herdez S.A.B. de C.V. (Mexico)	6,401,758
1,013,480	Grupo Nutresa S.A. (Colombia)	13,863,577
14,526,194	Juhayna Food Industries* (Egypt)	20,316,213
2,058,090	Kinh Do Corp. (Vietnam)	5,768,760
7,049	Ledo dd (Croatia)	9,414,228
517,172	National Foods Holdings (Zimbabwe)	1,603,233
435,331	Nestlé Lanka plc (Sri Lanka)	7,009,355
74,400	Nestlé Malaysia Berhad (Malaysia)	1,505,917
5,896,734	Nestlé Nigeria plc (Nigeria)	37,888,272
21,076	Nestlé Pakistan Ltd. (Pakistan)	1,520,324
4,496,250	Olympic Industries Ltd. (Bangladesh)	14,382,189
14,899,452	PT Indofood CBP Sukses Makmur Tbk (Indonesia)	13,878,439
721,374	PT Mayora Indah Tbk (Indonesia)	1,805,655
1,618,714	Ulker Biskuvi Sanayi A.S. (Turkey)	10,728,430
9,979,996	Universal Robina Corp. (Philippines)	41,585,633
5,921,876	Vietnam Dairy Products JSC (Vietnam)	29,292,049

		262,604,144

	Personal Products 0.2%
25,907	Colgate-Palmolive Pakistan Ltd. (Pakistan)	394,092
160,650	Marico Bangladesh Ltd. (Bangladesh)	2,283,877

		2,677,969

	Pharmaceuticals 5.0%
2,161,635	Abbott Laboratories Pakistan Ltd. (Pakistan)	12,769,419
731,293	DHG Pharmaceutical JSC (Vietnam)	3,152,199
705,189	Egyptian International Pharmaceutical Industrial Co. (Egypt)	5,944,258
10,526,421	GlaxoSmithKline Consumer Nigeria plc (Nigeria)	4,020,816
1,854,050	GlaxoSmithKline Pakistan Ltd. (Pakistan)	3,639,060
226,144	Hikma Pharmaceuticals plc (United Kingdom)	6,352,041
8,767,887	Square Pharmaceuticals Ltd. (Bangladesh)	29,405,708
300,000	Traphaco JSC (Vietnam)	1,067,012

		66,350,513

	Publishing 0.2%
743,422	Nation Media Group Ltd. (Kenya)	2,614,048

	Restaurants 2.0%
2,504,000	Kuwait Foods Americana*** (Kuwait)	26,737,112

	Soft Drinks 1.2%
940,900	Arca Continental S.A.B. de C.V. (Mexico)	6,459,372
241,909	Coca-Cola Icecek A.S. (Turkey)	5,218,727
36,456,973	Pepsi-Cola Products Philippines, Inc.* (Philippines)	3,899,359

		15,577,458

Shares		Value

	Specialty Chemicals 0.0%
863,988	Chemical and Allied Products plc (Nigeria)	$203,947

	Specialty Stores 0.8%
290,800	FF Group* (Greece)	10,815,119

	Steel 1.0%
4,790,797	Hoa Phat Group JSC (Vietnam)	12,977,073

	Technology Distributors 0.4%
2,299,047	FPT Corp. (Vietnam)	5,631,866

	Tobacco 3.4%
598,500	British American Tobacco Bangladesh Co. Ltd. (Bangladesh)	21,812,859
1,103,641	British American Tobacco Kenya Ltd. (Kenya)	10,628,570
1,217,442	Ceylon Tobacco Co. plc (Sri Lanka)	10,781,257
263,645	Pakistan Tobacco Co. Ltd. (Pakistan)	2,378,588

		45,601,274

	Wireless Telecommunication Services 13.1%
13,621,760	Econet Wireless Zimbabwe Ltd. (Zimbabwe)	10,488,755
381,760	Globe Telecom, Inc. (Philippines)	13,806,395
8,285,600	GrameenPhone Ltd. (Bangladesh)	40,831,008
214,600	Millicom International Cellular S.A. (Colombia)	17,225,667
1,893,811	MTN Group Ltd. (South Africa)	39,971,044
261,610	Philippine Long Distance Telephone Co. (Philippines)	18,059,557
187,600,961	Safaricom Ltd. (Kenya)	27,205,291
548,674	Vodacom Group Ltd. (South Africa)	6,316,930

		173,904,647

	Total Common Stocks (cost $1,103,272,323)	1,236,186,096

	PARTICIPATION NOTES 3.4%

	Health Care Facilities 1.0%
417,264	Al Mouwasat Medical Services, HSBC Bank, 4/13/15, Series 0002 (Saudi Arabia)	13,931,045

	Hypermarkets & Super Centers 1.0%
427,322	Abdullah Al Othaim Markets, HSBC Bank, 7/31/17, Series 0012 (Saudi Arabia)	13,070,825

	Office Services & Supplies 0.5%
123,152	Jarir Marketing Co., HSBC Bank, 5/4/15, Series 000R (Saudi Arabia)	6,614,722

	Restaurants 0.9%
309,723	Herfy Food Services Co., HSBC Bank, 10/8/15, Series 0000 (Saudi Arabia)	8,483,017
123,889	Herfy Food Services Co., HSBC Bank, 7/6/17, Series 0000 (Saudi Arabia)	3,393,201

		11,876,218

	Total Participation Notes (cost $36,069,586)	45,492,810

SEPTEMBER 30, 2014

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.7%

	Repurchase Agreement 2.7%
$35,570,196	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $38,245,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $36,284,944; repurchase proceeds: $35,570,196 (cost $35,570,196)	$35,570,196

	Total Short-Term Investments (cost $35,570,196)	35,570,196

	Total Investments (cost $1,174,912,105) 99.4%	1,317,249,102

	Other Assets less Liabilities 0.6%	7,445,193

	NET ASSETS 100.0%	$1,324,694,295

	*Non-income producing. ***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14). GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2014, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Bangladesh	8.7
Botswana	0.3
Chile	2.0
Colombia	3.3
Costa Rica	2.3
Croatia	0.7
Egypt	2.7
Ghana	0.8
Greece	0.8
Indonesia	1.7
Ivory Coast	0.1
Kenya	8.8
Kuwait	4.6
Lebanon	0.6
Malaysia	0.9
Mexico	1.0
Morocco	1.8
Namibia	<0.1
Nigeria	12.2
Oman	0.6
Pakistan	5.7
Peru	1.2
Philippines	7.6
Saudi Arabia	3.6
Senegal	1.2
South Africa	5.0
Sri Lanka	5.5
Tanzania, United Republic of	0.3
Turkey	1.2
Uganda	0.1
United Arab Emirates	3.5
United Kingdom	2.3
United States	1.0
Vietnam	4.5
Zambia	1.1
Zimbabwe	2.3

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.6%

	Airlines 2.8%
25,423	Allegiant Travel Co.	$3,143,808
32,300	Spirit Airlines, Inc.*	2,233,222

		5,377,030

	Airport Services 1.6%
706,925	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.* (Mexico)	3,118,202

	Apparel, Accessories & Luxury Goods 1.2%
82,345	Salvatore Ferragamo Italia S.p.A. (Italy)	2,261,768

	Application Software 1.3%
17,839	Ultimate Software Group, Inc.*	2,524,397

	Asset Management & Custody Banks 0.6%
7,078	Virtus Investment Partners, Inc.	1,229,449

	Biotechnology 4.7%
94,091	Abcam plc (United Kingdom)	613,442
373,892	Biocon Ltd. (India)	3,020,921
11,427	Medy-Tox, Inc. (Korea)	2,425,632
79,054	Seattle Genetics, Inc.*	2,939,228

		8,999,223

	Casinos & Gaming 1.0%
815,225	Melco International Development Ltd. (China)	1,889,853

	Construction & Engineering 1.5%
212,803	Promotora y Operadora de Infraestructura S.A.B. de C.V.* (Mexico)	2,912,954

	Construction Materials 1.5%
322,520	Cemex Latam Holdings S.A.* (Colombia)	2,866,880

	Consumer Finance 6.5%
597,062	Credito Real S.A.B. de C.V. (Mexico)	1,689,347
437,090	Mahindra & Mahindra Financial Services Ltd. (India)	1,927,839
52,122	Portfolio Recovery Associates, Inc.*	2,722,332
130,805	Shriram City Union Finance Ltd. (India)	3,547,577
171,006	Shriram Transport Finance Co., Ltd. (India)	2,594,302

		12,481,397

	Data Processing & Outsourced Services 3.7%
33,675	Syntel, Inc.*	2,961,379
112,170	Wirecard AG (Germany)	4,144,083

		7,105,462

	Diversified Banks 2.6%
1,045,075	Abu Dhabi Commercial Bank PJSC (United Arab Emirates)	2,409,993
1,028,400	National Bank of Ras Al-Khaimah PSC (United Arab Emirates)	2,567,535

		4,977,528

	Diversified Chemicals 1.4%
421,747	Pidilite Industries Ltd. (India)	2,711,718

	Diversified Support Services 1.6%
97,480	Copart, Inc.*	3,052,586

	Drug Retail 1.2%
18,170	Cosmos Pharmaceutical Corp. (Japan)	2,304,488

	Electronic Manufacturing Services 1.6%
44,442	IPG Photonics Corp.*	3,056,721

Shares		Value

	Health Care Facilities 2.9%
112,601	Apollo Hospitals Enterprise Ltd. (India)	$2,060,037
42,781	Ensign Group, Inc. (The)	1,488,779
495,790	Life Healthcare Group Holdings Ltd. (South Africa)	1,955,673

		5,504,489

	Health Care Services 1.9%
41,481	CorVel Corp.*	1,412,428
51,427	IPC The Hospitalist Co., Inc.*	2,303,415

		3,715,843

	Household Products 1.5%
50,474	Pigeon Corp. (Japan)	2,857,931

	Hypermarkets & Super Centers 1.8%
62,963	InRetail Peru Corp.* (Peru)	1,196,297
27,370	PriceSmart, Inc. (Costa Rica)	2,343,967

		3,540,264

	Industrial Machinery 2.2%
18,982	IDEX Corp.	1,373,728
63,090	Rotork plc (United Kingdom)	2,827,387

		4,201,115

	Internet Retail 3.8%
166,594	MakeMyTrip Ltd.* (India)	4,636,311
57,438	Start Today Co. Ltd. (Japan)	1,250,098
7,258	Vipshop Holdings Ltd. ADR* (China)	1,371,835

		7,258,244

	Internet Software & Services 8.5%
79,657	Cornerstone OnDemand, Inc.*	2,740,997
52,800	Dealertrack Technologies, Inc.*	2,292,048
43,034	Envestnet, Inc.*	1,936,530
34,476	MercadoLibre, Inc. (Brazil)	3,745,817
77,727	SMS Co. Ltd. (Japan)	1,995,708
22,945	SPS Commerce, Inc.*	1,219,527
19,201	Vistaprint N.V.*	1,052,023
67,661	Xoom Corp.*	1,485,159

		16,467,809

	IT Consulting & Other Services 3.4%
117,202	HCL Technologies Ltd. (India)	3,257,024
83,132	Tech Mahindra Ltd. (India)	3,345,874

		6,602,898

	Leisure Facilities 1.0%
37,979	Life Time Fitness, Inc.*	1,915,661

	Leisure Products 1.4%
402,078	Merida Industry Co. Ltd. (Taiwan)	2,802,168

	Life Sciences Tools & Services 2.4%
39,348	Covance, Inc.*	3,096,688
60,175	Fluidigm Corp.*	1,474,287

		4,570,975

	Managed Health Care 1.7%
335,946	Qualicorp S.A.* (Brazil)	3,308,575

	Marine Ports & Services 1.9%
1,476,025	International Container Terminal Services, Inc. (Philippines)	3,631,066

	Oil & Gas Equipment & Services 0.7%
51,404	TGS-NOPEC Geophysical Co. ASA (Norway)	1,307,003

	Oil & Gas Exploration & Production 2.0%
185,252	Gran Tierra Energy, Inc.* (Colombia)	1,026,296
91,200	Northern Oil and Gas, Inc.*	1,296,864
124,863	Nostrum Oil & Gas plc* (Kazakhstan)	1,527,954

		3,851,114

SEPTEMBER 30, 2014

Shares		Value

	Packaged Foods & Meats 3.2%
102,590	Calbee, Inc. (Japan)	$3,358,086
28,380	GlaxoSmithKline Consumer Healthcare Ltd. (India)	2,593,994
62,800	Vietnam Dairy Products JSC (Vietnam)	310,635

		6,262,715

	Personal Products 0.8%
36,561	Nu Skin Enterprises, Inc., Class A	1,646,342

	Pharmaceuticals 6.9%
169,569	IPCA Laboratories Ltd. (India)	2,174,525
179,708	Lupin Ltd. (India)	4,054,196
3,524,000	Marksans Pharma Ltd. (India)	3,366,516
3,614,325	Sino Biopharmaceutical Ltd. (China)	3,612,160

		13,207,397

	Publishing 1.1%
60,939	Rightmove plc (United Kingdom)	2,125,530

	Regional Banks 1.3%
21,667	Signature Bank*	2,428,004

	Research & Consulting Services 1.4%
21,205	IHS, Inc., Class A*	2,654,654

	Semiconductor Equipment 0.7%
104,047	PDF Solutions, Inc.*	1,312,033

	Semiconductors 2.1%
40,443	Microchip Technology, Inc.	1,910,123
40,686	Power Integrations, Inc.	2,193,382

		4,103,505

	Soft Drinks 1.6%
140,786	Coca-Cola Icecek A.S. (Turkey)	3,037,191

	Thrifts & Mortgage Finance 0.5%
21,713	Home Capital Group, Inc. (Canada)	976,412

	Trading Companies & Distributors 1.4%
31,856	MSC Industrial Direct Co., Inc., Class A	2,722,414

	Trucking 3.6%
10,643	J.B. Hunt Transport Services, Inc.	788,114
141,966	Knight Transportation, Inc.	3,888,449
31,599	Old Dominion Freight Line, Inc.*	2,232,153

		6,908,716

	Wireless Telecommunication Services 1.1%
3,276,742	PT Tower Bersama Infrastructure Tbk (Indonesia)	2,151,328

	Total Common Stocks (cost $142,751,399)	187,941,052

	PARTICIPATION NOTES 1.2%

	Office Services & Supplies 1.2%
44,000	Jarir Marketing Co., HSBC Bank, 5/4/15, Series 000R (Saudi Arabia)	2,363,321

	Total Participation Notes (cost $2,283,107)	2,363,321

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$2,300,784	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $2,475,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $2,348,156; repurchase proceeds: $2,300,784 (cost $2,300,784)	$2,300,784

	Total Short-Term Investments (cost $2,300,784)	2,300,784

	Total Investments (cost $147,335,290) 100.0%	192,605,157

	Other Assets less Liabilities <0.1%	58,993

	NET ASSETS 100.0%	$192,664,150

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2014, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Brazil	3.7
Canada	0.5
China	3.6
Colombia	2.0
Costa Rica	1.2
Germany	2.2
India	20.7
Indonesia	1.1
Italy	1.2
Japan	6.2
Kazakhstan	0.8
Korea	1.3
Mexico	4.1
Norway	0.7
Peru	0.6
Philippines	1.9
Saudi Arabia	1.2
South Africa	1.0
Taiwan	1.5
Turkey	1.6
United Arab Emirates	2.6
United Kingdom	2.9
United States	37.2
Vietnam	0.2

TOTAL	100.0%

WASATCH HERITAGE GROWTH FUND (WAHGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 92.1%

	Aerospace & Defense 1.6%
10,454	TransDigm Group, Inc.	$1,926,986

	Airlines 3.3%
56,199	Spirit Airlines, Inc.*	3,885,599

	Apparel Retail 2.7%
34,953	Ross Stores, Inc.	2,641,748
15,885	Urban Outfitters, Inc.*	582,979

		3,224,727

	Application Software 1.8%
27,852	ANSYS, Inc.*	2,107,561

	Asset Management & Custody Banks 5.0%
12,076	Artisan Partners Asset Management, Inc.	628,556
111,802	SEI Investments Co.	4,042,760
16,961	T. Rowe Price Group, Inc.	1,329,742

		6,001,058

	Auto Parts & Equipment 1.4%
60,324	Gentex Corp.	1,614,873

	Automotive Retail 1.1%
8,360	O’Reilly Automotive, Inc.*	1,257,010

	Biotechnology 1.3%
41,731	Seattle Genetics, Inc.*	1,551,559

	Communications Equipment 1.3%
13,534	F5 Networks, Inc.*	1,607,027

	Data Processing & Outsourced Services 2.5%
11,856	Alliance Data Systems Corp.*	2,943,489

	Distributors 3.4%
154,356	LKQ Corp.*	4,104,326

	Diversified Chemicals 1.4%
30,306	FMC Corp.	1,733,200

	Diversified Support Services 4.3%
165,721	Copart, Inc.*	5,189,553

	Electronic Components 4.5%
53,630	Amphenol Corp., Class A	5,355,492

	Electronic Manufacturing Services 2.6%
45,810	IPG Photonics Corp.*	3,150,812

	Health Care Equipment 2.4%
48,582	St. Jude Medical, Inc.	2,921,236

	Health Care Services 3.0%
85,593	Catamaran Corp.* (Canada)	3,607,745

	Health Care Supplies 1.0%
23,003	Align Technology, Inc.*	1,188,795

	Industrial Machinery 2.5%
40,596	IDEX Corp.	2,937,933

	Internet Retail 0.5%
37,503	RetailMeNot, Inc.*	606,048

	IT Consulting & Other Services 5.8%
113,740	Cognizant Technology Solutions Corp., Class A*	5,092,140
41,901	EPAM Systems, Inc.*	1,834,845

		6,926,985

	Leisure Facilities 1.1%
25,522	Life Time Fitness, Inc.*	1,287,330

Shares		Value

	Life Sciences Tools & Services 3.7%
56,934	Covance, Inc.*	$4,480,706

	Managed Health Care 0.7%
10,136	Centene Corp.*	838,349

	Oil & Gas Equipment & Services 1.8%
14,583	Core Laboratories N.V.	2,134,222

	Oil & Gas Exploration & Production 2.7%
137,158	Ultra Petroleum Corp.*	3,190,295

	Personal Products 1.7%
10,391	Herbalife Ltd.	454,606
35,365	Nu Skin Enterprises, Inc., Class A	1,592,486

		2,047,092

	Pharmaceuticals 1.6%
21,328	Mallinckrodt plc*	1,922,719

	Regional Banks 2.5%
26,587	Signature Bank*	2,979,339

	Research & Consulting Services 4.2%
39,929	IHS, Inc., Class A*	4,998,711

	Restaurants 2.1%
31,320	Tim Hortons, Inc. (Canada)	2,468,329

	Semiconductors 6.3%
21,016	Linear Technology Corp.	932,900
113,445	Microchip Technology, Inc.	5,358,007
29,095	Silicon Laboratories, Inc.*	1,182,421

		7,473,328

	Specialized Finance 2.5%
15,608	Intercontinental Exchange, Inc.	3,044,340

	Technology Distributors 2.1%
80,258	CDW Corp.	2,492,011

	Trading Companies & Distributors 3.8%
53,106	MSC Industrial Direct Co., Inc., Class A	4,538,439

	Trucking 1.9%
31,475	J.B. Hunt Transport Services, Inc.	2,330,724

	Total Common Stocks (cost $66,718,180)	110,067,948

Principal Amount		Value
	SHORT-TERM INVESTMENTS 7.8%

	Repurchase Agreement 7.8%
$9,319,814	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $9,535,000 of United States Treasury Notes 1.750% due 9/30/19; value: $9,511,163; repurchase proceeds: $9,319,814 (cost $9,319,814)	$9,319,814

	Total Short-Term Investments (cost $9,319,814)	9,319,814

	Total Investments (cost $76,037,994) 99.9%	119,387,762

	Other Assets less Liabilities 0.1%	80,795

	NET ASSETS 100.0%	$119,468,557

	*Non-income producing. See Notes to Financial Statements.

SEPTEMBER 30, 2014

At September 30, 2014, Wasatch Heritage Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	5.5
United States	94.5

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Aerospace & Defense 1.1%
3,525,732	Senior plc (United Kingdom)	$15,326,313

	Apparel, Accessories & Luxury Goods 1.1%
584,389	Salvatore Ferragamo Italia S.p.A. (Italy)	16,051,399

	Application Software 4.0%
572,077	Aveva Group plc (United Kingdom)	14,269,959
1,894,796	Computer Modelling Group Ltd. (Canada)	19,682,679
4,679,359	Diligent Board Member Services, Inc.* ‡‡ (New Zealand)	16,914,905
1,216,211	Fusionex International plc (Malaysia)	5,834,857

		56,702,400

	Asset Management & Custody Banks 2.8%
566,702	Alaris Royalty Corp. (Canada)	15,682,860
17,499,244	ARA Asset Management Ltd. (Singapore)	24,003,509

		39,686,369

	Biotechnology 3.0%
4,236,075	Abcam plc (United Kingdom)	27,617,815
71,085	Medy-Tox, Inc. (Korea)	15,089,353

		42,707,168

	Casinos & Gaming 1.3%
7,774,839	Melco International Development Ltd. (China)	18,023,620

	Construction Materials 2.6%
2,625,819	Cemex Latam Holdings S.A.* (Colombia)	23,340,902
7,478,016	PT Indocement Tunggal Prakarsa Tbk (Indonesia)	13,225,379

		36,566,281

	Consumer Finance 1.3%
4,031,947	Mahindra & Mahindra Financial Services Ltd. (India)	17,783,393

	Data Processing & Outsourced Services 3.1%
341,378	GMO Payment Gateway, Inc. (Japan)	7,719,329
985,820	Wirecard AG (Germany)	36,420,787

		44,140,116

	Diversified Support Services 0.4%
80,016	KEPCO Plant Service & Engineering Co. Ltd. (Korea)	6,339,102

	Drug Retail 3.5%
197,306	Cosmos Pharmaceutical Corp. (Japan)	25,024,176
584,690	Sugi Holdings Co. Ltd. (Japan)	24,549,783

		49,573,959

	Electrical Components & Equipment 1.4%
1,991,044	Amara Raja Batteries Ltd. (India)	19,246,329

	Electronic Equipment & Instruments 4.2%
176,808	Ai Holdings Corp. (Japan)	3,577,269
394,246	Axis Communications AB (Sweden)	10,725,108
1,555,794	Chroma ATE, Inc. (Taiwan)	4,321,721
1,680,543	Halma plc (United Kingdom)	16,669,811
661,549	LPKF Laser & Electronics AG (Germany)	11,625,103
505,368	Renishaw plc (United Kingdom)	13,351,343

		60,270,355

	General Merchandise Stores 2.7%
156,476	Ryohin Keikaku Co. Ltd. (Japan)	18,647,288
502,495	Seria Co. Ltd. (Japan)	19,151,394

		37,798,682

Shares		Value

	Health Care Equipment 1.2%
1,711,604	Elekta AB, Class B (Sweden)	$16,868,291

	Health Care Supplies 1.0%
88,365	Sartorius Stedim Biotech (France)	14,763,581

	Health Care Technology 2.9%
1,069,193	EMIS Group plc (United Kingdom)	12,884,474
1,785,625	M3, Inc. (Japan)	28,654,662

		41,539,136

	Household Products 2.5%
635,080	Pigeon Corp. (Japan)	35,959,396

	Human Resource & Employment Services 1.6%
407,312	51job, Inc. ADR* (China)	12,190,848
776,374	Seek Ltd. (Australia)	11,001,827

		23,192,675

	Industrial Machinery 3.3%
794,498	Rotork plc (United Kingdom)	35,605,539
4,614,623	Sarine Technologies Ltd. (Israel)	11,031,980

		46,637,519

	Internet Retail 2.9%
9,812,879	boohoo.com plc* (United Kingdom)	7,594,504
358,845	Jumei International Holding Ltd. ADR* (China)	8,425,681
514,819	Start Today Co. Ltd. (Japan)	11,204,677
621,153	Yoox S.p.A.* (Italy)	14,252,961

		41,477,823

	Internet Software & Services 7.0%
1,584,126	carsales.com Ltd. (Australia)	13,654,551
369,193	Criteo S.A. ADR* (France)	12,423,345
646,714	Infomart Corp. (Japan)	11,121,063
999,130	Kakaku.com, Inc. (Japan)	14,193,249
220,802	MercadoLibre, Inc. (Brazil)	23,990,137
919,967	SMS Co. Ltd. (Japan)	23,620,944

		99,003,289

	Leisure Products 2.2%
4,484,556	Merida Industry Co. Ltd. (Taiwan)	31,253,830

	Life & Health Insurance 1.1%
1,827,333	Discovery Ltd. (South Africa)	15,913,001

	Marine Ports & Services 1.9%
10,952,268	International Container Terminal Services, Inc. (Philippines)	26,942,909

	Movies & Entertainment 1.4%
702,662	CTS Eventim AG & Co KGaA (Germany)	19,850,161

	Oil & Gas Equipment & Services 6.1%
185,642	Dril-Quip, Inc.*	16,596,395
302,600	Pason Systems, Inc. (Canada)	8,455,139
146,814	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	14,322,458
510,619	ShawCor Ltd. (Canada)	25,746,262
825,876	TGS-NOPEC Geophysical Co. ASA (Norway)	20,998,806

		86,119,060

	Oil & Gas Exploration & Production 2.2%
4,698,156	Afren plc* (Nigeria)	7,881,291
2,079,861	Gran Tierra Energy, Inc.* (Colombia)	11,522,430
1,000,069	Nostrum Oil & Gas plc* (Kazakhstan)	12,237,890

		31,641,611

	Oil & Gas Storage & Transportation 1.0%
236,189	Gaztransport Et Technigaz S.A. (France)	13,971,021

SEPTEMBER 30, 2014

Shares		Value

	Packaged Foods & Meats 4.6%
1,044,490	Calbee, Inc. (Japan)	$34,189,369
24,318,155	Vitasoy International Holdings Ltd. (Hong Kong)	30,974,552

		65,163,921

	Pharmaceuticals 1.1%
276,872	Sawai Pharmaceutical Co. Ltd. (Japan)	15,929,449

	Property & Casualty Insurance 1.6%
8,412,356	Qualitas Controladora S.A.B. de C.V.** (Mexico)	22,549,455

	Publishing 2.0%
832,651	Rightmove plc (United Kingdom)	29,042,560

	Real Estate Development 0.2%
246,515	Patrizia Immobilien AG* (Germany)	3,306,126

	Research & Consulting Services 3.6%
304,280	DKSH Holding AG (Switzerland)	22,709,841
977,400	Nihon M&A Center, Inc. (Japan)	28,384,035

		51,093,876

	Restaurants 4.5%
1,657,258	Domino’s Pizza Enterprises Ltd. (Australia)	38,001,367
2,828,968	Domino’s Pizza Group plc (United Kingdom)	26,043,898

		64,045,265

	Semiconductor Equipment 1.2%
419,288	Hermes Microvision, Inc. (Taiwan)	17,505,079

	Soft Drinks 1.5%
972,195	Coca-Cola Icecek A.S. (Turkey)	20,973,263

	Specialized Finance 1.0%
5,760,200	Chailease Holding Co. Ltd. (Taiwan)	13,993,615

	Specialty Chemicals 2.9%
472,561	Chr. Hansen Holding A/S (Denmark)	18,262,995
281,778	Hexpol AB (Sweden)	22,520,383

		40,783,378

	Thrifts & Mortgage Finance 2.3%
4,887,601	Gruh Finance Ltd. (India)	15,170,873
391,053	Home Capital Group, Inc. (Canada)	17,585,258

		32,756,131

	Trading Companies & Distributors 0.7%
399,423	MonotaRO Co. Ltd. (Japan)	10,004,240

	Total Common Stocks (cost $1,220,255,814)	1,392,495,147

	Total Investments (cost $1,220,255,814) 98.0%	1,392,495,147

	Other Assets less Liabilities 2.0%	28,590,995

	NET ASSETS 100.0%	$1,421,086,142

	*Non-income producing. **Common units. ‡‡Affiliated company (see Note 9). ADR American Depositary Receipt. See Notes to Financial Statements.

At September 30, 2014, Wasatch International Growth Fund’s investments were in the following countries:

Country	%
Australia	4.5
Austria	1.0
Brazil	1.7
Canada	6.3
China	2.8
Colombia	2.5
Denmark	1.3
France	3.0
Germany	5.1
Hong Kong	2.2
India	3.8
Indonesia	1.0
Israel	0.8
Italy	2.2
Japan	22.4
Kazakhstan	0.9
Korea	1.5
Malaysia	0.4
Mexico	1.6
New Zealand	1.2
Nigeria	0.6
Norway	1.5
Philippines	1.9
Singapore	1.7
South Africa	1.1
Sweden	3.6
Switzerland	1.6
Taiwan	4.8
Turkey	1.5
United Kingdom	14.3
United States	1.2

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Apparel Retail 2.0%
804,622	Apranga PVA (Lithuania)	$2,743,515
6,842,290	Padini Holdings Berhad (Malaysia)	4,004,632

		6,748,147

	Apparel, Accessories & Luxury Goods 1.9%
117,976	Delta-Galil Industries Ltd. (Israel)	3,430,876
375,358	Makalot Industrial Co. Ltd. (Taiwan)	1,906,435
1,878,000	MC Group Public Co. Ltd. (Thailand)	1,071,488

		6,408,799

	Application Software 1.0%
165,375	Linx S.A. (Brazil)	3,443,001

	Asset Management & Custody Banks 0.5%
923,100	Peregrine Holdings Ltd. (South Africa)	1,839,415

	Auto Parts & Equipment 0.5%
27,901	WABCO India Ltd. (India)	1,761,883

	Automotive Retail 0.6%
91,400	Mekonomen AB (Sweden)	1,981,315

	Brewers 4.9%
362,475	Carlsberg Brewery Malaysia Berhad (Malaysia)	1,323,716
9,927,213	International Breweries plc (Nigeria)	1,819,837
197,574	Olvi Oyj, Class A (Finland)	5,975,674
32,020	Royal UNIBREW A/S* (Denmark)	5,329,062
1,227,502	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	2,085,078

		16,533,367

	Building Products 1.4%
716,251	Dynasty Ceramic Public Co. Ltd. (Thailand)	1,281,189
326,077	Kajaria Ceramics Ltd. (India)	3,352,638

		4,633,827

	Commodity Chemicals 4.9%
694,627	Berger Paints India Ltd. (India)	4,253,690
16,954	SAMHWA Paints Industrial Co. Ltd. (Korea)	204,846
134,965	Sniezka S.A. (Poland)	1,507,602
350,857	Supreme Industries Ltd. (India)	3,681,840
155,700	Tikkurila Oyj (Finland)	3,248,256
1,273,500	Yung Chi Paint & Varnish Manufacturing Co. Ltd. (Taiwan)	3,646,406

		16,542,640

	Communications Equipment 0.7%
6,700	Ericsson Nikola Tesla (Croatia)	1,564,138
37,569	Ituran Location and Control Ltd. (Israel)	790,593

		2,354,731

	Computer & Electronics Retail 0.3%
292,708	Teknosa Ic ve Dis Ticaret A.S. (Turkey)	1,032,951

	Data Processing & Outsourced Services 1.4%
4,030,000	My EG Services Berhad (Malaysia)	4,631,337

	Department Stores 1.4%
1,921,057	Parkson Retail Asia Ltd. (Malaysia)	1,325,075
536,815	Poya Co. Ltd. (Taiwan)	3,352,943

		4,678,018

	Distillers & Vintners 1.0%
2,015,680	Capevin Holdings Ltd. (South Africa)	1,481,658
1,100,000	Watt’s Alimentos S.A. (Chile)	1,782,642

		3,264,300

Shares		Value

	Diversified Banks 1.6%
3,106,000	CRDB Bank plc (Tanzania, United Republic of)	$611,199
5,090,000	EastWest Banking Corp.* (Philippines)	3,056,665
1,177,801	Hatton National Bank plc (Sri Lanka)	1,740,174

		5,408,038

	Diversified Real Estate Activities 0.4%
1,040,300	Delta Corp. Ltd. (India)	1,499,137

	Diversified Support Services 1.0%
181,400	Prestige International, Inc. (Japan)	1,534,891
371,000	Vicom Ltd. (Singapore)	1,750,604

		3,285,495

	Drug Retail 1.5%
121,800	Kusuri No Aoki Co. Ltd. (Japan)	5,219,603

	Electrical Components & Equipment 3.1%
648,140	Amara Raja Batteries Ltd. (India)	6,265,213
550,200	Voltronic Power Technology Corp. (Taiwan)	4,322,813

		10,588,026

	Electronic Equipment & Instruments 0.6%
32,100	Isra Vision AG (Germany)	1,966,067

	Fertilizers & Agricultural Chemicals 0.6%
581,810	Rallis India Ltd. (India)	2,133,272

	Food Distributors 0.8%
8,606,200	Premier Marketing Public Co. Ltd. (Thailand)	2,614,374

	Food Retail 7.4%
4,210,400	7-Eleven Malaysia Holdings Berhad, Class B* (Malaysia)	2,297,399
6,445,800	BreadTalk Group Ltd. (Singapore)	6,845,947
3,345,000	Choppies Enterprises Ltd. (Botswana)	1,478,675
3,915,100	Convenience Retail Asia Ltd. (Hong Kong)	2,682,456
2,432,810	Philippine Seven Corp. (Philippines)	4,933,111
106,070	Rami Levi Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	5,250,505
3,399,000	Sheng Siong Group Ltd. (Singapore)	1,771,700

		25,259,793

	General Merchandise Stores 1.1%
98,972	Seria Co. Ltd. (Japan)	3,772,081

	Health Care Equipment 0.5%
55,000	Vieworks Co. Ltd. (Korea)	1,837,242

	Health Care Facilities 3.3%
10,651,300	Asiri Hospital Holdings plc (Sri Lanka)	1,910,987
211,422	Instituto de Diagnostico S.A. (Chile)	999,623
366,900	MD Medical Group Investments plc GDR (Russia)	3,008,580
430,957	NMC Health plc (United Arab Emirates)	3,331,823
509,693	Raffles Medical Group Ltd. (Singapore)	1,538,108
460,000	Religare Health Trust** (Singapore)	342,530

		11,131,651

	Health Care Supplies 0.4%
70,230	St. Shine Optical Co. Ltd. (Taiwan)	1,500,666

	Health Care Technology 0.5%
147,600	EMIS Group plc (United Kingdom)	1,778,676

	Home Improvement Retail 0.7%
33,496,700	PT Ace Hardware Indonesia Tbk (Indonesia)	2,432,875

SEPTEMBER 30, 2014

Shares		Value

	Household Products 2.8%
10,430,980	DSG International Thailand Public Co. Ltd. (Thailand)	$2,718,328
493,300	Jyothy Laboratories Ltd. (India)	1,904,988
88,645	Pigeon Corp. (Japan)	5,019,242

		9,642,558

	Industrial Conglomerates 1.0%
42,897,800	Expolanka Holdings plc (Sri Lanka)	3,223,296

	Industrial Machinery 3.3%
854,171	Howden Africa Holdings Ltd. (South Africa)	3,215,008
1,238,000	Mincon Group plc (Ireland)	1,235,092
2,094,814	Sarine Technologies Ltd. (Israel)	5,007,981
79,300	Yushin Precision Equipment Co. Ltd. (Japan)	1,729,525

		11,187,606

	Internet Retail 0.7%
162,100	Ikyu Corp. (Japan)	2,222,917

	Internet Software & Services 2.9%
76,177	Aufeminin* (France)	2,693,603
107,800	Infomart Corp. (Japan)	1,853,757
213,229	PChome Online, Inc. (Taiwan)	2,074,846
89,412	SMS Co. Ltd. (Japan)	2,295,730
7,290	XING AG (Germany)	775,988

		9,693,924

	IT Consulting & Other Services 1.1%
449,494	EOH Holdings Ltd. (South Africa)	3,769,834

	Leisure Products 1.0%
175,368	Samchuly Bicycle Co. Ltd. (Korea)	3,523,148

	Metal & Glass Containers 0.5%
71,252	Winpak Ltd. (Canada)	1,774,067

	Multi-Line Insurance 2.9%
1,379,800	Botswana Insurance Holdings Ltd. (Botswana)	1,693,555
16,585,500	British-American Investments Co. Kenya Ltd. (Kenya)	6,593,340
2,468,000	Tune Ins Holdings Berhad (Malaysia)	1,700,253

		9,987,148

	Office Services & Supplies 0.9%
92,804	Adel Kalemcilik Ticaret ve Sanayi A.S. (Turkey)	2,036,694
1,146,000	Riverstone Holdings Ltd. (Singapore)	844,364

		2,881,058

	Oil & Gas Refining & Marketing 1.4%
9,294	Hankook Shell Oil Co. Ltd. (Korea)	4,896,910

	Packaged Foods & Meats 12.0%
71,120	Agro Tech Foods Ltd. (India)	700,836
7,950	Atlantic Grupa (Croatia)	1,352,890
1,293,927	Cloetta AB, Class B* (Sweden)	3,871,296
1,262,907	Clover Industries Ltd. (South Africa)	1,864,470
81,100	Dutch Lady Milk Industries Berhad (Malaysia)	1,159,454
1,069,300	Grupo Herdez S.A.B. de C.V. (Mexico)	2,873,441
1,464,666	Hup Seng Industries Berhad (Malaysia)	455,406
2,420,662	Oldtown Berhad (Malaysia)	1,313,452
371,261	Pinar Sut Mamulleri Sanayii A.S. (Turkey)	3,813,153
10,203,000	PT Tiga Pilar Sejahtera Food Tbk* (Indonesia)	1,921,698
4,626,000	PT Ultrajaya Milk Industry & Trading Co. Tbk (Indonesia)	1,476,827
46,454,981	RFM Corp. (Philippines)	5,486,299
2,363,435	TAT Gida Sanayi A.S.* (Turkey)	2,946,125

Shares		Value

	Packaged Foods & Meats (continued)
269,681	Vigor Alimentos S.A.* (Brazil)	$702,920
3,743,120	Vitasoy International Holdings Ltd. (Hong Kong)	4,767,692
19,788	Wawel S.A. (Poland)	5,962,058

		40,668,017

	Paper Packaging 0.9%
4,835,600	Greatview Aseptic Packaging Co. Ltd. (China)	3,157,450

	Personal Products 0.5%
1,754,100	Karex Berhad* (Malaysia)	1,523,909

	Pharmaceuticals 3.0%
2,238,177	Lee’s Pharmaceutical Holdings Ltd. (China)	2,963,232
1,469,000	Mega Lifesciences Public Co. Ltd. (Thailand)	892,500
47,612,300	PT Kimia Farma Persero Tbk (Indonesia)	4,493,569
146,250	Renata Ltd. (Bangladesh)	1,819,643

		10,168,944

	Publishing 0.4%
571,200	Morningstar Japan KK (Japan)	1,374,942

	Regional Banks 0.5%
302,800	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	1,680,813

	Research & Consulting Services 1.4%
167,700	Nihon M&A Center, Inc. (Japan)	4,870,066

	Restaurants 9.0%
68,048	AmRest Holdings SE* (Poland)	1,756,488
29,500	B-R31 Ice Cream Co. Ltd. (Japan)	1,132,391
6,545,978	Berjaya Food Berhad (Malaysia)	6,006,217
223,980	Domino’s Pizza Enterprises Ltd. (Australia)	5,135,921
450,900	Fairwood Holdings Ltd. (Hong Kong)	987,205
696,953	Famous Brands Ltd. (South Africa)	6,061,883
114,700	Hiday Hidaka Corp. (Japan)	3,048,557
2,269,963	Spur Corp. Ltd. (South Africa)	6,252,123

		30,380,785

	Soft Drinks 2.4%
102,540	Seven-Up Bottling Co. plc (Nigeria)	97,189
1,987,900	Corp. Lindley S.A.* (Peru)	1,855,282
57,833,532	Pepsi-Cola Products Philippines, Inc.* (Philippines)	6,185,749

		8,138,220

	Specialty Chemicals 1.3%
5,017,000	Chemical and Allied Products plc (Nigeria)	1,184,276
673,719	DuluxGroup Ltd. (Australia)	3,274,646

		4,458,922

	Specialty Stores 0.4%
1,471,000	Michael Hill International Ltd. (New Zealand)	1,432,478

	Technology Hardware, Storage & Peripherals 0.8%
74,561	KONA I Co. Ltd. (Korea)	2,755,630

	Tobacco 0.4%
5,249	Karelia Tobacco Co., Inc. S.A. (Greece)	1,446,879

	Total Common Stocks (cost $269,568,995)	331,140,248

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$5,224,617	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $5,620,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $5,331,975; repurchase proceeds: $5,224,617 (cost $5,224,617)	$5,224,617

	Total Short-Term Investments (cost $5,224,617)	5,224,617

	Total Investments (cost $274,793,612) 99.0%	336,364,865

	Other Assets less Liabilities 1.0%	3,294,352

	NET ASSETS 100.0%	$339,659,217

	*Non-income producing. **Common units. GDR Global Depositary Receipt. See Notes to Financial Statements.

At September 30, 2014, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Australia	2.5
Bangladesh	0.6
Botswana	1.0
Brazil	1.3
Canada	0.5
Chile	0.8
China	1.8
Croatia	0.9
Denmark	1.6
Finland	2.8
France	0.8
Germany	0.8
Greece	0.4
Hong Kong	2.5
India	7.7
Indonesia	3.1
Ireland	0.4
Israel	4.4
Japan	10.3
Kenya	2.0
Korea	4.0
Lithuania	0.8
Malaysia	7.8
Mexico	1.4
New Zealand	0.4
Nigeria	0.9
Peru	0.6
Philippines	5.9
Poland	2.8
Russia	0.9
Singapore	4.0
South Africa	7.4
Sri Lanka	2.1
Sweden	1.8
Taiwan	5.1
Tanzania, United Republic of	0.2
Thailand	2.6
Turkey	3.6
United Arab Emirates	1.0
United Kingdom	0.5

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 98.8%

	Automobile Manufacturers 2.3%
646,534	Ford Motor Co.	$9,562,238

	Commodity Chemicals 2.4%
94,070	LyondellBasell Industries N.V., Class A	10,221,646

	Communications Equipment 3.3%
547,319	Cisco Systems, Inc.	13,776,019

	Computer & Electronics Retail 2.1%
209,341	GameStop Corp., Class A	8,624,849

	Department Stores 3.0%
216,726	Macy’s, Inc.	12,609,119

	Diversified Banks 14.8%
333,203	Citigroup, Inc.	17,266,580
238,763	HSBC Holdings plc ADR (United Kingdom)	12,148,261
292,085	JPMorgan Chase & Co.	17,595,200
280,853	Wells Fargo & Co.	14,567,845

		61,577,886

	Diversified Chemicals 2.6%
133,612	Eastman Chemical Co.	10,807,875

	Electric Utilities 1.5%
181,426	UIL Holdings Corp.	6,422,480

	Electrical Components & Equipment 5.3%
197,906	Eaton Corp. plc	12,541,303
146,112	Regal-Beloit Corp.	9,387,696

		21,928,999

	Environmental & Facilities Services 1.0%
158,588	ABM Industries, Inc.	4,074,126

	Health Care Equipment 5.5%
254,567	Abbott Laboratories	10,587,442
197,417	Medtronic, Inc.	12,229,983

		22,817,425

	Industrial Conglomerates 4.0%
660,032	General Electric Co.	16,910,020

	Integrated Oil & Gas 9.3%
95,887	Chevron Corp.	11,441,237
117,228	Occidental Petroleum Corp.	11,271,472
445,939	Suncor Energy, Inc. (Canada)	16,120,695

		38,833,404

	Integrated Telecommunication Services 2.8%
233,438	Verizon Communications, Inc.	11,669,566

	Investment Banking & Brokerage 3.1%
70,914	Goldman Sachs Group, Inc. (The)	13,017,683

	Multi-Line Insurance 3.6%
275,135	American International Group, Inc.	14,862,793

	Oil & Gas Exploration & Production 4.3%
104,160	Apache Corp.	9,777,499
1,571,103	Pengrowth Energy Corp. (Canada)	8,169,736

		17,947,235

	Other Diversified Financial Services 3.0%
319,574	Voya Financial, Inc.	12,495,343

Shares		Value

	Pharmaceuticals 7.7%
156,414	Johnson & Johnson	$16,672,168
529,009	Pfizer, Inc.	15,642,796

		32,314,964

	Regional Banks 5.4%
1,251,115	First Niagara Financial Group, Inc.	10,421,788
139,937	PNC Financial Services Group, Inc.	11,975,808

		22,397,596

	Semiconductors 2.6%
312,820	Intel Corp.	10,892,392

	Specialized REITs 3.1%
251,712	EPR Properties	12,756,764

	Systems Software 3.3%
298,299	Microsoft Corp.	13,829,142

	Technology Hardware, Storage & Peripherals 2.8%
115,948	Apple, Inc.	11,681,761

	Total Common Stocks (cost $356,619,324)	412,031,325

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.2%

	Repurchase Agreement 1.2%
$5,038,500	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $5,155,000 of United States Treasury Notes 1.750% due 9/30/19; value: $5,142,113; repurchase proceeds: $5,038,500 (cost $5,038,500)	$5,038,500

	Total Short-Term Investments (cost $5,038,500)	5,038,500

	Total Investments (cost $361,657,824) 100.0%	417,069,825

	Other Assets less Liabilities <0.1%	167,187

	NET ASSETS 100.0%	$417,237,012

	ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2014, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	5.9
United Kingdom	2.9
United States	91.2

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 83.6%

	Advertising 1.9%
2,810,926	Interpublic Group of Cos., Inc. (The)†	$51,496,164

	Airlines 1.7%
1,330,826	Southwest Airlines Co.	44,941,994

	Apparel Retail 1.2%
2,146,212	Chico’s FAS, Inc.	31,699,551

	Application Software 3.8%
4,397,845	TIBCO Software, Inc.* †	103,921,077

	Automobile Manufacturers 2.6%
2,228,009	General Motors Co.†	71,162,608

	Automotive Retail 1.6%
1,075,357	CST Brands, Inc.	38,659,084
628,360	Pep Boys—Manny, Moe & Jack (The)*	5,598,688

		44,257,772

	Communications Equipment 2.5%
1,416,622	Cisco Systems, Inc.†	35,656,376
419,500	QUALCOMM, Inc.	31,366,015

		67,022,391

	Construction & Engineering 0.4%
530,650	Aegion Corp.*	11,806,963

	Data Processing & Outsourced Services 1.0%
404,241	Global Payments, Inc.	28,248,361

	Diversified Banks 3.6%
2,244,609	Bank of America Corp.	38,270,583
1,133,034	Citigroup, Inc.†	58,713,822

		96,984,405

	Diversified REITs 0.6%
2,040,302	Investors Real Estate Trust	15,710,325

	Environmental & Facilities Services 1.0%
722,352	Republic Services, Inc.†	28,186,175

	Fertilizers & Agricultural Chemicals 1.7%
1,046,243	Mosaic Co. (The)†	46,463,652

	Gas Utilities 0.4%
206,400	Atmos Energy Corp.	9,845,280

	General Merchandise Stores 1.3%
581,048	Target Corp.†	36,420,089

	Health Care Equipment 1.4%
352,900	Medtronic, Inc.†	21,862,155
208,800	Stryker Corp.	16,860,600

		38,722,755

	Health Care REITs 1.0%
431,885	Ventas, Inc.	26,755,276

	Health Care Services 2.0%
765,663	Express Scripts Holding Co.* †	54,078,778

	Hypermarkets & Super Centers 3.4%
1,210,581	Wal-Mart Stores, Inc.†	92,573,129

	Insurance Brokers 0.8%
261,155	Aon plc	22,895,459

	Integrated Oil & Gas 1.0%
272,500	Occidental Petroleum Corp.	26,200,875

	Integrated Telecommunication Services 1.0%
525,685	Verizon Communications, Inc.	26,278,993

Shares		Value

	Life & Health Insurance 2.0%
610,721	MetLife, Inc.†	$32,807,932
625,782	Unum Group†	21,514,385

		54,322,317

	Multi-Line Insurance 3.5%
2,276,807	Loews Corp.†	94,851,780

	Multi-Sector Holdings 1.0%
1,162,980	Leucadia National Corp.	27,725,443

	Office REITs 0.9%
403,582	Digital Realty Trust, Inc.	25,175,445

	Oil & Gas Drilling 4.0%
926,289	Diamond Offshore Drilling, Inc.	31,743,924
975,584	Ensco plc, Class A	40,301,375
637,605	Unit Corp.*	37,395,533

		109,440,832

	Oil & Gas Equipment & Services 3.1%
871,448	Halliburton Co.†	56,217,111
354,721	National Oilwell Varco, Inc.†	26,994,268

		83,211,379

	Oil & Gas Exploration & Production 10.7%
3,843,259	Bill Barrett Corp.* ‡‡	84,705,428
9,556,826	Denbury Resources, Inc.†	143,639,095
1,224,603	Northern Oil and Gas, Inc.*	17,413,854
1,615,968	Swift Energy Co.*	15,513,293
3,539,318	Talisman Energy, Inc. (Canada)	30,615,101

		291,886,771

	Pharmaceuticals 2.2%
294,335	Novartis AG ADR (Switzerland)	27,705,754
907,509	Zoetis, Inc.	33,532,457

		61,238,211

	Property & Casualty Insurance 2.3%
1,059,124	CNA Financial Corp.†	40,278,486
634,382	XL Group plc	21,042,451

		61,320,937

	Residential REITs 2.0%
1,485,981	American Campus Communities, Inc.†	54,164,007

	Specialized REITs 4.7%
883,506	CBS Outdoor Americas, Inc.	26,452,170
3,125,659	Iron Mountain, Inc.†	102,052,766

		128,504,936

	Systems Software 4.7%
1,644,390	Microsoft Corp.†	76,233,920
1,357,967	Oracle Corp.	51,982,977

		128,216,897

	Technology Hardware, Storage & Peripherals 4.5%
951,527	Apple, Inc.†	95,866,345
2,820,938	Silicon Graphics International Corp.* ‡‡	26,037,258

		121,903,603

	Trading Companies & Distributors 2.1%
1,874,512	NOW, Inc.*	57,003,910

	Total Common Stocks (cost $1,978,037,319)	2,274,638,540

SEPTEMBER 30, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.3%

	Repurchase Agreement 15.3%
$414,928,217	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $426,105,000 of United States Treasury Notes 1.750% due 9/30/19; value: $332,471,738; United States Treasury Notes 2.000% due 5/31/21; value: $59,957,906; United States Treasury Bonds 2.875% due 5/15/43; value: $30,801,169; repurchase proceeds: $414,928,217† (cost $414,928,217)	$414,928,217

	Total Short-Term Investments (cost $414,928,217)	414,928,217

	Total Investments (cost $2,392,965,536) 98.9%	2,689,566,757

	Other Assets less Liabilities 1.1%	29,708,295

	NET ASSETS 100.0%	$2,719,275,052

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Technology Hardware, Storage & Peripherals 0.1%
5,066	Apple, Inc., expiring 10/18/14, exercise price $95	$3,064,930

	Total Call Options Written (premium $2,054,471)	3,064,930

Shares		Value
	SECURITIES SOLD SHORT 10.8%

	Aerospace & Defense 1.1%
228,578	Boeing Co. (The)	$29,116,266

	Apparel, Accessories & Luxury Goods 0.3%
310,357	Kate Spade & Co.*	8,140,664

	Department Stores 1.2%
3,373,807	JC Penney Co., Inc.*	33,873,022

	Diversified Support Services 0.1%
87,576	Healthcare Services Group, Inc.	2,505,549

	Electric Utilities 0.9%
684,208	Exelon Corp.	23,324,651

	Food Distributors 1.1%
775,903	Sysco Corp.	29,445,519

	Food Retail 0.5%
451,488	Sprouts Farmers Market, Inc.*	13,124,756

	Home Improvement Retail 1.2%
629,084	Lowe’s Cos., Inc.	33,291,125

	Household Products 0.8%
273,476	Procter & Gamble Co. (The)	22,900,880

Shares		Value

	IT Consulting & Other Services 1.8%
228,069	Accenture plc, Class A	$18,546,571
165,491	International Business Machines Corp.	31,415,157

		49,961,728

	Restaurants 0.9%
183,063	Buffalo Wild Wings, Inc.*	24,579,869

	Specialty Stores 0.9%
88,044	Five Below, Inc.*	3,487,423
208,462	Tiffany & Co.	20,076,975

		23,564,398

	Total Securities Sold Short (proceeds $279,864,218)	293,828,427

*Non-income producing.

†All or a portion of this security has been designated as collateral for securities sold short and call options written (see Notes 3 and 4).

‡‡Affiliated company (see Note 9).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Long/Short Fund’s investments, excluding short-term investments, options written and securities sold short, were in the following countries:

Country	%
Canada	1.4
Switzerland	1.2
United States	97.4

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 95.9%

	Air Freight & Logistics 0.6%
77,597	Echo Global Logistics, Inc.*	$1,827,409

	Apparel Retail 1.6%
167,365	Zumiez, Inc.*	4,702,957

	Apparel, Accessories & Luxury Goods 1.1%
24,710	Page Industries Ltd. (India)	3,155,966

	Application Software 8.4%
405,760	Diligent Board Member Services, Inc.* (New Zealand)	1,466,737
133,337	Ellie Mae, Inc.*	4,346,786
249,716	Exa Corp.*	2,816,796
35,826	Interactive Intelligence Group, Inc.*	1,497,527
87,309	PROS Holdings, Inc.*	2,200,187
197,825	Tangoe, Inc.*	2,680,529
46,417	Tyler Technologies, Inc.*	4,103,263
39,117	Ultimate Software Group, Inc.*	5,535,447

		24,647,272

	Asset Management & Custody Banks 3.6%
38,906	Diamond Hill Investment Group, Inc.	4,787,383
344,096	Pzena Investment Management, Inc., Class A	3,286,117
188,366	Silvercrest Asset Management Group, Inc.	2,565,545

		10,639,045

	Automotive Retail 1.0%
61,597	Monro Muffler Brake, Inc.	2,989,302

	Biotechnology 4.5%
496,548	Abcam plc (United Kingdom)	3,237,330
122,952	Cellular Dynamics International, Inc.*	864,353
176,227	ChemoCentryx, Inc.*	793,021
250,157	Cytokinetics, Inc.*	880,553
62,309	Esperion Therapeutics, Inc.*	1,524,078
170,440	Exact Sciences Corp.*	3,303,127
80,250	Inovio Pharmaceuticals, Inc.*	790,463
159,440	Sangamo BioSciences, Inc.*	1,719,560

		13,112,485

	Casinos & Gaming 0.9%
72,935	Multimedia Games Holding Co., Inc.*	2,626,389

	Commercial Printing 1.2%
436,475	InnerWorkings, Inc.*	3,531,083

	Consumer Finance 1.9%
73,322	Encore Capital Group, Inc.*	3,248,898
127,105	Regional Management Corp.*	2,281,535

		5,530,433

	Data Processing & Outsourced Services 2.7%
120,511	ExlService Holdings, Inc.*	2,941,674
137,823	Wirecard AG (Germany)	5,091,824

		8,033,498

	Diversified Banks 2.0%
4,218,211	City Union Bank Ltd. (India)	5,870,389

	Electronic Manufacturing Services 0.8%
36,316	IPG Photonics Corp.*	2,497,815

	Environmental & Facilities Services 0.9%
185,549	Heritage-Crystal Clean, Inc.*	2,757,258

Shares		Value

	Food Distributors 0.9%
158,297	Chefs’ Warehouse, Inc. (The)*	$2,573,909

	Health Care Distributors 1.0%
20,696	MWI Veterinary Supply, Inc.*	3,071,286

	Health Care Equipment 6.0%
76,423	Abaxis, Inc.	3,875,410
351,384	AtriCure, Inc.*	5,172,372
1,928,308	Cardica, Inc.*	2,063,290
151,770	Novadaq Technologies, Inc.* (Canada)	1,925,961
73,239	NuVasive, Inc.*	2,553,844
142,380	Tandem Diabetes Care, Inc.*	1,910,740

		17,501,617

	Health Care Facilities 1.8%
148,133	Ensign Group, Inc. (The)	5,155,028

	Health Care REITs 1.2%
240,580	CareTrust REIT, Inc.*	3,440,294

	Health Care Services 2.7%
97,070	CorVel Corp.*	3,305,234
106,790	IPC The Hospitalist Co., Inc.*	4,783,124

		8,088,358

	Health Care Technology 1.1%
137,544	HealthStream, Inc.*	3,302,431

	Homebuilding 3.2%
289,956	Installed Building Products, Inc.*	4,073,882
289,293	LGI Homes, Inc.*	5,311,419

		9,385,301

	Industrial Machinery 1.1%
46,181	Proto Labs, Inc.*	3,186,489

	Internet Retail 1.7%
177,762	MakeMyTrip Ltd.* (India)	4,947,117

	Internet Software & Services 10.0%
186,709	Amber Road, Inc.*	3,237,534
130,423	Dealertrack Technologies, Inc.*	5,661,663
240,480	E2open, Inc.*	2,238,869
152,729	Envestnet, Inc.*	6,872,805
46,347	Reis, Inc.	1,093,326
217,783	SciQuest, Inc.*	3,275,456
75,718	SPS Commerce, Inc.*	4,024,412
136,352	Xoom Corp.*	2,992,926

		29,396,991

	Life Sciences Tools & Services 3.4%
109,114	Fluidigm Corp.*	2,673,293
129,147	ICON plc* (Ireland)	7,391,083

		10,064,376

	Managed Health Care 0.5%
33,551	HealthEquity, Inc.*	614,319
89,371	Trupanion, Inc.*	759,653

		1,373,972

	Oil & Gas Equipment & Services 1.1%
120,093	Pason Systems, Inc. (Canada)	3,355,595

	Oil & Gas Exploration & Production 2.3%
174,077	Comstock Resources, Inc.	3,241,314
256,130	Northern Oil and Gas, Inc.*	3,642,168

		6,883,482

	Oil & Gas Refining & Marketing 0.5%
384,242	Amyris, Inc.*	1,456,277

SEPTEMBER 30, 2014

Shares		Value

	Pharmaceuticals 6.0%
50,064	Aerie Pharmaceuticals, Inc.*	$1,035,824
174,771	Akorn, Inc.*	6,338,944
163,308	Cardiovascular Systems, Inc.*	3,858,968
243,957	Cempra, Inc.*	2,673,769
77,430	Egalet Corp.*	441,351
139,989	Natco Pharma Ltd. (India)	3,327,459

		17,676,315

	Regional Banks 1.8%
188,919	Customers Bancorp, Inc.*	3,392,985
52,738	Pinnacle Financial Partners, Inc.	1,903,842

		5,296,827

	Research & Consulting Services 1.7%
250,759	Franklin Covey Co.*	4,912,369

	Semiconductor Equipment 1.3%
292,330	PDF Solutions, Inc.*	3,686,281

	Semiconductors 3.9%
95,907	Melexis N.V. (Belgium)	4,371,686
42,979	NVE Corp.*	2,773,865
80,515	Power Integrations, Inc.	4,340,563

		11,486,114

	Specialized Finance 0.0%
154,000	Goldwater Bank, N.A.* *** † ‡‡	32,340

	Specialty Stores 0.9%
60,752	Hibbett Sports, Inc.*	2,589,858

	Systems Software 2.4%
70,258	FleetMatics Group plc*	2,142,869
177,318	Infoblox, Inc.*	2,615,441
201,072	TubeMogul, Inc.*	2,312,328

		7,070,638

	Technology Hardware, Storage & Peripherals 1.0%
290,211	Intevac, Inc.*	1,935,707
491,295	USA Technologies, Inc.*	884,331

		2,820,038

	Thrifts & Mortgage Finance 1.3%
1,225,430	Gruh Finance Ltd. (India)	3,803,674

	Trading Companies & Distributors 3.0%
256,801	CAI International, Inc.*	4,969,100
131,441	Rush Enterprises, Inc., Class B*	3,931,400

		8,900,500

	Trucking 2.9%
161,025	Marten Transport Ltd.	2,867,855
113,581	Saia, Inc.*	5,629,075

		8,496,930

	Total Common Stocks (cost $181,264,985)	281,875,708

Principal Amount		Value

	SHORT-TERM INVESTMENTS 4.7%

	Repurchase Agreement 4.7%
$13,796,424	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $14,110,000 of United States Treasury Notes 1.750% due 9/30/19; value: $14,074,725; repurchase proceeds: $13,796,424 (cost $13,796,424)	$13,796,424

	Total Short-Term Investments (cost $13,796,424)	13,796,424

	Total Investments (cost $195,061,409) 100.6%	295,672,132

	Liabilities less Other Assets (0.6%)	(1,856,821)

	NET ASSETS 100.0%	$293,815,311

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

‡‡Affiliated company (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.6
Canada	1.9
Germany	1.8
India	7.5
Ireland	2.6
New Zealand	0.5
United Kingdom	1.1
United States	83.0

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments

Shares		Value

	COMMON STOCKS 91.9%

	Airlines 1.3%
17,000	Allegiant Travel Co.	$2,102,220

	Alternative Carriers 0.6%
160,000	ORBCOMM, Inc.*	920,000

	Application Software 4.5%
240,000	ClickSoftware Technologies Ltd.* (Israel)	1,927,200
142,000	Ebix, Inc.	2,013,560
31,000	ESI Group* (France)	854,999
35,771	Interactive Intelligence Group, Inc.*	1,495,228
67,000	Tangoe, Inc.*	907,850

		7,198,837

	Asset Management & Custody Banks 3.5%
110,000	Medallion Financial Corp.	1,282,600
231,000	Pzena Investment Management, Inc., Class A	2,206,050
80,000	Silvercrest Asset Management Group, Inc.	1,089,600
6,000	Virtus Investment Partners, Inc.	1,042,200

		5,620,450

	Auto Parts & Equipment 2.3%
85,000	Gentherm, Inc.* ††	3,589,550

	Automotive Retail 0.6%
48,000	Mekonomen AB (Sweden)	1,040,515

	Brewers 1.1%
1,000,000	Turk Tuborg Bira ve Malt Sanayii A.S.* (Turkey)	1,698,635

	Commercial Printing 1.1%
222,000	InnerWorkings, Inc.*	1,795,980

	Commodity Chemicals 1.1%
140,000	Trecora Resources*	1,733,200

	Communications Equipment 0.9%
220,000	ShoreTel, Inc.*	1,463,000

	Construction & Engineering 1.2%
57,200	Northwest Pipe Co.*	1,950,520

	Construction Machinery & Heavy Trucks 1.0%
137,000	Manitex International, Inc.*	1,546,730

	Construction Materials 1.6%
49,000	Caesarstone Sdot-Yam Ltd. (Israel)	2,532,320

	Consumer Finance 1.2%
44,000	Encore Capital Group, Inc.*	1,949,640

	Data Processing & Outsourced Services 0.5%
80,000	KGMobilians Co. Ltd. (Korea)	883,203

	Distillers & Vintners 1.1%
187,000	Crimson Wine Group Ltd.*	1,714,790

	Diversified Banks 1.3%
1,300,000	City Union Bank Ltd. (India)	1,809,181
55,556	Idaho Trust Bancorp*** †	206,668

		2,015,849

	Electronic Manufacturing Services 0.5%
53,000	Fabrinet*	773,800

	Environmental & Facilities Services 0.9%
21,837	Heritage-Crystal Clean, Inc.*	324,498
330,000	Hudson Technologies, Inc.*	1,092,300

		1,416,798

Shares		Value

	Food Distributors 0.8%
74,000	Chefs’ Warehouse, Inc. (The)*	$1,203,240

	General Merchandise Stores 0.7%
30,000	Seria Co. Ltd. (Japan)	1,143,378

	Health Care Equipment 3.3%
113,000	AtriCure, Inc.*	1,663,360
515,728	Cardica, Inc.*	551,829
110,000	Ion Beam Applications* (Belgium)	1,930,897
164,200	iRadimed Corp.*	1,151,042

		5,297,128

	Health Care Facilities 1.0%
42,000	Ensign Group, Inc. (The)	1,461,600
20,005	MD Medical Group Investments plc GDR (Russia)	164,041

		1,625,641

	Health Care REITs 1.9%
114,000	CareTrust REIT, Inc.*	1,630,200
100,000	Physicians Realty Trust	1,372,000

		3,002,200

	Health Care Services 2.4%
38,993	CorVel Corp.*	1,327,711
88,000	National Research Corp., Class A*	1,144,880
291,100	Northstar Healthcare, Inc.* (Canada)	358,501
930,000	Northstar Healthcare, Inc. PIPE* *** † (Canada)	971,041

		3,802,133

	Health Care Supplies 2.2%
37,000	Guerbet (France)	1,906,865
450,000	Synergetics USA, Inc.*	1,534,500

		3,441,365

	Health Care Technology 1.0%
110,000	Nexus AG (Germany)	1,664,183

	Heavy Electrical Equipment 0.6%
112,000	Pioneer Power Solutions, Inc.*	896,000

	Homebuilding 2.6%
135,000	Installed Building Products, Inc.*	1,896,750
121,000	LGI Homes, Inc.*	2,221,560

		4,118,310

	Homefurnishing Retail 0.8%
59,000	Select Comfort Corp.*	1,234,280

	Hotels & Resort REITs 1.6%
240,000	Summit Hotel Properties, Inc.	2,587,200

	Housewares & Specialties 0.3%
28,300	Lifetime Brands, Inc.	433,273

	Industrial Machinery 2.0%
50,000	Hy-Lok Corp. (Korea)	1,610,993
58,000	John Bean Technologies Corp.	1,631,540

		3,242,533

	Internet Software & Services 3.9%
152,000	IntraLinks Holdings, Inc.*	1,231,200
150,000	Move, Inc.*	3,144,000
119,000	Perficient, Inc.*	1,783,810

		6,159,010

	IT Consulting & Other Services 2.5%
62,000	EPAM Systems, Inc.* ††	2,714,980
77,300	ServiceSource International, Inc.*	249,679
600,000	WidePoint Corp.*	1,026,000

		3,990,659

SEPTEMBER 30, 2014

Shares		Value

	Leisure Facilities 1.2%
1,000,000	Grupo Sports World S.A.B. de C.V.* (Mexico)	$1,839,132

	Mortgage REITs 2.7%
370,000	Arbor Realty Trust, Inc.	2,493,800
80,000	Colony Financial, Inc.	1,790,400

		4,284,200

	Oil & Gas Exploration & Production 2.1%
70,000	Comstock Resources, Inc.	1,303,400
210,000	Emerald Oil, Inc.*	1,291,500
28,000	Sanchez Energy Corp.*	735,280

		3,330,180

	Packaged Foods & Meats 2.2%
32,000	John B. Sanfilippo & Son, Inc.	1,035,520
2,000,000	Kawan Food Berhad (Malaysia)	1,444,902
1,875,000	Oldtown Berhad (Malaysia)	1,017,375

		3,497,797

	Paper Packaging 1.0%
2,400,000	Greatview Aseptic Packaging Co. Ltd. (China)	1,567,102

	Personal Products 2.1%
150,000	MusclePharm Corp. PIPE*	1,980,000
30,000	Nu Skin Enterprises, Inc., Class A	1,350,900

		3,330,900

	Pharmaceuticals 6.1%
54,000	Cempra, Inc.*	591,840
130,000	Horizon Pharma plc*	1,596,400
1,595,000	Lee’s Pharmaceutical Holdings Ltd. (China)	2,111,699
225,000	Moberg Pharma AB* (Sweden)	1,031,581
80,000	Natco Pharma Ltd. (India)	1,901,554
170,000	Torrent Pharmaceuticals Ltd. (India)	2,403,012

		9,636,086

	Property & Casualty Insurance 3.1%
140,000	1347 Property Insurance Holdings, Inc.*	1,094,800
145,000	Atlas Financial Holdings, Inc.*	2,006,800
222,878	Kingstone Cos., Inc.	1,805,312

		4,906,912

	Regional Banks 3.6%
129,000	Customers Bancorp, Inc.*	2,316,840
34,000	First of Long Island Corp. (The)	1,171,300
80,290	Investar Holding Corp.*	1,067,857
89,000	Pacific Continental Corp.	1,143,650

		5,699,647

	Research & Consulting Services 1.6%
130,000	Franklin Covey Co.*	2,546,700

	Residential REITs 0.7%
83,000	Bluerock Residential Growth REIT, Inc.	1,079,000

	Semiconductor Equipment 1.7%
85,000	PDF Solutions, Inc.*	1,071,850
175,000	Ultra Clean Holdings, Inc.*	1,566,250

		2,638,100

	Semiconductors 0.6%
850,000	GigOptix, Inc.*	1,028,500

	Soft Drinks 0.9%
14,000,000	Pepsi-Cola Products Philippines, Inc.* (Philippines)	1,497,410

	Specialized Finance 0.0%
41,900	Goldwater Bank, N.A.* *** †	8,799

Shares		Value

	Systems Software 0.4%
20,000	CyberArk Software Ltd.* (Israel)	$640,200

	Technology Hardware, Storage & Peripherals 1.2%
50,000	KONA I Co. Ltd. (Korea)	1,847,903

	Thrifts & Mortgage Finance 0.9%
10,000	BofI Holding, Inc.*	727,100
49,455	Ocean Shore Holding Co.	711,163

		1,438,263

	Trading Companies & Distributors 2.2%
85,000	CAI International, Inc.*	1,644,750
25,000	DXP Enterprises, Inc.*	1,842,000

		3,486,750

	Trucking 3.7%
85,000	Roadrunner Transportation Systems, Inc.*	1,937,150
79,000	Saia, Inc.* ††	3,915,240

		5,852,390

	Total Common Stocks (cost $116,804,883)	145,942,541

	PREFERRED STOCKS 1.6%

	Apparel Retail 0.7%
166,000	Grazziotin S.A. Pfd. (Brazil)	1,177,879

	Pharmaceuticals 0.9%
105,263	Acetylon Pharmaceuticals, Inc., Series B Pfd.* *** †	1,366,314

	Total Preferred Stocks (cost $1,860,729)	2,544,193

	WARRANTS 0.0%

	Health Care Services 0.0%
465,000	Northstar Healthcare, Inc., expiring 9/25/16* *** † (Canada)	4,150

	Total Warrants (cost $0)	4,150

Principal Amount		Value
	SHORT-TERM INVESTMENTS 5.7%

	Repurchase Agreement 5.7%
$9,012,804	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $9,220,000 of United States Treasury Notes 1.750% due 9/30/19; value: $9,196,950; repurchase proceeds: $9,012,804†† (cost $9,012,804)	$9,012,804

	Total Short-Term Investments (cost $9,012,804)	9,012,804

	Total Investments (cost $127,678,416) 99.2%	157,503,688

	Other Assets less Liabilities 0.8%	1,296,718

	NET ASSETS 100.0%	$158,800,406

WASATCH MICRO CAP VALUE FUND (WAMVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Number of Contracts		Value

	CALL OPTIONS WRITTEN 0.1%

	Auto Parts & Equipment 0.0%
400	Gentherm, Inc., expiring 12/20/14, exercise price $50	$53,200

	IT Consulting & Other Services 0.1%
300	EPAM Systems, Inc., expiring 10/18/14, exercise price $40	129,000

	Trucking 0.0%
130	Saia, Inc., expiring 12/20/14, exercise price $55	14,300

	Total Call Options Written (premium $206,836)	196,500

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for call options written (see Note 4).

GDR Global Depositary Receipt.

PIPE Private Investment in a Public Equity.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments and call options written, were in the following countries:

Country	%
Belgium	1.3
Brazil	0.8
Canada	0.9
China	2.5
France	1.9
Germany	1.1
India	4.1
Israel	3.4
Japan	0.8
Korea	2.9
Malaysia	1.7
Mexico	1.2
Philippines	1.0
Russia	0.1
Sweden	1.4
Turkey	1.1
United States	73.8

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 97.6%

	Aerospace & Defense 2.0%
1,126,738	HEICO Corp., Class A	$45,407,541

	Air Freight & Logistics 3.6%
36,319,023	Aramex PJSC (United Arab Emirates)	31,642,378
1,383,181	Echo Global Logistics, Inc.* ‡‡	32,573,913
396,311	HUB Group, Inc., Class A*	16,062,485

		80,278,776

	Airlines 2.7%
483,651	Allegiant Travel Co.	59,808,283

	Airport Services 1.4%
1,805,991	Wesco Aircraft Holdings, Inc.*	31,424,243

	Apparel Retail 1.5%
1,145,388	Zumiez, Inc.*	32,185,403

	Application Software 4.7%
153,030	Concur Technologies, Inc.*	19,407,265
594,444	Ultimate Software Group, Inc.*	84,119,770

		103,527,035

	Automotive Retail 2.2%
496,884	Monro Muffler Brake, Inc.	24,113,780
162,913	O’Reilly Automotive, Inc.*	24,495,599

		48,609,379

	Biotechnology 6.0%
2,727,500	Abcam plc (United Kingdom)	17,782,402
642,332	Argos Therapeutics, Inc.*	6,461,860
527,438	Cellular Dynamics International, Inc.*	3,707,889
1,357,191	ChemoCentryx, Inc.*	6,107,360
298,905	Esperion Therapeutics, Inc.*	7,311,216
1,490,482	Exact Sciences Corp.*	28,885,541
1,529,490	Sangamo BioSciences, Inc.*	16,495,550
1,241,169	Seattle Genetics, Inc.*	46,146,663

		132,898,481

	Consumer Finance 0.7%
3,305,639	Mahindra & Mahindra Financial Services Ltd. (India)	14,579,923

	Data Processing & Outsourced Services 5.7%
745,510	ExlService Holdings, Inc.*	18,197,899
549,162	Syntel, Inc.*	48,293,306
1,616,209	Wirecard AG (Germany)	59,710,295

		126,201,500

	Diversified Banks 1.8%
565,550	HDFC Bank Ltd. ADR (India)	26,343,319
1,566,515	Yes Bank Ltd. (India)	14,128,058

		40,471,377

	Diversified Support Services 1.6%
1,124,516	Copart, Inc.*	35,214,219

	Drug Retail 0.7%
119,229	Cosmos Pharmaceutical Corp. (Japan)	15,121,727

	Electrical Components & Equipment 1.1%
648,886	Polypore International, Inc.*	25,248,154

	Electronic Manufacturing Services 2.3%
729,002	IPG Photonics Corp.*	50,140,758

	Environmental & Facilities Services 1.2%
1,067,205	Tetra Tech, Inc.	26,658,781

Shares		Value

	Food Distributors 1.0%
1,423,495	Chefs’ Warehouse, Inc. (The)* ‡‡	$23,146,029

	Health Care Distributors 1.5%
223,977	MWI Veterinary Supply, Inc.*	33,238,187

	Health Care Equipment 1.9%
484,672	Abaxis, Inc.	24,577,717
229,767	DexCom, Inc.*	9,188,383
593,260	Tandem Diabetes Care, Inc.*	7,961,549

		41,727,649

	Health Care Services 2.1%
1,030,019	IPC The Hospitalist Co., Inc.* ‡‡	46,134,551

	Homefurnishing Retail 2.0%
751,690	Mattress Firm Holding Corp.*	45,146,501

	Industrial Machinery 1.9%
262,005	Graco, Inc.	19,121,125
339,785	Proto Labs, Inc.*	23,445,165

		42,566,290

	Internet Retail 4.7%
786,591	Blue Nile, Inc.* ‡‡	22,457,173
1,640,474	MakeMyTrip Ltd.* (India)	45,654,391
860,209	RetailMeNot, Inc.*	13,900,978
481,882	Start Today Co. Ltd. (Japan)	10,487,826
183,857	zooplus AG* (Germany)	12,786,357

		105,286,725

	Internet Software & Services 8.2%
1,093,102	Angie’s List, Inc.*	6,963,060
1,331,244	Cornerstone OnDemand, Inc.*	45,808,106
1,077,668	Dealertrack Technologies, Inc.*	46,781,568
396,238	Envestnet, Inc.*	17,830,710
1,615,954	SciQuest, Inc.* ‡‡	24,303,948
280,753	SPS Commerce, Inc.*	14,922,022
456,539	Vistaprint N.V.*	25,013,772

		181,623,186

	Leisure Facilities 1.8%
768,942	Life Time Fitness, Inc.*	38,785,434

	Life Sciences Tools & Services 6.2%
1,172,379	Divi’s Laboratories Ltd. (India)	34,218,432
897,084	Fluidigm Corp.*	21,978,558
1,103,068	ICON plc* (Ireland)	63,128,582
189,236	Techne Corp.	17,703,028

		137,028,600

	Managed Health Care 0.3%
655,582	Trupanion, Inc.*	5,572,447

	Oil & Gas Equipment & Services 4.2%
334,085	Dril-Quip, Inc.*	29,867,199
437,524	Pason Systems, Inc. (Canada)	12,225,136
160,362	Schoeller-Bleckmann Oilfield Equipment AG (Austria)	15,644,135
382,702	ShawCor Ltd. (Canada)	19,296,473
675,162	TGS-NOPEC Geophysical Co. ASA (Norway)	17,166,737

		94,199,680

	Oil & Gas Exploration & Production 2.1%
2,608,954	Gran Tierra Energy, Inc.* (Colombia)	14,453,605
978,179	Northern Oil and Gas, Inc.*	13,909,705
3,483,665	Premier Oil plc (United Kingdom)	18,802,268

		47,165,578

WASATCH SMALL CAP GROWTH FUND (WAAEX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Shares		Value

	Packaged Foods & Meats 1.2%
2,461	Annie’s, Inc.*	$112,960
286,067	GlaxoSmithKline Consumer Healthcare Ltd. (India)	26,147,154

		26,260,114

	Personal Products 0.6%
472,827	Colgate-Palmolive India Ltd. (India)	13,359,124

	Pharmaceuticals 1.5%
1,752,428	Cempra, Inc.* ‡‡	19,206,611
1,152,557	IPCA Laboratories Ltd. (India)	14,780,200

		33,986,811

	Research & Consulting Services 1.6%
549,657	Stantec, Inc. (Canada)	35,854,126

	Restaurants 1.3%
1,491,986	Jubilant Foodworks Ltd.* (India)	29,544,995

	Semiconductors 3.6%
248,064	Cavium, Inc.*	12,336,223
1,150,899	Power Integrations, Inc.	62,044,965
161,235	Silicon Laboratories, Inc.*	6,552,590

		80,933,778

	Specialty Stores 0.5%
259,737	Hibbett Sports, Inc.*	11,072,588

	Systems Software 1.7%
600,133	FleetMatics Group plc*	18,304,057
1,327,319	Infoblox, Inc.*	19,577,955

		37,882,012

	Trading Companies & Distributors 2.6%
141,374	DXP Enterprises, Inc.*	10,416,436
547,600	MSC Industrial Direct Co., Inc., Class A	46,797,896

		57,214,332

	Trucking 5.9%
4,784,182	Knight Transportation, Inc.†† ‡‡	131,038,745

	Total Common Stocks (cost $1,413,794,700)	2,166,543,062

	PREFERRED STOCKS 1.5%

	Biotechnology 0.0%
677,966	Nanosys, Inc., Series D Pfd.* *** †	366,848
161,519	Nanosys, Inc., Series E Pfd.* *** †	183,211

		550,059

	Oil & Gas Equipment & Services 0.7%
5,818,582	Drilling Info Holdings, Inc., Series B Pfd.* *** †	15,350,001

	Systems Software 0.8%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	8,000,002
33,296	DocuSign, Inc., Series B Pfd. * *** †	437,256
9,974	DocuSign, Inc., Series B-1 Pfd. * *** †	130,983
23,905	DocuSign, Inc., Series D Pfd. * *** †	313,930
618,152	DocuSign, Inc., Series E Pfd. * *** †	8,117,819

		16,999,990

	Total Preferred Stocks (cost $34,534,930)	32,900,050

Shares		Value

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.*** †	$3,166,752
	Greenspring Global Partners III-B, L.P.*** †	1,348,923

		4,515,675

	Total Limited Partnership Interest (cost $4,634,695)	4,515,675

Principal Amount		Value
	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$20,033,263	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $20,490,000 of United States Treasury Notes 1.750% due 9/30/19; value: $20,438,775; repurchase proceeds: $20,033,263†† (cost $20,033,263)	$20,033,263

	Total Short-Term Investments (cost $20,033,263)	20,033,263

	Total Investments (cost $1,472,997,588) 100.2%	2,223,992,050

	Liabilities less Other Assets (0.2%)	(4,354,357)

	NET ASSETS 100.0%	$2,219,637,693

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of
Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule
144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

‡‡Affiliated company (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Austria	0.7
Canada	3.0
Colombia	0.6
Germany	3.3
India	9.9
Ireland	2.9
Japan	1.2
Norway	0.8
United Arab Emirates	1.4
United Kingdom	1.7
United States	74.5

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 99.8%

	Aerospace & Defense 2.3%
155,347	HEICO Corp., Class A	$6,260,484

	Airlines 2.1%
46,882	Allegiant Travel Co.	5,797,428

	Airport Services 1.2%
190,823	Wesco Aircraft Holdings, Inc.*	3,320,320

	Apparel Retail 1.4%
257,095	Chico’s FAS, Inc.	3,797,293

	Apparel, Accessories & Luxury Goods 1.4%
279,920	Vaibhav Global Ltd.* (India)	3,925,044

	Application Software 2.1%
409,921	Ebix, Inc.	5,812,680

	Asset Management & Custody Banks 2.5%
177,376	Manning & Napier, Inc.	2,978,143
22,089	Virtus Investment Partners, Inc.	3,836,859

		6,815,002

	Auto Parts & Equipment 1.1%
75,297	Dorman Products, Inc.*	3,016,398

	Computer & Electronics Retail 1.7%
114,116	GameStop Corp., Class A	4,701,579

	Construction & Engineering 1.4%
116,813	Northwest Pipe Co.*	3,983,323

	Consumer Finance 4.7%
28,148	Credit Acceptance Corp.*	3,548,618
131,719	Encore Capital Group, Inc.*	5,836,469
70,937	Portfolio Recovery Associates, Inc.*	3,705,040

		13,090,127

	Data Processing & Outsourced Services 3.4%
153,063	NeuStar, Inc., Class A*	3,800,554
61,960	Syntel, Inc.*	5,448,763

		9,249,317

	Diversified Banks 3.2%
3,170,210	City Union Bank Ltd. (India)	4,411,910
477,059	Yes Bank Ltd. (India)	4,302,491

		8,714,401

	Diversified Support Services 2.6%
230,425	Copart, Inc.*	7,215,759

	Electrical Components & Equipment 2.5%
176,878	Polypore International, Inc.*	6,882,323

	Electronic Manufacturing Services 2.3%
441,395	Fabrinet*	6,444,367

	Fertilizers & Agricultural Chemicals 2.7%
309,426	American Vanguard Corp.	3,465,571
260,379	Intrepid Potash, Inc.*	4,022,856

		7,488,427

	Footwear 1.3%
66,622	Skechers U.S.A., Inc., Class A*	3,551,619

	Health Care Facilities 2.5%
201,641	Ensign Group, Inc. (The)	7,017,107

Shares		Value

	Health Care REITs 1.7%
324,267	CareTrust REIT, Inc.*	$4,637,018

	Health Care Services 2.4%
73,411	Air Methods Corp.*	4,077,981
75,653	CorVel Corp.*	2,575,985

		6,653,966

	Homefurnishing Retail 2.5%
334,586	Select Comfort Corp.*	6,999,539

	Hotels & Resort REITs 2.8%
708,220	Summit Hotel Properties, Inc.	7,634,612

	Internet Retail 1.1%
106,688	MakeMyTrip Ltd.* (India)	2,969,127

	Internet Software & Services 3.0%
152,533	Vistaprint N.V.*	8,357,283

	IT Consulting & Other Services 1.7%
107,055	EPAM Systems, Inc.*	4,687,938

	Life Sciences Tools & Services 1.4%
68,678	ICON plc* (Ireland)	3,930,442

	Mortgage REITs 2.6%
1,072,975	Arbor Realty Trust, Inc.	7,231,851

	Oil & Gas Equipment & Services 2.1%
66,776	Geospace Technologies Corp.*	2,347,177
128,850	TGS-NOPEC Geophysical Co. ASA (Norway)	3,276,153
8,000	TGS-NOPEC Geophysical Co. ASA ADR (Norway)	202,840

		5,826,170

	Oil & Gas Exploration & Production 5.8%
255,364	Comstock Resources, Inc.	4,754,878
429,047	Northern Oil and Gas, Inc.*	6,101,048
220,286	Ultra Petroleum Corp.*	5,123,852

		15,979,778

	Oil & Gas Refining & Marketing 1.5%
101,953	World Fuel Services Corp.	4,069,964

	Personal Products 3.8%
149,755	Nu Skin Enterprises, Inc., Class A	6,743,468
51,867	USANA Health Sciences, Inc.*	3,820,523

		10,563,991

	Pharmaceuticals 3.6%
56,818	Mallinckrodt plc*	5,122,143
343,950	Torrent Pharmaceuticals Ltd. (India)	4,861,858

		9,984,001

	Regional Banks 7.2%
310,491	Customers Bancorp, Inc.*	5,576,418
306,353	MidSouth Bancorp, Inc.	5,728,801
85,647	Pinnacle Financial Partners, Inc.	3,091,857
96,731	Prosperity Bancshares, Inc.	5,530,111

		19,927,187

	Research & Consulting Services 3.9%
278,475	Acacia Research Corp.	4,310,793
331,134	Franklin Covey Co.*	6,486,915

		10,797,708

	Systems Software 1.6%
257,261	AVG Technologies N.V.*	4,265,387

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Shares		Value

	Trading Companies & Distributors 2.7%
73,034	DXP Enterprises, Inc.*	$5,381,145
25,155	MSC Industrial Direct Co., Inc., Class A	2,149,746

		7,530,891

	Trucking 6.0%
152,800	Knight Transportation, Inc.	4,185,192
41,546	Old Dominion Freight Line, Inc.*	2,934,810
112,754	Saia, Inc.*	5,588,088
156,868	Universal Truckload Services, Inc.	3,804,049

		16,512,139

	Total Common Stocks (cost $228,995,014)	275,641,990

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$4,009,099	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $4,100,000 of United States Treasury Notes 1.750% due 9/30/19; value: $4,089,750; repurchase proceeds: $4,009,099 (cost $4,009,099)	$4,009,099

	Total Short-Term Investments (cost $4,009,099)	4,009,099

	Total Investments (cost $233,004,113) 101.3%	279,651,089

	Liabilities less Other Assets (1.3%)	(3,694,874)

	NET ASSETS 100.0%	$275,956,215

	*Non-income producing. ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2014, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
India	7.4
Ireland	1.4
Norway	1.3
United States	89.9

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 87.9%

	Asset Management & Custody Banks 9.5%
110,600	Ares Capital Corp.	$1,787,296
187,000	FS Investment Corp.	2,013,990
232,200	Medallion Financial Corp.	2,707,452
139,100	NorthStar Asset Management Group, Inc.*	2,562,222

		9,070,960

	Cable & Satellite 1.9%
34,500	Comcast Corp., Class A	1,855,410

	Consumer Finance 6.1%
35,030	Capital One Financial Corp.	2,859,149
45,500	Discover Financial Services	2,929,745

		5,788,894

	Data Processing & Outsourced Services 5.5%
35,000	MasterCard, Inc., Class A	2,587,200
12,335	Visa, Inc., Class A	2,631,919

		5,219,119

	Diversified REITs 0.2%
177,857	Star Asia Financial Ltd.* *** †	231,214

	Drug Retail 5.9%
47,500	CVS Health Corp.	3,780,525
30,500	Walgreen Co.	1,807,735

		5,588,260

	Health Care Services 2.0%
18,240	Chemed Corp.	1,876,896

	Integrated Oil & Gas 7.2%
31,400	Occidental Petroleum Corp.	3,019,110
104,630	Suncor Energy, Inc. (Canada)	3,784,440

		6,803,550

	Integrated Telecommunication Services 2.1%
40,000	Verizon Communications, Inc.	1,999,600

	Mortgage REITs 20.5%
91,900	Altisource Residential Corp.	2,205,600
106,600	American Capital Mortgage Investment Corp.	2,006,212
108,000	Capstead Mortgage Corp.	1,321,920
123,491	Colony Financial, Inc.	2,763,728
165,100	NorthStar Realty Finance Corp.	2,917,317
136,200	Starwood Property Trust, Inc.	2,990,952
261,000	Two Harbors Investment Corp.	2,523,870
161,168	ZAIS Financial Corp.	2,781,760

		19,511,359

	Movies & Entertainment 2.2%
23,100	Walt Disney Co. (The)	2,056,593

	Multi-Line Insurance 1.7%
30,000	American International Group, Inc.	1,620,600

	Oil & Gas Drilling 2.1%
20,000	Helmerich & Payne, Inc.	1,957,400

	Personal Products 4.0%
40,374	Herbalife Ltd.	1,766,362
46,000	Nu Skin Enterprises, Inc., Class A	2,071,380

		3,837,742

	Railroads 2.9%
38,800	Canadian National Railway Co. (Canada)	2,753,102

	Restaurants 2.0%
19,600	McDonald’s Corp.	1,858,276

Shares		Value

	Semiconductors 2.1%
46,100	Xilinx, Inc.	$1,952,335

	Thrifts & Mortgage Finance 2.9%
130,500	Home Loan Servicing Solutions Ltd.	2,765,295

	Trading Companies & Distributors 7.1%
89,400	TAL International Group, Inc.*	3,687,750
12,030	W.W. Grainger, Inc.	3,027,349

		6,715,099

	Total Common Stocks (cost $72,790,014)	83,461,704

	EXCHANGE-TRADED FUNDS 3.2%

	Asset Management & Custody Banks 3.2%
30,600	PowerShares Dynamic Pharmaceuticals Portfolio	1,947,690
50,000	ProShares VIX Short-Term Futures ETF*	1,039,000

		2,986,690

	Total Exchange-Traded Funds (cost $1,826,973)	2,986,690

	LIMITED PARTNERSHIP INTEREST 3.8%

	Asset Management & Custody Banks 3.8%
56,900	Blackstone Group L.P.	1,791,212
82,000	KKR & Co. L.P.	1,828,600

		3,619,812

	Total Limited Partnership Interest (cost $3,642,200)	3,619,812

Principal Amount		Value

	CORPORATE BONDS 0.0%

	Gold 0.0%
$206,604	Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D* *** † §§ (Canada)	$1,125

	Total Corporate Bonds (cost $152,584)	1,125

WASATCH STRATEGIC INCOME FUND (WASIX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.9%

	Repurchase Agreement 0.9%
$ 856,868	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $925,000 of United States Treasury Bonds 2.875% due 5/15/43; value: $877,594; repurchase proceeds: $856,868 (cost $856,868)	$856,868

	Total Short-Term Investments (cost $856,868)	856,868

	Total Investments (cost $79,268,639) 95.8%	90,926,199

	Other Assets less Liabilities 4.2%	4,031,561

	NET ASSETS 100.0%	$94,957,760

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of
Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule
144A of the Securities Act of 1933 (see Note 10).

§§In default.

ETF Exchange-Traded Fund.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2014, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	7.3
United States	92.7

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 91.8%

	Air Freight & Logistics 1.3%
56,079	Echo Global Logistics, Inc.*	$1,320,660

	Apparel, Accessories & Luxury Goods 1.6%
12,815	Page Industries Ltd. (India)	1,636,735

	Application Software 6.8%
8,564	Concur Technologies, Inc.*	1,086,086
94,652	Exa Corp.*	1,067,675
24,367	Interactive Intelligence Group, Inc.*	1,018,541
30,215	QLIK Technologies, Inc.*	817,014
73,826	Tangoe, Inc.*	1,000,342
14,001	Ultimate Software Group, Inc.*	1,981,281

		6,970,939

	Asset Management & Custody Banks 1.0%
5,882	Virtus Investment Partners, Inc.	1,021,703

	Biotechnology 9.3%
151,370	Abcam plc (United Kingdom)	986,882
77,977	Argos Therapeutics, Inc.*	784,449
69,159	Cellular Dynamics International, Inc.*	486,188
84,974	ChemoCentryx, Inc.*	382,383
311,570	Cytokinetics, Inc.*	1,096,726
19,131	Esperion Therapeutics, Inc.*	467,944
62,457	Exact Sciences Corp.*	1,210,417
21,415	GlobeImmune, Inc.*	147,978
41,818	Inovio Pharmaceuticals, Inc.*	411,907
68,378	OncoGenex Pharmaceutical, Inc.*	182,569
105,623	Sangamo BioSciences, Inc.*	1,139,144
59,660	Seattle Genetics, Inc.*	2,218,159

		9,514,746

	Building Products 1.2%
34,756	Trex Co., Inc.*	1,201,515

	Casinos & Gaming 0.8%
23,665	Multimedia Games Holding Co., Inc.*	852,177

	Communications Equipment 0.7%
18,898	Ubiquiti Networks, Inc.*	709,242

	Consumer Finance 0.7%
166,076	Mahindra & Mahindra Financial Services Ltd. (India)	732,498

	Data Processing & Outsourced Services 1.1%
13,364	Syntel, Inc.*	1,175,230

	Diversified Banks 3.9%
1,274,848	City Union Bank Ltd. (India)	1,774,177
248,096	Yes Bank Ltd. (India)	2,237,524

		4,011,701

	Electrical Components & Equipment 2.1%
55,640	Polypore International, Inc.*	2,164,952

	Electronic Manufacturing Services 1.8%
27,359	IPG Photonics Corp.*	1,881,752

	Environmental & Facilities Services 1.2%
25,556	Waste Connections, Inc.	1,239,977

	Footwear 0.8%
14,934	Skechers U.S.A., Inc., Class A*	796,132

Shares		Value

	Health Care Equipment 5.5%
117,670	AtriCure, Inc.*	$1,732,102
1,158,664	Cardica, Inc.*	1,239,771
70,512	Novadaq Technologies, Inc.* (Canada)	894,797
32,272	NuVasive, Inc.*	1,125,325
49,910	Tandem Diabetes Care, Inc.*	669,792

		5,661,787

	Health Care Services 0.9%
20,203	IPC The Hospitalist Co., Inc.*	904,892

	Health Care Technology 0.6%
70,611	Vocera Communications, Inc.*	569,831

	Homebuilding 2.1%
68,515	Installed Building Products, Inc.*	962,636
67,462	LGI Homes, Inc.*	1,238,602

		2,201,238

	Industrial Machinery 1.4%
20,309	Proto Labs, Inc.*	1,401,321

	Internet Retail 3.0%
87,990	MakeMyTrip Ltd.* (India)	2,448,762
41,774	RetailMeNot, Inc.*	675,068

		3,123,830

	Internet Software & Services 10.0%
97,877	Amber Road, Inc.*	1,697,187
56,755	Cornerstone OnDemand, Inc.*	1,952,939
16,854	Demandware, Inc.*	858,206
81,109	E2open, Inc.*	755,125
107,057	SciQuest, Inc.*	1,610,137
28,084	SPS Commerce, Inc.*	1,492,665
25,348	Vistaprint N.V.*	1,388,817
22,061	Xoom Corp.*	484,239
91,388	Xtera Communications, Inc.* *** †	914

		10,240,229

	IT Consulting & Other Services 1.9%
44,713	Cognizant Technology Solutions Corp., Class A*	2,001,801

	Life Sciences Tools & Services 1.5%
26,676	ICON plc* (Ireland)	1,526,668

	Managed Health Care 0.5%
11,609	HealthEquity, Inc.*	212,561
31,129	Trupanion, Inc.*	264,596

		477,157

	Oil & Gas Exploration & Production 2.4%
104,055	Northern Oil and Gas, Inc.*	1,479,662
40,207	Ultra Petroleum Corp.*	935,215

		2,414,877

	Oil & Gas Refining & Marketing 1.0%
277,686	Amyris, Inc.*	1,052,430

	Packaged Foods & Meats 1.4%
15,963	GlaxoSmithKline Consumer Healthcare Ltd. (India)	1,459,053

	Pharmaceuticals 4.8%
30,319	Aerie Pharmaceuticals, Inc.*	627,300
68,788	Cardiovascular Systems, Inc.*	1,625,460
119,963	Cempra, Inc.*	1,314,795
53,828	Egalet Corp.*	306,820
82,889	Horizon Pharma plc*	1,017,877

		4,892,252

WASATCH ULTRA GROWTH FUND (WAMCX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Shares		Value

	Regional Banks 0.8%
45,797	Customers Bancorp, Inc.*	$822,514

	Restaurants 1.6%
85,378	Jubilant Foodworks Ltd.* (India)	1,690,695

	Semiconductor Equipment 1.4%
113,682	PDF Solutions, Inc.*	1,433,530

	Semiconductors 5.4%
146,151	MaxLinear, Inc., Class A*	1,005,519
22,241	NVE Corp.*	1,435,434
57,804	Power Integrations, Inc.	3,116,214

		5,557,167

	Specialized Consumer Services 1.1%
81,698	LifeLock, Inc.*	1,167,464

	Specialized Finance 0.7%
22,618	CRISIL Ltd. (India)	728,786

	Specialty Chemicals 2.4%
32,868	Balchem Corp.	1,859,343
468,099	EcoSynthetix, Inc.* (Canada)	626,610

		2,485,953

	Systems Software 5.1%
69,141	FleetMatics Group plc*	2,108,800
101,414	Infoblox, Inc.*	1,495,857
5,798	NetSuite, Inc.*	519,153
96,950	TubeMogul, Inc.*	1,114,925

		5,238,735

	Technology Hardware, Storage & Peripherals 0.8%
128,690	Intevac, Inc.*	858,362

	Trucking 1.2%
45,071	Knight Transportation, Inc.	1,234,495

	Total Common Stocks (cost $76,469,995)	94,375,026

	PREFERRED STOCKS 1.9%

	Biotechnology 0.1%
169,492	Nanosys, Inc., Series D Pfd.* *** †	91,712
40,380	Nanosys, Inc., Series E Pfd.* *** †	45,803

		137,515

	Health Care Technology 0.7%
253,064	Data Sciences International, Inc., Series B Pfd.* *** †	729,027
243,902	TherOx, Inc., Series I Pfd.* *** †	2,439

		731,466

	Oil & Gas Equipment & Services 1.1%
435,920	Drilling Info Holdings, Inc., Series B Pfd.* *** †	1,150,001

	Total Preferred Stocks (cost $3,171,238)	2,018,982

	LIMITED PARTNERSHIP INTEREST 4.1%

	Asset Management & Custody Banks 4.1%
	Greenspring Global Partners II-B, L.P.*** †	2,850,066
	Greenspring Global Partners III-B, L.P.*** †	1,348,923

		4,198,989

	Total Limited Partnership Interest (cost $4,304,983)	4,198,989

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.8%

	Repurchase Agreement 1.8%
$1,812,499	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $1,855,000 of United States Treasury Notes 1.750% due 9/30/19; value: $1,850,363; repurchase proceeds: $1,812,499†† (cost $1,812,499)	$1,812,499

	Total Short-Term Investments (cost $1,812,499)	1,812,499

	Total Investments (cost $85,758,715) 99.6%	102,405,496

	Other Assets less Liabilities 0.4%	428,211

	NET ASSETS 100.0%	$102,833,707

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

See Notes to Financial Statements.

At September 30, 2014, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.5
India	12.6
Ireland	1.5
United Kingdom	1.0
United States	83.4

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments	SEPTEMBER 30, 2014

Shares		Value

	COMMON STOCKS 98.6%

	Apparel, Accessories & Luxury Goods 0.2%
14,938	Calida Holding AG* (Switzerland)	$549,231

	Application Software 3.0%
49,511	Aveva Group plc (United Kingdom)	1,235,009
18,819	ESI Group* (France)	519,040
598,206	GameLoft SE* (France)	3,973,636
143,180	TiVo, Inc.*	1,831,988

		7,559,673

	Asset Management & Custody Banks 2.8%
33,300	Ameriprise Financial, Inc.	4,108,554
155,000	NorthStar Asset Management Group, Inc.*	2,855,100

		6,963,654

	Automotive Retail 3.0%
353,730	Mekonomen AB (Sweden)	7,667,947

	Biotechnology 6.9%
2,684,294	Abcam plc (United Kingdom)	17,500,713

	Cable & Satellite 3.5%
92,182	Comcast Corp., Class A	4,957,548
43,884	DIRECTV*	3,796,844

		8,754,392

	Communications Equipment 1.3%
306,927	Infinera Corp.*	3,274,911

	Computer & Electronics Retail 0.4%
28,180	Groupe Fnac* (France)	1,047,328

	Consumer Finance 6.2%
74,500	Capital One Financial Corp.	6,080,690
99,900	Discover Financial Services	6,432,561
72,000	Encore Capital Group, Inc.*	3,190,320

		15,703,571

	Data Processing & Outsourced Services 3.8%
69,750	MasterCard, Inc., Class A	5,155,920
21,195	Visa, Inc., Class A	4,522,377

		9,678,297

	Drug Retail 1.2%
39,000	CVS Health Corp.	3,104,010

	Education Services 3.5%
672,000	Kroton Educacional S.A. (Brazil)	4,202,647
130,000	TAL Education Group ADR* (China)	4,542,200

		8,744,847

	Fertilizers & Agricultural Chemicals 1.4%
30,700	Monsanto Co.	3,454,057

	Health Care Equipment 4.3%
141,925	DiaSorin S.p.A. (Italy)	5,326,713
186,588	Ion Beam Applications* (Belgium)	3,275,293
972,730	Sorin S.p.A.* (Italy)	2,383,118

		10,985,124

	Health Care Services 1.1%
98,511	Bio-Reference Laboratories, Inc.*	2,764,219

Shares		Value

	Health Care Supplies 4.6%
1,802,813	Advanced Medical Solutions Group plc (United Kingdom)	$3,564,841
95,032	Guerbet (France)	4,897,653
12,496	Sartorius Stedim Biotech (France)	2,087,769
1,198,424	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	1,189,989

		11,740,252

	Health Care Technology 0.3%
28,601	CompuGroup Medical AG (Germany)	684,812

	Home Entertainment Software 2.1%
260,862	Activision Blizzard, Inc.††	5,423,321

	Household Appliances 1.6%
204,627	De’ Longhi (Italy)	4,119,105

	Hypermarkets & Super Centers 1.5%
42,951	PriceSmart, Inc. (Costa Rica)	3,678,324

	Industrial Machinery 2.6%
69,735	KUKA AG (Germany)	4,223,588
53,750	Rotork plc (United Kingdom)	2,408,814

		6,632,402

	Internet Retail 3.6%
12,046	Amazon.com, Inc.*	3,884,112
13,922	ASOS plc* (United Kingdom)	507,708
277,978	Ocado Group plc* (United Kingdom)	1,193,949
3,000	Priceline Group, Inc. (The)*	3,475,740

		9,061,509

	Internet Software & Services 14.2%
7,157	Alibaba Group Holding Ltd. ADR* (China)	635,900
258,990	eBay, Inc.*	14,666,604
18,918	Google, Inc., Class A*	11,131,540
67,000	IAC/InterActiveCorp	4,415,300
217,213	NetGem S.A. (France)	576,045
87,874	Twitter, Inc.*	4,532,541
6,528	Xtera Communications, Inc.* *** †	65

		35,957,995

	IT Consulting & Other Services 2.0%
110,564	Cognizant Technology Solutions Corp., Class A*	4,949,950

	Leisure Products 0.2%
12,690	Fenix Outdoor International AG* (Sweden)	558,961

	Movies & Entertainment 0.4%
219,843	SFX Entertainment, Inc.*	1,103,612

	Oil & Gas Refining & Marketing 1.0%
63,900	World Fuel Services Corp.	2,550,888

	Personal Products 2.4%
62,401	Herbalife Ltd.	2,730,044
72,000	Nu Skin Enterprises, Inc., Class A	3,242,160

		5,972,204

	Pharmaceuticals 3.9%
75,264	Valeant Pharmaceuticals International, Inc.* (Canada)	9,874,637

	Publishing 0.8%
188,487	New York Times Co. (The)	2,114,824

	Real Estate Services 2.6%
64,328	Altisource Portfolio Solutions S.A.*	6,484,262

	Restaurants 1.5%
404,285	Domino’s Pizza Group plc (United Kingdom)	3,721,908

WASATCH WORLD INNOVATORS FUND (WAGTX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Shares		Value

	Semiconductors 3.5%
71,000	Altera Corp.	$2,540,380
158,500	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	3,198,530
72,700	Xilinx, Inc.	3,078,845

		8,817,755

	Specialized Finance 1.6%
67,002	MarketAxess Holdings, Inc.	4,144,744

	Systems Software 0.5%
50,144	Init Innovation In Traffic Systems AG (Germany)	1,370,972

	Technology Hardware, Storage & Peripherals 1.1%
1,862,000	Lenovo Group Ltd. (China)	2,772,143

	Thrifts & Mortgage Finance 3.7%
261,738	Ocwen Financial Corp.*	6,852,301
178,000	PennyMac Financial Services, Inc., Class A*	2,607,700

		9,460,001

	Wireless Telecommunication Services 0.3%
40,417	MTN Group Ltd. (South Africa)	853,047

	Total Common Stocks (cost $218,232,901)	249,799,602

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.*** †	316,673

	Total Limited Partnership Interest (cost $329,706)	316,673

Principal Amount		Value
	SHORT-TERM INVESTMENTS 3.1%

	Repurchase Agreement 3.1%
$7,892,841	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $8,075,000 of United States Treasury Notes 1.750% due 9/30/19; value: $8,054,813; repurchase proceeds: $7,892,841†† (cost $7,892,841)	$7,892,841

	Total Short-Term Investments (cost $7,892,841)	7,892,841

	Total Investments (cost $226,455,448) 101.8%	258,009,116

	Liabilities less Other Assets (1.8%)	(4,698,501)

	NET ASSETS 100.0%	$253,310,615

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of
Trustees (see Note 14).

†Security purchased in a private placement transaction or under Rule
144A of the Securities Act of 1933 (see Note 10).

††All or a portion of this security has been designated as collateral for purchase commitments (see Note 11).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2014, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Belgium	1.3
Brazil	1.7
Canada	4.0
China	3.7
Costa Rica	1.5
France	5.2
Germany	2.5
Italy	4.7
South Africa	0.3
Sweden	3.3
Switzerland	0.2
Taiwan	1.3
United Kingdom	12.0
United States	58.3

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments	SEPTEMBER 30, 2014

Principal Amount		Value

	ASSET-BACKED SECURITIES 6.0%

$1,000,000	Cabela’s Master Credit Card Trust, 2.29%, 9/17/18, Series 2010-2A, Class A1†	$1,015,887
1,500,000	Citibank Credit Card Issuance Trust, 5.65%, 9/20/19, Series 2007-A8, Class A8	1,679,055
1,250,000	GE Capital Credit Card Master Note Trust, 2.22%, 1/15/22, Series 2012-2, Class A	1,242,090
1,000,000	PFS Financing Corp., 0.754%, 2/15/19, Series 2014-AA, Class A† †††	1,001,875
585,000	World Financial Network Credit Card Master Trust, 1.76%, 5/17/21, Series 2012-B, Class A	587,304
1,400,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,445,991

	Total Asset-Backed Securities (cost $7,061,305)	6,972,202

	COLLATERALIZED MORTGAGE OBLIGATIONS 13.6%

84,111	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.347%, 11/10/42, Series 2005-1, Class A4†††	84,077
12,660	Countrywide Home Loan Mortgage Pass Through Trust, 4.50%, 8/25/19, Series 2004-J7, Class 2A1	12,668
421,865	Federal Home Loan Mortgage Corp., 1.50%, 9/15/22, Series 3760, Class BA	418,072
860,915	Federal Home Loan Mortgage Corp., 1.50%, 7/15/23, Series 4221, Class HJ	861,243
64,143	Federal Home Loan Mortgage Corp., 1.50%, 4/15/24, Series 3780, Class TA	64,291
14,741	Federal Home Loan Mortgage Corp., 2.378%, 8/1/33, Series 847281†††	15,691
73,795	Federal Home Loan Mortgage Corp., 2.384%, 5/1/31, Series 847292†††	76,706
67,860	Federal Home Loan Mortgage Corp., 2.426%, 12/1/32, Series 847527†††	72,811
238,566	Federal Home Loan Mortgage Corp., 2.981%, 1/1/25, Series 775629†††	242,076
157,634	Federal Home Loan Mortgage Corp., 3.271%, 5/1/25, Series 775617†††	164,364
77,824	Federal Home Loan Mortgage Corp., 5.50%, 5/15/15, Series 2808, Class VA	78,319
50,260	Federal Home Loan Mortgage Corp., 5.50%, 10/1/25, Series C90925	55,987
194,112	Federal Home Loan Mortgage Corp., 5.50%, 8/1/29, Series C46102	217,244
263,513	Federal National Mortgage Assoc., 1.96%, 12/1/35, Series 848390†††	278,482
378,221	Federal National Mortgage Assoc., 2.055%, 1/1/35, Series 825245†††	397,742
96,741	Federal National Mortgage Assoc., 2.16%, 11/1/34, Series 782320†††	101,718
106,634	Federal National Mortgage Assoc., 2.485%, 2/1/21, Series 313380†††	109,699
85,962	Federal National Mortgage Assoc., 2.758%, 1/1/18, Series 57735†††	88,768
1,206,873	Federal National Mortgage Assoc., 3.00%, 1/1/28, Series AB7546	1,247,326
149,598	Federal National Mortgage Assoc., 3.50%, 6/25/23, Series 2003-46, Class LD	156,186
1,750,693	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,826,893

Principal Amount		Value

$ 1,140,984	Federal National Mortgage Assoc., 3.50%, 5/1/33, Series AB9412	$1,188,279
138,723	Federal National Mortgage Assoc., 3.875%, 1/25/39, Series 2009-2, Class WJ	145,589
45,246	Federal National Mortgage Assoc., 4.00%, 10/25/32, Series 2003-28, Class GA	45,983
76,416	Federal National Mortgage Assoc., 4.08%, 7/1/19, Series 070377†††	78,017
166,134	Federal National Mortgage Assoc., 4.50%, 6/25/29, Series 2005-121, Class V	168,276
245,662	Federal National Mortgage Assoc., 5.50%, 5/25/23, Series 2003-42, Class EK	269,852
217,597	Government National Mortgage Assoc., 1.625%, 1/20/30, Series 80364†††	224,992
556,466	Government National Mortgage Assoc., 1.625%, 6/20/30, Series 80416†††	574,632
446,296	Government National Mortgage Assoc., 1.625%, 9/20/34, Series 81054†††	463,919
234,726	Government National Mortgage Assoc., 2.125%, 7/20/34, Series 80987†††	245,648
459,133	Government National Mortgage Assoc., 3.00%, 8/20/38, Series 2010-47, Class CG	471,004
426,832	Government National Mortgage Assoc., 3.00%, 12/20/38, Series 2010-89, Class PA	437,570
805,373	Government National Mortgage Assoc., 3.00%, 5/20/39, Series 2010-68, Class YE	824,332
521,984	Government National Mortgage Assoc., 3.50%, 1/20/37, Series 2009-31, Class PD	532,175
147,948	Government National Mortgage Assoc., 4.00%, 6/20/38, Series 2009-69, Class WC	151,570
590,922	Government National Mortgage Assoc., 4.00%, 9/20/38, Series 2009-108, Class WG	623,814
457,117	Government National Mortgage Assoc., 4.00%, 3/20/39, Series 2009-31, Class TA	478,211
481,556	Government National Mortgage Assoc., 4.00%, 4/16/39, Series 2009-110, Class AB	509,469
417,626	Government National Mortgage Assoc., 4.00%, 8/20/39, Series 2009-69, Class PV	440,362
168,682	Government National Mortgage Assoc., 4.50%, 6/20/34, Series 2009-101, Class G	172,703
8,252	Government National Mortgage Assoc., 4.50%, 8/20/34, Series 2009-36, Class G	8,252
130,105	Government National Mortgage Assoc., 4.50%, 8/16/35, Series 2009-62, Class DT	132,227
245,116	Government National Mortgage Assoc., 4.50%, 2/20/38, Series 2009-55, Class NP	260,823
389,691	Government National Mortgage Assoc., 4.50%, 3/20/39, Series 2009-14, Class AG	417,143
432,329	Government National Mortgage Assoc., 5.00%, 7/20/34, Series 2004-105, Class MC	454,568
51,266	Government National Mortgage Assoc., 5.00%, 8/20/39, Series 004513	54,950

	Total Collateralized Mortgage Obligations (cost $15,762,675)	15,944,723

	CORPORATE BONDS 41.4%

	Aerospace & Defense 0.5%
600,000	Lockheed Martin Corp., 3.35%, 9/15/21	617,417

	Air Freight & Logistics 0.6%
620,000	United Parcel Service, Inc., 5.50%, 1/15/18	696,097

	Automotive Retail 0.7%
775,000	AutoZone, Inc., 5.50%, 11/15/15	815,456

	Beverages — Non-alcoholic 1.2%
500,000	PepsiAmericas, Inc., 5.00%, 5/15/17	547,846
750,000	PepsiCo, Inc., 5.00%, 6/1/18	834,658

		1,382,504

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)

Principal Amount		Value

	CORPORATE BONDS (continued)
	Computer Hardware 0.9%
$ 1,000,000	Hewlett-Packard Co., 2.60%, 9/15/17	$1,027,129

	Construction Machinery & Heavy Trucks 1.3%
500,000	Caterpillar Financial Services Corp., 5.85%, 9/1/17 MTN	562,501
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,008,114

		1,570,615

	Consumer Finance 1.8%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	993,004
975,000	American Express Co., 6.15%, 8/28/17	1,097,731

		2,090,735

	Cosmetics & Toiletries 0.4%
382,385	Procter & Gamble — ESOP, 9.36%, 1/1/21, Series A	477,984

	Diversified Banks 6.2%
750,000	Bank of America Corp., 2.60%, 1/15/19	748,539
1,000,000	Bank of America Corp., 3.75%, 7/12/16, Series 1	1,043,888
1,250,000	Bank of Montreal, 1.45%, 4/9/18 MTN (Canada)	1,236,139
1,250,000	Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	1,291,777
1,000,000	US Bancorp, 2.20%, 11/15/16 MTN	1,028,684
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,120,687
700,000	Wachovia Corp., 5.75%, 2/1/18 MTN	789,053

		7,258,767

	Diversified Financial Services 3.2%
2,350,000	General Electric Capital Corp., 5.40%, 2/15/17 MTN	2,573,581
1,000,000	General Electric Capital Corp., 5.625%, 5/1/18 MTN	1,130,539

		3,704,120

	Enterprise Software & Services 1.0%
1,000,000	Oracle Corp., 5.75%, 4/15/18	1,133,970

	Finance — Auto Loans 0.7%
750,000	PACCAR Financial Corp., 1.60%, 3/15/17 MTN	757,333

	Finance — Other Services 0.5%
500,000	Sun Canada Financial Co., 7.25%, 12/15/15†	536,737

	Industrial Gases 0.5%
600,000	Praxair, Inc., 4.625%, 3/30/15	612,652

	Instruments — Scientific 0.7%
700,000	Thermo Fisher Scientific, Inc., 4.70%, 5/1/20	754,650

	Integrated Oil & Gas 0.6%
750,000	BP Capital Markets plc, 1.375%, 5/10/18 (United Kingdom)	736,547

	Integrated Telecommunication Services 0.9%
87,394	Ameritech Capital Funding, 9.10%, 6/1/16	95,654
870,000	AT&T, Inc., 5.50%, 2/1/18	972,966

		1,068,620

	Investment Banking & Brokerage 0.7%
700,000	Morgan Stanley, 5.50%, 7/24/20 MTN	787,534

Principal Amount		Value

	Life & Health Insurance 1.2%
$ 850,000	Prudential Financial, Inc., 6.20%, 1/15/15 MTN	$864,017
480,000	Prudential Holdings, LLC, 7.245%, 12/18/23, Series FSA†	589,758

		1,453,775

	Medical Instruments 1.0%
1,100,000	Medtronic, Inc., 4.45%, 3/15/20	1,209,944

	Medical — Drugs 0.6%
575,000	Pharmacia Corp., 6.75%, 12/15/27	736,749

	Medical — Health Maintenance Organizations 1.9%
1,000,000	Coventry Health Care, Inc., 5.95%, 3/15/17	1,107,181
1,000,000	WellPoint, Inc., 4.35%, 8/15/20	1,079,292

		2,186,473

	Movies & Entertainment 0.6%
300,000	Walt Disney Co. (The), 2.75%, 8/16/21	305,315
350,000	Walt Disney Co. (The), 6.00%, 7/17/17, Series C MTN	396,447

		701,762

	Multimedia 0.8%
800,000	NBCUniversal Media, LLC, 5.15%, 4/30/20	908,301

	Oil Companies — Integrated 0.7%
750,000	ConocoPhillips, 5.75%, 2/1/19	855,720

	Other Diversified Financial Services 1.2%
1,350,000	JPMorgan Chase & Co., 4.35%, 8/15/21	1,443,024

	Pharmaceuticals 4.0%
1,000,000	AbbVie, Inc., 1.75%, 11/6/17	996,591
745,000	AstraZeneca plc, 5.90%, 9/15/17 (United Kingdom)	838,693
795,000	Cardinal Health, Inc., 6.00%, 6/15/17	884,799
1,000,000	Johnson & Johnson, 5.55%, 8/15/17	1,124,201
725,000	Pharmacia Corp., 6.50%, 12/1/18	852,897

		4,697,181

	Railroads 1.0%
1,000,000	Union Pacific Corp., 5.70%, 8/15/18	1,141,020

	Regional Banks 3.1%
1,500,000	BB&T Corp., 2.15%, 3/22/17 MTN	1,524,408
1,200,000	Fifth Third Bancorp, 5.45%, 1/15/17	1,305,020
750,000	SunTrust Banks, Inc., 3.50%, 1/20/17	786,626

		3,616,054

	Semiconductor Equipment 0.2%
250,000	Applied Materials, Inc., 2.65%, 6/15/16	256,925

	Special Purpose Entity 0.5%
525,000	Principal Life Global Funding I, 5.05%, 3/15/15†	535,761

	Specialty Chemicals 1.2%
1,150,000	Lubrizol Corp., 8.875%, 2/1/19	1,451,667

	Steel 1.0%
1,000,000	Nucor Corp., 5.75%, 12/1/17	1,120,698

	Total Corporate Bonds (cost $47,754,983)	48,343,921

SEPTEMBER 30, 2014

Principal Amount		Value

	MUNICIPAL BONDS 2.2%

$ 650,000	Arizona State Transportation Board Highway Revenue, 5.00%, 7/1/23	$702,754
696,819	Minnesota Housing Finance Agency, 2.70%, 9/1/41	675,085
500,000	Richmond Joint Powers Financing Authority, 8.25%, 7/1/19, Class B	560,875
500,000	State of Louisiana, 5.00%, 7/15/26, Series C	594,905

	Total Municipal Bonds (cost $2,396,724)	2,533,619

Shares		Value

	MUTUAL FUNDS 0.1%

10,000	Eaton Vance Short Duration Diversified Income Fund	$146,700

	Total Mutual Funds (cost $119,611)	146,700

	EXCHANGE-TRADED FUNDS 1.5%

	Asset Management & Custody Banks 1.5%
23,000	iShares S&P US Preferred Stock Index Fund ETF	908,960
40,000	Market Vectors Preferred Securities ex Financials ETF	819,200

		1,728,160

	Total Exchange-Traded Funds (cost $1,762,546)	1,728,160

Principal Amount		Value
	U.S. GOVERNMENT AGENCY SECURITIES 23.5%

$1,000,000	Federal Farm Credit Banks, 1.07%, 8/18/17	$996,737
1,500,000	Federal Home Loan Bank, 1.00%, 12/28/22, Series 0006##	1,491,792
1,000,000	Federal Home Loan Bank, 1.04%, 5/29/18	983,299
1,000,000	Federal Home Loan Bank, 1.15%, 11/28/17	995,166
1,000,000	Federal Home Loan Bank, 1.25%, 10/25/22, Series 0001##	973,682
900,000	Federal Home Loan Bank, 1.50%, 8/24/22##	898,719
2,000,000	Federal Home Loan Bank, 1.50%, 11/8/22, Series 0000##	1,948,894
1,250,000	Federal Home Loan Bank, 2.00%, 7/8/19	1,250,210
700,000	Federal Home Loan Bank, 3.625%, 3/10/17	744,637
2,000,000	Federal Home Loan Mortgage Corp., 0.80%, 11/14/16	1,994,876
1,000,000	Federal Home Loan Mortgage Corp., 0.875%, 2/28/17 MTN	997,433
1,500,000	Federal Home Loan Mortgage Corp., 1.10%, 8/28/17 MTN	1,493,065
2,000,000	Federal Home Loan Mortgage Corp., 2.00%, 10/22/21 MTN	1,929,178
1,000,000	Federal Home Loan Mortgage Corp., 2.10%, 4/24/19 MTN	1,001,274
2,000,000	Federal Home Loan Mortgage Corp., 2.50%, 5/27/16	2,066,710

Principal Amount		Value

$1,000,000	Federal National Mortgage Assoc., 1.00%, 12/28/18##	$983,818
1,050,000	Federal National Mortgage Assoc., 2.05%, 5/23/17	1,074,408
700,000	Federal National Mortgage Assoc., 2.625%, 11/20/14	702,412
1,300,000	Federal National Mortgage Assoc., 4.875%, 12/15/16	1,417,982
475,746	New Valley Generation IV, 4.687%, 1/15/22	523,492
800,000	Tennessee Valley Authority, 3.875%, 2/15/21	871,994
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,154,335
1,000,000	Tennessee Valley Authority Generic Strip, 0.00%, 11/1/18, Series C###	921,680

	Total U.S. Government Agency Securities (cost $27,387,926)	27,415,793

	U.S. TREASURY INFLATION PROTECTED BONDS 0.6%

625,499	U.S. Treasury Bond, 1.625%, 1/15/18#	664,250

	Total U.S. Treasury Inflation Protected Bonds (cost $617,473)	664,250

	U.S. TREASURY NOTES 8.3%

4,625,000	U.S. Treasury Note, 3.25%, 12/31/16	4,882,626
4,450,000	U.S. Treasury Note, 3.625%, 8/15/19	4,836,941

	Total U.S. Treasury Notes (cost $9,645,761)	9,719,567

Shares		Value
	PREFERRED STOCKS 0.8%

	Investment Banking & Brokerage 0.2%

10,000	Morgan Stanley Cap TR VI, 6.60%, Pfd.	$255,000

	Life & Health Insurance 0.2%
10,000	MetLife, Inc., 6.50%, Series B Pfd.§§§	256,200

	Other Diversified Financial Services 0.4%
15,000	JPMorgan Chase Capital XXIX, 6.70%, Pfd.	383,400

	Total Preferred Stocks (cost $876,467)	894,600

WASATCH-1ST SOURCE INCOME FUND (FMEQX) — Schedule of Investments (continued)	SEPTEMBER 30, 2014

Principal Amount		Value
	SHORT-TERM INVESTMENTS 1.5%

	Repurchase Agreement 1.5%
$1,759,306	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $1,800,000 of United States Treasury Notes 1.750% due 9/30/19; value: $1,795,500; repurchase proceeds: $1,759,306 (cost $1,759,306)	$1,759,306

	Total Short-Term Investments (cost $1,759,306)	1,759,306

	Total Investments (cost $115,144,777) 99.5%	116,122,841

	Other Assets less Liabilities 0.5%	629,338

	NET ASSETS 100.0%	$116,752,179

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

#U.S. Treasury Inflation Protected Securities. A U.S. Treasury Note or Bond that offers protection from inflation by paying a fixed rate of interest on principal amount that is adjusted for inflation based on the Consumer Price Index.

##Step bond. The rate shown is as of September 30, 2014 and will reset at a future date.

###Zero coupon bond.

ESOP Employee Stock Ownership Plan.

ETF Exchange-Traded Fund.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2014, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries:

Country	%
Canada	1.1
United Kingdom	1.4
United States	97.5

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX) — Schedule of Investments	SEPTEMBER 30, 2014

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.3%

$12,000,000	U.S. Treasury Bond, 2.875%, 5/15/43	$11,240,628
28,000,000	U.S. Treasury Bond, 3.125%, 11/15/41	27,772,500
10,200,000	U.S. Treasury Bond, 3.125%, 2/15/42	10,099,591
9,700,000	U.S. Treasury Bond, 3.50%, 2/15/39	10,319,888
15,000,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,579,680
4,035,000	U.S. Treasury Bond, 4.25%, 5/15/39	4,826,869
1,400,000	U.S. Treasury Bond, 4.375%, 2/15/38	1,699,468
1,040,000	U.S. Treasury Bond, 4.375%, 5/15/40	1,271,725
10,000,000	U.S. Treasury Bond, 4.50%, 5/15/38	12,364,060
8,000,000	U.S. Treasury Strip, principal only, 5/15/30	5,013,320
52,300,000	U.S. Treasury Strip, principal only, 2/15/31	31,885,009
54,837,000	U.S. Treasury Strip, principal only, 2/15/37	27,081,581
35,150,000	U.S. Treasury Strip, principal only, 5/15/39	15,859,575
26,000,000	U.S. Treasury Strip, principal only, 5/15/40	11,357,996
15,000,000	U.S. Treasury Strip, principal only, 2/15/42	6,084,885
67,000,000	U.S. Treasury Strip, principal only, 2/15/43	26,049,533
9,000,000	U.S. Treasury Strip, principal only, 5/15/43	3,464,820

	Total U.S. Government Obligations (cost $198,617,046)	222,971,128

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.4%

	Repurchase Agreement 0.4%
$ 948,683	Repurchase Agreement dated 9/30/14, 0.00% due 10/1/14 with State Street Bank and Trust Co. collateralized by $975,000 of United States Treasury Notes 1.750% due 9/30/19; value: $972,563; repurchase proceeds: $948,683 (cost $948,683)	$948,683

	Total Short-Term Investments (cost $948,683)	948,683

	Total Investments (cost $199,565,729) 99.7%	223,919,811

	Other Assets less Liabilities 0.3%	743,819

	NET ASSETS 100.0%	$224,663,630

	See Notes to Financial Statements.

WASATCH FUNDS — Statements of Assets and Liabilities

	CORE GROWTH FUND		EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$586,024,330		$29,051,314	$53,661,308
Affiliated issuers[1]	—		—	—
Repurchase agreements	13,047,775		4,616,986	247,198

	$599,072,105		$33,668,300	$53,908,506

Investments, at market value
Unaffiliated issuers	$897,400,317		$39,137,507	$58,074,030
Affiliated issuers[1]	—		—	—
Repurchase agreements	13,047,775		4,616,986	247,198

	910,448,092		43,754,493	58,321,228
Cash	—		—	48,447
Foreign currency on deposit (cost of $0, $347,427, $6,357, $264,953, $1,122,890, $199,268, $0 and $788,355, respectively)	—		342,711	6,359
Receivable for investment securities sold	1,709,178		—	392,054
Capital shares receivable	138,911		1,825,001	264,186
Interest and dividends receivable	48,658		41,821	27,221
Prepaid expenses and other assets	22,379		6,944	28,516

Total Assets	912,367,218		45,970,970	59,088,011

Liabilities:
Payable for securities purchased	1,846,889		1,105,634	—
Capital shares payable	1,048,196		106,076	22,721
Payable to Advisor	768,909		20,783	43,175
Accrued fund administration fees	23,054		859	1,513
Accrued expenses and other liabilities	225,155		48,242	50,911
Foreign capital gains taxes payable	—		539,607	161,735
Line of credit payable	—		—	—

Total Liabilities	3,912,203		1,821,201	280,055

Net Assets	$908,455,015		$44,149,769	$58,807,956

Net Assets Consist of:
Capital stock	$169,916		$161,738	$56,859
Paid-in-capital in excess of par	578,038,018		35,547,379	57,003,902
Undistributed net investment income (loss)	(5,205,477)		(374,508)	(45,607)
Undistributed net realized gain (loss) on investments and foreign currency translations	24,077,823	[2]	(726,241)	(2,457,358)
Net unrealized appreciation on investments and foreign currency translations	311,374,735	[2]	9,541,401	4,250,160

Net Assets	$908,455,015		$44,149,769	$58,807,956

Net Assets
Investor Class	859,085,611		44,149,769	26,502,094
Institutional Class	49,369,404		—	32,305,862
Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	16,070,136		16,173,846	2,571,648
Institutional Class	921,497		—	3,114,291

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$53.46		$2.73	$10.31

Institutional Class	$53.58		$—	$10.37

[1]	See Note 9 for information on affiliated issuers.

[2]	Prior period adjustment for dividends of $135,307 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2014

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$1,214,294,923	$1,139,341,909	$145,034,506	$66,718,180	$1,196,411,218
—	—	—	—	23,844,596
6,725,048	35,570,196	2,300,784	9,319,814	—

$1,221,019,971	$1,174,912,105	$147,335,290	$76,037,994	$1,220,255,814

$1,415,730,232	$1,281,678,906	$190,304,373	$110,067,948	$1,375,580,242
—	—	—	—	16,914,905
6,725,048	35,570,196	2,300,784	9,319,814	—

1,422,455,280	1,317,249,102	192,605,157	119,387,762	1,392,495,147
—	8,519,115	—	—	—
264,229	1,118,229	198,826	—	785,397
43,076,172	4,969,747	2,027,710	452,243	33,880,237
1,189,231	704,347	77,170	30,401	709,616
778,390	3,071,989	90,620	31,460	2,213,446
30,554	46,933	14,939	11,707	63,365

1,467,793,856	1,335,679,462	195,014,422	119,913,573	1,430,147,208

2,512,777	1,191	1,533,023	266,494	2,684
573,893	866,294	37,852	50,366	2,321,415
2,156,677	1,932,577	246,015	72,183	1,543,853
37,264	32,439	4,875	3,042	37,976
577,959	861,322	96,143	52,931	507,240
4,053,435	7,291,344	432,364	—	826,499
—	—	—	—	3,821,399

9,912,005	10,985,167	2,350,272	445,016	9,061,066

$1,457,881,851	$1,324,694,295	$192,664,150	$119,468,557	$1,421,086,142

$5,322,151	$3,987,698	$449,859	$76,525	$530,582
1,277,881,662	1,162,924,203	123,518,254	71,342,945	1,244,302,926
(10,619,495)	6,400,383	(1,357,807)	—	(2,419,315)
(12,072,616)	16,355,666	25,221,073	4,699,319	7,350,071
197,370,149	135,026,345	44,832,771	43,349,768	171,321,878

$1,457,881,851	$1,324,694,295	$192,664,150	$119,468,557	$1,421,086,142

1,457,881,851	1,324,694,295	192,664,150	119,468,557	1,421,086,142
—	—	—	—	—

532,215,121	398,769,815	44,985,856	7,652,549	53,058,185
—	—	—	—	—

$2.74	$3.32	$4.28	$15.61	$26.78

$—	$—	$—	$—	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$269,568,995	$356,619,324	$1,875,611,857
Affiliated issuers[1]	—	—	102,425,462
Repurchase agreements	5,224,617	5,038,500	414,928,217

	$274,793,612	$361,657,824	$2,392,965,536

Investments, at market value
Unaffiliated issuers	$331,140,248	$412,031,325	$2,163,895,854
Affiliated issuers[1]	—	—	110,742,686
Repurchase agreements	5,224,617	5,038,500	414,928,217

	336,364,865	417,069,825	2,689,566,757
Cash	900,000	—	176,655
Foreign currency on deposit (cost of $80,912, $0, $0, $0, $0, $8, $0 and $17, respectively)	80,845	—	—
Receivable for investment securities sold	4,030,919	1,005,683	28,020,247
Receivable from broker for securities sold short	—	—	293,700,938
Capital shares receivable	323,814	20,794	4,380,298
Interest and dividends receivable	535,908	792,740	14,286,746
Prepaid expenses and other assets	8,878	11,045	58,709

Total Assets	342,245,229	418,900,087	3,030,190,350

Liabilities:
Call options written at value (premiums of $0, $0, $2,054,471, $0, $206,836, $0, $0 and $0, respectively)	—	—	3,064,930
Securities sold short, at value (proceeds of $0, $0, $279,864,218, $0, $0, $0, $0 and $0, respectively)	—	—	293,828,427
Payable for securities purchased	1,373,449	205,729	9,448,594
Capital shares payable	90,598	801,576	1,419,323
Dividends payable to shareholders	—	22,352	—
Payable to Advisor	483,981	367,646	2,519,654
Accrued fund administration fees	8,320	11,982	69,556
Accrued expenses and other liabilities	203,558	253,790	485,599
Foreign capital gains taxes payable	426,106	—	—
Dividends payable on securities sold short	—	—	79,215

Total Liabilities	2,586,012	1,663,075	310,915,298

Net Assets	$339,659,217	$417,237,012	$2,719,275,052

Net Assets Consist of:
Capital stock	$1,098,698	$328,734	$1,668,292
Paid-in-capital in excess of par	244,902,415	270,250,037	2,290,946,524
Undistributed net investment income (loss)	(20,725)	(22,352)	20,796,346
Undistributed net realized gain (loss) on investments and foreign currency translations	32,546,702	91,269,796	124,237,337
Net unrealized appreciation on investments and foreign currency translations	61,132,127	55,410,797	281,626,553

Net Assets	$339,659,217	$417,237,012	$2,719,275,052

Net Assets
Investor Class	339,659,217	409,168,595	1,696,706,980
Institutional Class	—	8,068,417	1,022,568,072

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	109,869,750	32,237,397	104,162,633
Institutional Class	—	636,007	62,666,571

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$3.09	$12.69	$16.29

Institutional Class	$—	$12.69	$16.32

[1]	See Note 9 for information on affiliated issuers.

[2]	Prior period adjustment for dividends of $405,063 reclassed to return of capital.

[3]	Prior period adjustment for dividends of $1,151,861 reclassed to return of capital.

See Notes to Financial Statements.

SEPTEMBER 30, 2014

MICRO CAP FUND		MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$179,724,985		$118,665,612	$1,197,642,956		$228,995,014	$78,411,771
1,540,000		—	255,321,369		—	—
13,796,424		9,012,804	20,033,263		4,009,099	856,868

$195,061,409		$127,678,416	$1,472,997,588		$233,004,113	$79,268,639

$281,843,368		$148,490,884	$1,905,097,818		$275,641,990	$90,069,331
32,340		—	298,860,969		—	—
13,796,424		9,012,804	20,033,263		4,009,099	856,868

295,672,132		157,503,688	2,223,992,050		279,651,089	90,926,199
—		—	—		—	7,487
—		—	8		—	21
—		1,742,139	—		2,539,627	4,138,019
—		—	—		—	—
33,825		37,411	905,854		570,840	71,512
28,232		130,787	289,362		65,747	425,777
13,194		12,110	51,912		18,712	8,752

295,747,383		159,426,135	2,225,239,186		282,846,015	95,577,767

—		196,500	—		—	—
—		—	—		—	—
920,080		—	—		5,488,650	442,032
19,302		98,016	2,856,389		940,446	84,271
—		—	—		—	6,146
442,493		212,970	1,881,859		241,306	51,291
7,545		4,102	56,076		7,262	2,300
71,781		69,258	807,169		91,410	33,967
470,871		44,883	—		120,726	—
—		—	—		—	—

1,932,072		625,729	5,601,493		6,889,800	620,007

$293,815,311		$158,800,406	$2,219,637,693		$275,956,215	$94,957,760

$399,428		$525,406	$441,760		$484,520	$75,162
185,647,571		110,308,935	1,306,588,730		271,086,222	77,934,197
(4,090,280)		(680,747)	(11,643,426)		(1,019,565)	(126,326)
11,719,106	[2]	18,866,691	174,845,477	[3]	(41,121,212)	5,417,661
100,139,486	[2]	29,780,121	749,405,152	[3]	46,526,250	11,657,066

$293,815,311		$158,800,406	$2,219,637,693		$275,956,215	$94,957,760

293,815,311		158,800,406	2,219,637,693		265,520,688	94,957,760
—		—	—		10,435,527	—

39,942,819		52,540,644	44,175,967		46,626,895	7,516,181
—		—	—		1,825,111	—

$7.36		$3.02	$50.25		$5.69	$12.63

$—		$—	$—		$5.72	$—

WASATCH FUNDS — Statements of Assets and Liabilities (continued)	SEPTEMBER 30, 2014

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND	INCOME FUND		U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$83,946,216		$218,562,607	$113,385,471		$198,617,046
Repurchase agreements	1,812,499		7,892,841	1,759,306		948,683

	$85,758,715		$226,455,448	$115,144,777		$199,565,729

Investments, at market value
Unaffiliated issuers	$100,592,997		$250,116,275	$114,363,535		$222,971,128
Repurchase agreements	1,812,499		7,892,841	1,759,306		948,683

	102,405,496		258,009,116	116,122,841		223,919,811
Receivable for investment securities sold	747,970		946,508	—		—
Capital shares receivable	114		76,739	46,214		133,502
Interest and dividends receivable	—		129,220	724,264		1,017,107
Prepaid expenses and other assets	9,208		15,165	5,562		10,015

Total Assets	103,162,788		259,176,748	116,898,881		225,080,435

Liabilities:
Payable for securities purchased	126,167		5,149,818	—		—
Capital shares payable	57,021		285,133	49,912		208,957
Dividends payable to shareholders	—		—	2,689		55,521
Payable to Advisor	88,656		324,475	52,946		90,666
Accrued fund administration fees	2,633		6,633	2,896		5,371
Accrued expenses and other liabilities	54,604		100,074	38,259		56,290

Total Liabilities	329,081		5,866,133	146,702		416,805

Net Assets	$102,833,707		$253,310,615	$116,752,179		$224,663,630

Net Assets Consist of:
Capital stock	$43,451		$112,005	$115,052		$131,522
Paid-in-capital in excess of par	58,847,757		200,836,987	116,106,123		212,353,970
Undistributed net investment income (loss)	1,162,957		(1,855,109)	6,356		22,071
Undistributed net realized gain (loss) on investments and foreign currency translations	27,567,297	[1]	22,822,592	(453,416)[2]		(12,198,015)
Net unrealized appreciation on investments and foreign currency translations	15,212,245	[1]	31,394,140	978,064	[2]	24,354,082

Net Assets	$102,833,707		$253,310,615	$116,752,179		$224,663,630

Net Assets
Investor Class	102,833,707		253,310,615	116,752,179		224,663,630

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $.01 par value)
Investor Class	4,345,108		11,200,548	11,505,213		13,152,201

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$23.67		$22.62	$10.15		$17.08

[1]	Prior period adjustment for dividends of $41,131 reclassed to return of capital.

[2]	Prior period adjustment for dividends of $16,745 reclassed to return of capital.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$—	$140	$—
Dividends[1]
Unaffiliated issuers	5,226,347	275,106	996,481
Affiliated issuers	—	—	—

Total investment income	5,226,347	275,246	996,481

Expenses:
Investment advisory fees	9,657,663	346,010	789,263
Shareholder servicing fees — Investor Class	1,063,487	62,455	75,531
Shareholder servicing fees — Institutional Class	10,581	—	14,068
Fund administration fees	128,969	3,335	8,668
Fund accounting fees	84,677	23,201	20,174
Reports to shareholders — Investor Class	84,996	10,649	6,552
Reports to shareholders — Institutional Class	22,297	—	11,375
Custody fees	115,248	72,709	99,505
Federal and state registration fees — Investor Class	79,121	19,845	16,688
Federal and state registration fees — Institutional Class	12,213	—	10,218
Legal fees	32,259	401	7,726
Trustees’ fees	64,536	1,183	4,164
Interest	9,212	318	2,619
Offering and organization costs	—	—	19,007
Audit fees	28,689	26,729	29,262
Other expenses	35,240	27,039	17,760

Total expenses before reimbursement	11,429,188	593,874	1,132,580
Reimbursement of expenses by Advisor	(25,164)	(142,479)	(122,974)

Net Expenses	11,404,024	451,395	1,009,606

Net Investment Income (Loss)	(6,177,677)	(176,149)	(13,125)

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	27,736,790	364,946	(599,409)
Affiliated issuers	—	—	—
Realized foreign capital gains taxes	—	—	(463)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	10,095,753	10,084,413	5,576,336
Change in deferred foreign capital gains taxes	—	(539,607)	(161,735)

Net gain (loss) on investments	37,832,543	9,909,752	4,814,729

Net Increase (Decrease) in Net Assets Resulting from Operations	$31,654,866	$9,733,603	$4,801,604

[1]	Net of $161,094, $708, $98,731, $3,602,724, $2,984,178, $108,919, $13,988 and $2,299,439 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2014

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	HERITAGE GROWTH FUND	INTERNATIONAL GROWTH FUND

$—	$378	$—	$—	$—

27,578,649	33,394,017	2,026,244	539,428	21,605,612
86,458	—	—	—	—

27,665,107	33,394,395	2,026,244	539,428	21,605,612

28,950,484	19,289,803	3,183,789	889,922	19,276,065
1,837,990	2,010,878	266,942	188,536	1,765,659
—	—	—	—	—
220,637	147,568	28,522	17,201	206,033
147,830	112,987	37,023	21,240	136,809
138,434	144,909	40,924	13,994	161,339
—	—	—	—	—
1,693,326	2,647,746	130,091	5,330	551,128
123,760	142,153	34,177	20,364	147,847
—	—	—	—	—
70,268	28,741	5,518	3,196	41,557
118,868	60,044	14,866	8,438	96,880
26,140	12,505	4,981	1,168	18,018
—	—	—	—	—
26,628	27,323	28,105	28,111	26,634
103,831	32,374	16,246	10,600	54,892

33,458,196	24,657,031	3,791,184	1,208,100	22,482,861
(1,157,057)	(19,996)	—	(1,824)	—

32,301,139	24,637,035	3,791,184	1,206,276	22,482,861

(4,636,032)	8,757,360	(1,764,940)	(666,848)	(877,249)

8,908,423	16,007,991	26,427,867	6,792,351	15,327,889
(167,779)	—	—	—	—
(1,180,585)	(7,790)	—	—	—

70,618,504	96,865,421	(15,896,207)	2,762,540	(87,709,094)
807,840	(6,221,353)	(432,364)	—	(826,499)

78,986,403	106,644,269	10,099,296	9,554,891	(73,207,704)

$74,350,371	$115,401,629	$8,334,356	$8,888,043	$(74,084,953)

WASATCH FUNDS — Statements of Operations (continued)

	INTERNATIONAL OPPORTUNITIES FUND	LARGE CAP VALUE FUND	LONG/SHORT FUND

Investment Income:
Interest	$—	$—	$—
Dividends[1]
Unaffiliated issuers	6,046,842	15,356,521	68,664,928
Affiliated issuers[2]	—	—	—

Total investment income	6,046,842	15,356,521	68,664,928

Expenses:
Investment advisory fees	6,369,864	5,524,534	29,199,942
Shareholder servicing fees — Investor Class	887,597	903,584	2,013,454
Shareholder servicing fees — Institutional Class	—	10,098	17,200
Fund administration fees	43,827	81,918	364,353
Fund accounting fees	54,192	53,643	208,113
Reports to shareholders — Investor Class	64,556	63,099	159,574
Reports to shareholders — Institutional Class	—	6,654	73,589
Custody fees	311,175	15,209	91,351
Federal and state registration fees — Investor Class	42,336	54,945	99,530
Federal and state registration fees — Institutional Class	—	11,017	59,000
Legal fees	14,278	17,223	80,603
Trustees’ fees	20,924	47,950	165,998
Dividends on securities sold short	—	—	5,791,882
Interest	3,774	11,392	1,121,629
Audit fees	26,634	32,059	37,003
Other expenses	30,905	112,413	83,481

Total expenses before reimbursement	7,870,062	6,945,738	39,566,702
Reimbursement of expenses by Advisor	(517,596)	(123,285)	—

Net Expenses	7,352,466	6,822,453	39,566,702

Net Investment Income (Loss)	(1,305,624)	8,534,068	29,098,226

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	35,150,911	154,870,921	173,301,147
Affiliated issuers	—	—	(1,917,237)
Net realized gain on options written	—	—	5,865,618
Net realized loss on short positions	—	—	(37,870,789)
Realized foreign capital gains taxes	—	—	—
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	1,281,652	(83,122,286)	(43,861,459)
Change in deferred foreign capital gains taxes	(375,461)	—	—

Net gain on investments	36,057,102	71,748,635	95,517,280

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,751,478	$80,282,703	$124,615,506

[1]	Net of $726,316, $178,062, $484,275, $33,756, $22,041, $522,777, $42,443 and $18,744 in foreign withholding taxes, respectively.

[2]	See Note 9 for information on affiliated issuers.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2014

MICRO CAP FUND	MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND

$—	$—	$5,080	$—	$—

979,042	1,287,788	10,130,441	1,688,260	2,753,518
—	—	1,170,736	—	—

979,042	1,287,788	11,306,257	1,688,260	2,753,518

5,957,003	3,256,172	24,757,315	2,515,804	545,074
234,301	240,100	3,401,754	263,905	97,958
—	—	—	9,902	—
43,887	24,162	330,115	33,862	10,644
40,211	33,726	199,116	31,977	14,428
39,862	44,189	243,287	23,934	10,363
—	—	—	12,615	—
25,611	37,234	440,182	28,447	2,802
26,815	22,196	102,242	24,497	24,392
—	—	—	10,791	—
13,131	7,225	65,184	8,556	1,878
22,330	11,793	168,221	14,986	4,677
—	—	—	—	—
3,038	1,888	33,081	2,276	684
33,409	39,616	29,326	30,670	29,745
16,664	19,605	81,850	18,262	5,587

6,456,262	3,737,906	29,851,673	3,030,484	748,232
—	(96,356)	(11,294)	(31,403)	(10,031)

6,456,262	3,641,550	29,840,379	2,999,081	738,201

(5,477,220)	(2,353,762)	(18,534,122)	(1,310,821)	2,015,317

37,100,377	20,469,961	229,805,828	26,792,880	6,566,435
—	—	(5,109,721)	—	—
—	1,322,199	—	—	—
—	—	—	—	—
(10)	—	—	—	—

(32,570,487)	(13,389,637)	(174,012,533)	(4,225,577)	3,882,627
(372,518)	(11,642)	240,916	(120,726)	—

4,157,362	8,390,881	50,924,490	22,446,577	10,449,062

$(1,319,858)	$6,037,119	$32,390,368	$21,135,756	$12,464,379

WASATCH FUNDS — Statements of Operations (continued)	FOR THE YEAR ENDED SEPTEMBER 30, 2014

	ULTRA GROWTH FUND	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$4,702	$—	$2,666,738	$6,805,130
Dividends[1]
Unaffiliated issuers	342,210	2,471,877	211,538	—

Total investment income	346,912	2,471,877	2,878,276	6,805,130

Expenses:
Investment advisory fees	1,336,121	4,428,473	669,699	982,485
Shareholder servicing fees — Investor Class	179,661	407,180	48,224	220,851
Fund administration fees	18,025	39,620	16,481	26,472
Fund accounting fees	27,499	41,304	38,841	20,322
Reports to shareholders — Investor Class	13,708	36,577	5,300	14,182
Custody fees	23,949	40,518	13,110	5,152
Federal and state registration fees — Investor Class	21,084	36,129	19,129	36,258
Legal fees	3,463	8,867	2,897	4,477
Trustees’ fees	10,058	19,397	8,385	12,607
Interest	2,226	3,387	1,316	1,684
Audit fees	34,529	28,097	26,275	26,420
Other expenses	16,102	22,204	7,849	17,485

Total expenses before reimbursement	1,686,425	5,111,753	857,506	1,368,395
Reimbursement of expenses by Advisor	—	(1,778)	—	—

Net Expenses	1,686,425	5,109,975	857,506	1,368,395

Net Investment Income (Loss)	(1,339,513)	(2,638,098)	2,020,770	5,436,735

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments and foreign currency translations
Unaffiliated issuers	31,334,090	27,258,295	79,678	(5,386,264)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(21,390,497)	(17,034,854)	132,168	26,028,553

Net gain on investments	9,943,593	10,223,441	211,846	20,642,289

Net Increase in Net Assets Resulting from Operations	$8,604,080	$7,585,343	$2,232,616	$26,079,024

[1]	Net of $0, $174,422, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS — Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations:
Net investment income (loss)	$(6,177,677)	$(2,930,250)	$(176,149)	$(140,984)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	27,736,790	45,779,034	364,946	(239,097)
Net realized gain on options written	—	150,916	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	10,095,753	138,151,941	9,544,806	(1,190,934)

Net increase (decrease) in net assets resulting from operations	31,654,866	181,151,641	9,733,603	(1,571,015)

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(13,292,735)	—	—	—

	(13,292,735)	—	—	—
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(446,532)	—	—	—

	(446,532)	—	—	—

Capital share transactions:
Investor Class
Shares sold	115,859,006	326,823,384	24,342,312	13,107,026
Shares issued to holders in reinvestment of dividends	12,976,194	—	—	—
Shares redeemed	(211,661,828)	(161,818,652)	(5,867,945)	(9,258,122)
Redemption fees	25,585	122,280	4,219	1,805

Net increase (decrease)	(82,801,043)	165,127,012	18,478,586	3,850,709

Institutional Class
Shares sold	35,358,853	10,765,192	—	—
Shares issued to holders in reinvestment of dividends	440,938	—	—	—
Shares redeemed	(6,736,116)	(3,240,376)	—	—
Redemption fees	1,298	413	—	—

Net increase	29,064,973	7,525,229	—	—

Total increase (decrease) in net assets	(35,820,471)	353,803,882	28,212,189	2,279,694

Net assets:
Beginning of period	944,275,486	590,471,604	15,937,580	13,657,886

End of period	$908,455,015	$944,275,486	$44,149,769	$15,937,580

Undistributed net investment income (loss) included in net assets at end of period	$(5,205,477)	$(3,365,724)	$(374,508)	$(205,877)

Capital share transactions — shares:
Investor Class
Shares sold	2,145,922	7,068,806	9,809,678	6,861,871
Shares issued to holders in reinvestment of dividends	235,867	—	—	—
Shares redeemed	(3,921,819)	(3,496,679)	(2,585,822)	(4,673,888)

Net increase (decrease) in shares outstanding	(1,540,030)	3,572,127	7,223,856	2,187,983

Institutional Class
Shares sold	657,897	231,435	—	—
Shares issued to holders in reinvestment of dividends	7,998	—	—	—
Shares redeemed	(124,326)	(71,098)	—	—

Net increase in shares outstanding	541,569	160,337	—	—

[1]	Fund inception date was December 13, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2014

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2014	Year Ended September 30, 2013[1]	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$(13,125)	$(5,823)	$(4,636,032)	$3,589,995	$8,757,360	$3,159,406
(599,872)	(1,799,840)	7,560,059	81,959,238	16,000,201	(3,559,143)
—	—	—	—	—	—
5,414,601	(1,164,441)	71,426,344	(107,088,486)	90,644,068	40,805,380

4,801,604	(2,970,104)	74,350,371	(21,539,253)	115,401,629	40,405,643

(21,719)	—	—	(7,553,551)	(1,526,061)	(141,701)
—	—	(38,681,435)	—	—	(57,117)

(21,719)	—	(38,681,435)	(7,553,551)	(1,526,061)	(198,818)

(64,529)	—	—	—	—	—
—	—	—	—	—	—

(64,529)	—	—	—	—	—

11,991,899	43,112,331	347,159,450	846,342,710	717,734,281	776,774,213
21,418	—	32,124,819	6,807,788	1,410,893	197,269
(17,169,685)	(11,933,841)	(742,856,437)	(520,777,701)	(239,125,817)	(120,031,663)
1,504	8,654	103,958	136,439	105,062	502,415

(5,154,864)	31,187,144	(363,468,210)	332,509,236	480,124,419	657,442,234

4,995,578	31,112,673	—	—	—	—
63,952	—	—	—	—	—
(4,047,799)	(1,106,309)	—	—	—	—
82	12,247	—	—	—	—

1,011,813	30,018,611	—	—	—	—

572,305	58,235,651	(327,799,274)	303,416,432	593,999,987	697,649,059

58,235,651	—	1,785,681,125	1,482,264,693	730,694,308	33,045,249

$58,807,956	$58,235,651	$1,457,881,851	$1,785,681,125	$1,324,694,295	$730,694,308

$(45,607)	$(3,596)	$(10,619,495)	$(9,939,545)	$6,400,383	$1,455,556

1,205,798	4,284,448	129,784,853	297,277,493	227,204,205	273,661,192
2,201	—	12,214,760	2,431,353	458,082	75,293
(1,710,416)	(1,210,383)	(279,567,746)	(186,339,071)	(75,182,416)	(41,133,732)

(502,417)	3,074,065	(137,568,133)	113,369,775	152,479,871	232,602,753

500,828	3,114,333	—	—	—	—
6,539	—	—	—	—	—
(395,228)	(112,181)	—	—	—	—

112,139	3,002,152	—	—	—	—

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		HERITAGE GROWTH FUND
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations:
Net investment income (loss)	$(1,764,940)	$(1,309,369)	$(666,848)	$176,407
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	26,427,867	22,471,421	6,792,351	2,396,739
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	(16,328,571)	19,772,020	2,762,540	20,188,006

Net increase (decrease) in net assets resulting from operations	8,334,356	40,934,072	8,888,043	22,761,152

Dividends paid from:
Investor Class
Net investment income	(189,507)	—	(3)	(106,546)
Net realized gains	(23,360,745)	(17,635,551)	(3,055,839)	(4,555,183)

	(23,550,252)	(17,635,551)	(3,055,842)	(4,661,729)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	38,477,656	78,951,413	10,748,476	15,718,322
Shares issued to holders in reinvestment of dividends	23,300,598	17,450,564	3,008,392	4,582,284
Shares redeemed	(74,373,069)	(52,836,034)	(20,998,564)	(29,485,119)
Redemption fees	14,624	13,811	7,381	3,459

Net increase (decrease)	(12,580,191)	43,579,754	(7,234,315)	(9,181,054)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net decrease	—	—	—	—

Total increase (decrease) in net assets	(27,796,087)	66,878,275	(1,402,114)	8,918,369

Net assets:
Beginning of period	220,460,237	153,581,962	120,870,671	111,952,302

End of period	$192,664,150	$220,460,237	$119,468,557	$120,870,671

Undistributed net investment income (loss) included in net assets at end of period	$(1,357,807)	$(1,365,700)	$—	$(207,145)

Capital share transactions — shares:
Investor Class
Shares sold	8,688,395	19,093,276	675,554	1,188,222
Shares issued to holders in reinvestment of dividends	5,368,811	4,544,418	188,735	370,136
Shares redeemed	(17,155,917)	(12,600,673)	(1,317,749)	(2,196,100)

Net increase (decrease) in shares outstanding	(3,098,711)	11,037,021	(453,460)	(637,742)

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net decrease in shares outstanding	—	—	—	—

See Notes to Financial Statements.

SEPTEMBER 30, 2014

INTERNATIONAL GROWTH FUND		INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$(877,249)	$2,133,946	$(1,305,624)	$(67,017)	$8,534,068	$15,555,783
15,327,889	53,101,393	35,150,911	23,650,919	154,870,921	323,383,090
(88,535,593)	158,495,032	906,191	20,421,755	(83,122,286)	(122,155,005)

(74,084,953)	213,730,371	34,751,478	44,005,657	80,282,703	216,783,868

—	(2,056,223)	—	—	(8,959,912)	(14,580,839)
(35,584,097)	—	(18,321,459)	—	(220,160,713)	(10,767,081)

(35,584,097)	(2,056,223)	(18,321,459)	—	(229,120,625)	(25,347,920)

—	—	—	—	(170,579)	(204,325)
—	—	—	—	(3,657,318)	(115,116)

—	—	—	—	(3,827,897)	(319,441)

813,164,902	898,513,811	101,294,846	96,890,115	37,422,394	176,799,999
32,446,727	1,885,302	17,919,621	—	224,799,356	24,998,559
(641,869,274)	(220,198,846)	(74,216,881)	(57,437,199)	(489,674,350)	(902,102,981)
81,566	232,539	15,807	194,004	17,989	15,701

203,823,921	680,432,806	45,013,393	39,646,920	(227,434,611)	(700,288,722)

—	—	—	—	612,575	5,558,942
—	—	—	—	3,810,756	318,359
—	—	—	—	(9,439,909)	(8,226,847)
—	—	—	—	27	75

—	—	—	—	(5,016,551)	(2,349,471)

94,154,871	892,106,954	61,443,412	83,652,577	(385,116,981)	(511,521,686)

1,326,931,271	434,824,317	278,215,805	194,563,228	802,353,993	1,313,875,679

$1,421,086,142	$1,326,931,271	$339,659,217	$278,215,805	$417,237,012	$802,353,993

$(2,419,315)	$289,407	$(20,725)	$(121,228)	$(22,352)	$411,711

28,317,499	35,121,573	33,826,542	34,640,370	2,671,871	11,459,468
1,128,974	80,810	6,265,602	—	18,290,490	1,681,933
(22,521,529)	(8,445,699)	(24,700,939)	(20,779,253)	(36,210,359)	(56,362,465)

6,924,944	26,756,684	15,391,205	13,861,117	(15,247,998)	(43,221,064)

—	—	—	—	43,989	378,007
—	—	—	—	310,272	21,178
—	—	—	—	(650,406)	(550,843)

—	—	—	—	(296,145)	(151,658)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	LONG/SHORT FUND		MICRO CAP FUND
	Year Ended September 30, 2014	Year Ended September 30, 2013[1]	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations:
Net investment income (loss)	$29,098,226	$(3,856,379)	$(5,477,220)	$(3,679,572)
Net realized gain on investments, foreign currency translations and foreign capital gains taxes	171,383,910	83,026,876	37,100,367	16,739,208
Net realized gain (loss) on options written	5,865,618	1,309,436	—	—
Net realized loss on short positions	(37,870,789)	(42,360,180)	—	—
Change in unrealized appreciation (depreciation) on investments, options, foreign currency translations and deferred capital gains taxes	(43,861,459)	227,943,560	(32,943,005)	63,205,416

Net increase (decrease) in net assets resulting from operations	124,615,506	266,063,313	(1,319,858)	76,265,052

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(35,737,283)	(3,814,682)	—	—

	(35,737,283)	(3,814,682)	—	—
Institutional Class
Net investment income	—	—	—	—
Net realized gains	(19,002,705)	(37)	—	—

	(19,002,705)	(37)	—	—

Capital share transactions:
Investor Class
Shares sold	799,289,456	839,239,541	19,894,352	18,549,509
Shares issued to holders in reinvestment of dividends	32,545,875	3,533,082	—	—
Shares redeemed	(659,696,589)	(1,124,141,469)	(47,941,399)	(61,092,571)
Redemption fees	24,288	214,286	7,491	3,686

Net increase (decrease)	172,163,030	(281,154,560)	(28,039,556)	(42,539,376)

Institutional Class
Shares sold	322,177,847	833,136,129	—	—
Shares issued to holders in reinvestment of dividends	18,483,415	36	—	—
Shares redeemed	(167,604,694)	(47,303,233)	—	—
Redemption fees	29,540	3,745	—	—

Net increase (decrease)	173,086,108	785,836,677	—	—

Total increase (decrease) in net assets	415,124,656	766,930,711	(29,359,414)	33,725,676

Net assets:
Beginning of period	2,304,150,396	1,537,219,685	323,174,725	289,449,049

End of period	$2,719,275,052	$2,304,150,396	$293,815,311	$323,174,725

Undistributed net investment income (loss) included in net assets at end of period	$20,796,346	$—	$(4,090,280)	$(3,180,093)

Capital share transactions — shares:
Investor Class
Shares sold	49,006,963	56,185,020	2,556,405	3,008,503
Shares issued to holders in reinvestment of dividends	2,006,527	255,281	—	—
Shares redeemed	(40,344,871)	(75,441,028)	(6,167,148)	(10,173,311)

Net increase (decrease) in shares outstanding	10,668,619	(19,000,727)	(3,610,743)	(7,164,808)

Institutional Class
Shares sold	19,643,613	55,159,278	—	—
Shares issued to holders in reinvestment of dividends	1,138,141	3	—	—
Shares redeemed	(10,209,928)	(3,064,536)	—	—

Net increase (decrease) in shares outstanding	10,571,826	52,094,745	—	—

[1]	Institutional Class inception date was December 13, 2012.

See Notes to Financial Statements.

SEPTEMBER 30, 2014

MICRO CAP VALUE FUND		SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$(2,353,762)	$(1,339,035)	$(18,534,122)	$(8,773,760)	$(1,310,821)	$(385,158)
20,469,961	31,812,229	224,696,107	72,201,171	26,792,880	29,980,517
1,322,199	(402,253)	—	—	—	134,261
—	—	—	—	—	—

(13,401,279)	12,551,496	(173,771,617)	418,940,746	(4,346,303)	25,781,113

6,037,119	42,622,437	32,390,368	482,368,157	21,135,756	55,510,733

—	—	—	—	—	—
(28,293,837)	(12,598,831)	(82,224,931)	(120,513,937)	—	—

(28,293,837)	(12,598,831)	(82,224,931)	(120,513,937)	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

30,540,367	17,228,162	342,634,806	526,165,138	99,914,166	13,743,085
27,559,024	12,236,099	77,677,538	113,588,148	—	—
(43,540,916)	(31,306,629)	(637,938,505)	(339,431,007)	(56,117,629)	(31,535,450)
11,225	6,833	67,655	72,964	35,940	2,643

14,569,700	(1,835,535)	(217,558,506)	300,395,243	43,832,477	(17,789,722)

—	—	—	—	409,846	114,779
—	—	—	—	—	—
—	—	—	—	(361,935)	(469,262)
—	—	—	—	—	9

—	—	—	—	47,911	(354,474)

(7,687,018)	28,188,071	(267,393,069)	662,249,463	65,016,144	37,366,537

166,487,424	138,299,353	2,487,030,762	1,824,781,299	210,940,071	173,573,534

$158,800,406	$166,487,424	$2,219,637,693	$2,487,030,762	$275,956,215	$210,940,071

$(680,747)	$—	$(11,643,426)	$4,321,051	$(1,019,565)	$(900,175)

9,343,898	5,667,705	6,608,019	11,553,173	16,975,454	3,038,390
8,612,195	4,652,509	1,486,367	2,786,072	—	—
(13,712,525)	(10,622,742)	(12,384,521)	(7,512,395)	(9,716,502)	(7,381,311)

4,243,568	(302,528)	(4,290,135)	6,826,850	7,258,952	(4,342,921)

—	—	—	—	67,540	27,062
—	—	—	—	—	—
—	—	—	—	(63,395)	(104,640)

—	—	—	—	4,145	(77,578)

WASATCH FUNDS — Statements of Changes in Net Assets (continued)

	STRATEGIC INCOME FUND		ULTRA GROWTH FUND
	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

Operations:
Net investment income (loss)	$2,015,317	$1,746,049	$(1,339,513)	$(903,738)
Net realized gain (loss) on investments and foreign currency translations	6,566,435	5,445,411	31,334,090	13,638,860
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred foreign capital gains taxes	3,882,627	4,158,601	(21,390,497)	18,080,625

Net increase (decrease) in net assets resulting from operations	12,464,379	11,350,061	8,604,080	30,815,747

Dividends paid from:
Investor Class
Net investment income	(2,306,293)	(1,783,475)	—	—
Net realized gains	(993,476)	—	(10,009,711)	(18,153,849)

	(3,299,769)	(1,783,475)	(10,009,711)	(18,153,849)

Capital share transactions:
Investor Class
Shares sold	34,399,605	29,412,047	7,691,766	7,412,958
Shares issued to holders in reinvestment of dividends	3,262,457	1,753,848	9,777,591	17,764,371
Shares redeemed	(18,452,922)	(18,796,760)	(64,930,348)	(29,401,210)
Redemption fees	4,988	7,879	2,841	788

Net increase (decrease)	19,214,128	12,377,014	(47,458,150)	(4,223,093)

Total increase (decrease) in net assets	28,378,738	21,943,600	(48,863,781)	8,438,805

Net assets:
Beginning of period	66,579,022	44,635,422	151,697,488	143,258,683

End of period	$94,957,760	$66,579,022	$102,833,707	$151,697,488

Undistributed net investment income (loss) included in net assets at end of period	$(126,326)	$(163,943)	$1,162,957	$3,576,821

Capital share transactions — shares:
Investor Class
Shares sold	2,774,574	2,875,259	306,155	338,575
Shares issued to holders in reinvestment of dividends	269,033	171,622	391,104	909,129
Shares redeemed	(1,537,984)	(1,835,606)	(2,526,727)	(1,347,071)

Net increase (decrease) in shares outstanding	1,505,623	1,211,275	(1,829,468)	(99,367)

See Notes to Financial Statements.

SEPTEMBER 30, 2014

WORLD INNOVATORS FUND		INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2014	Year Ended September 30, 2013

$(2,638,098)	$(1,694,953)	$2,020,770	$2,265,597	$5,436,735	$6,006,729

27,258,295	18,170,206	79,678	248,661	(5,386,264)	(6,304,627)

(17,034,854)	29,296,909	132,168	(4,397,565)	26,028,553	(40,377,202)

7,585,343	45,772,162	2,232,616	(1,883,307)	26,079,024	(40,675,100)

—	—	(2,049,307)	(2,251,846)	(5,436,357)	(6,003,335)
(14,888,675)	—	—	—	—	(5,092,088)

(14,888,675)	—	(2,049,307)	(2,251,846)	(5,436,357)	(11,095,423)

94,143,976	120,569,904	15,034,005	34,260,559	80,288,379	152,652,150
13,963,650	—	1,993,127	1,874,537	5,215,126	10,245,647
(114,430,418)	(67,399,194)	(30,750,807)	(40,901,921)	(74,727,614)	(189,555,949)
25,794	34,163	7,237	1,107	14,175	164,702

(6,296,998)	53,204,873	(13,716,438)	(4,765,718)	10,790,066	(26,493,450)

(13,600,330)	98,977,035	(13,533,129)	(8,900,871)	31,432,733	(78,263,973)

266,910,945	167,933,910	130,285,308	139,186,179	193,230,897	271,494,870

$253,310,615	$266,910,945	$116,752,179	$130,285,308	$224,663,630	$193,230,897

$(1,855,109)	$(1,845,482)	$6,356	$55,524	$22,071	$15,441

3,997,947	5,820,787	1,477,971	3,315,362	5,015,853	8,727,694
595,464	—	196,157	182,048	324,073	591,684
(4,922,563)	(3,342,001)	(3,026,250)	(3,970,892)	(4,794,925)	(11,188,977)

(329,152)	2,478,786	(1,352,122)	(473,482)	545,001	(1,869,599)

WASATCH FUNDS — Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Year ended 9/30/12	$32.63	(0.26)	9.04	8.78	—	[4]	—	—	—
Year ended 9/30/11	$29.95	(0.19)	2.87	2.68	—	[4]	—	—	—
Year ended 9/30/10	$25.88	0.03	4.05	4.08	—	[4]	(0.01)	—	(0.01)
Core Growth Fund — Institutional Class
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Period ended 9/30/12[8]	$38.32	(0.16)	3.28	3.12	—		—	—	—
Emerging India Fund
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Year ended 9/30/12	$1.83	(0.01)	0.21	0.20	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/11[10]	$2.00	— [4]	(0.17)	(0.17)	—	[4]	—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Period ended 9/30/13[13]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Period ended 9/30/13[14]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/12	$2.16	0.01	0.49	0.50	—	[4]	—	—	—
Year ended 9/30/11	$2.37	— [4]	(0.21)	(0.21)	—	[4]	— [4]	—	— [4]
Year ended 9/30/10	$1.57	0.01	0.80	0.81	—	[4]	(0.01)	—	(0.01)
Frontier Emerging Small Countries Fund
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Period ended 9/30/12[9]	$2.00	0.01	0.40	0.41	—	[4]	—	—	—
Global Opportunities Fund
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Year ended 9/30/12	$3.68	(0.03)	0.93	0.90	—	[4]	—	(0.43)	(0.43)
Year ended 9/30/11	$3.97	(0.02)	(0.13)	(0.15)	—	[4]	—	(0.14)	(0.14)
Year ended 9/30/10	$3.38	(0.02)	0.70	0.68	—	[4]	(0.01)	(0.08)	(0.09)
Heritage Growth Fund
Year ended 9/30/14	$14.91	(0.09)[15]	1.17	1.08	—	[4]	— [4]	(0.38)	(0.38)
Year ended 9/30/13	$12.80	0.02	2.64	2.66	—	[4]	(0.01)	(0.54)	(0.55)
Year ended 9/30/12	$10.83	(0.03)	2.16	2.13	—	[4]	(0.02)	(0.14)	(0.16)
Year ended 9/30/11	$10.70	— [4]	0.22	0.22	—	[4]	(0.09)	—	(0.09)
Year ended 9/30/10	$9.28	0.09	1.39	1.48	—	[4]	(0.06)	—	(0.06)
International Growth Fund
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
Year ended 9/30/12	$17.21	0.09	5.14	5.23	—	[4]	—	—	—
Year ended 9/30/11	$18.66	— [4]	(1.46)	(1.46)	0.01		—	—	—
Year ended 9/30/10	$13.91	0.02	4.73	4.75	—	[4]	—	—	—
International Opportunities Fund
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
Year ended 9/30/12	$2.24	— [4]	0.44	0.44	—	[4]	—	(0.27)	(0.27)
Year ended 9/30/11	$2.57	(0.01)	(0.25)	(0.26)	—	[4]	—	(0.07)	(0.07)
Year ended 9/30/10	$1.97	(0.01)	0.63	0.62	—	[4]	(0.02)	—	(0.02)
Large Cap Value Fund — Investor Class
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Year ended 9/30/12	$11.85	0.20	2.46	2.66	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$12.64	0.17	(0.79)	(0.62)	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/10	$11.97	0.17	0.67	0.84	—	[4]	(0.17)	—	(0.17)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%
$41.41	26.91	1.23	[5]	1.23	[5]	(0.70)	(0.70)	$581,371	28%
$32.63	8.95	1.22		1.22		(0.57)	(0.57)	$433,294	27%
$29.95	15.75	1.29	[11]	1.29	[11]	0.02	0.02	$418,642	19%

$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%
$41.44	8.14	1.12	[5]	1.55	[5]	(0.62)	(1.05)	$9,101	28%

$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%
$2.02	11.42	1.95	[5]	3.41	[5]	(0.65)	(2.11)	$13,658	17%
$1.83	(8.50)	1.95		4.85		(0.07)	(2.97)	$10,580	2%

$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%
$2.66	23.15	1.95	[5]	2.13	[5]	0.29	0.11	$1,482,265	39%
$2.16	(8.85)	1.96		2.19		0.22	(0.01)	$774,198	48%
$2.37	51.69	2.06	[12]	2.39	[12]	0.82	0.49	$446,751	23%

$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%
$2.41	20.50	2.25	[5]	3.64	[5]	1.31	(0.08)	$33,045	5%

$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%
$4.15	26.69	1.84	[5]	1.84	[5]	(0.61)	(0.61)	$153,582	38%
$3.68	(4.21)	1.94		1.94		(0.41)	(0.41)	$199,855	59%
$3.97	20.41	2.25	[12]	2.33	[12]	(0.73)	(0.81)	$234,904	23%

$15.61	7.21	0.95	[5]	0.95	[5]	(0.52)[15]	(0.52)[15]	$119,469	15%
$14.91	21.67	0.95	[5]	0.99	[5]	0.15	0.11	$120,871	19%
$12.80	19.76	0.95	[5]	1.03	[5]	(0.28)	(0.37)	$111,952	26%
$10.83	2.01	0.95		1.04		(0.02)	(0.11)	$72,561	35%
$10.70	16.06	0.96	[11]	1.11	[11]	0.81	0.66	$78,274	36%

$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%
$22.44	30.39	1.57	[6]	1.57	[6]	0.51	0.51	$434,824	44%
$17.21	(7.77)	1.66		1.66		(0.01)	(0.01)	$281,481	70%
$18.66	34.15	1.86	[12]	1.86	[12]	0.10	0.10	$285,446	44%

$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%
$2.41	22.33	2.25	[6]	2.48	[6]	(0.16)	(0.39)	$194,563	41%
$2.24	(10.49)	2.25		2.55		(0.58)	(0.88)	$151,569	108%
$2.57	31.71	2.26	[11]	2.62	[11]	(0.60)	(0.96)	$152,178	51%

$12.69	11.78	1.11	5 11	1.12	5 11	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%
$14.31	22.50	1.10	[5]	1.15	[5]	1.42	1.37	$1,298,365	14%
$11.85	(5.08)	1.10		1.11		1.24	1.23	$1,546,471	26%
$12.64	7.07	1.11	[11]	1.14	[11]	1.36	1.33	$1,621,113	17%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Large Cap Value Fund — Institutional Class
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Period ended 9/30/12[8]	$13.77	0.12	0.57	0.69	—	[4]	(0.15)	—	(0.15)
Long/Short Fund — Investor Class
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/12	$11.85	(0.02)	1.83	1.81	—	[4]	—	—	—
Year ended 9/30/11	$11.74	(0.04)	0.16	0.12	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/10	$11.13	(0.01)	0.62	0.61	—	[4]	— [4]	—	— [4]
Long/Short Fund — Institutional Class
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[14]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Year ended 9/30/12	$4.40	(0.09)	1.40	1.31	—	[4]	—	—	—
Year ended 9/30/11	$4.44	(0.06)	0.02	(0.04)	—	[4]	—	—	—
Year ended 9/30/10	$3.89	(0.05)	0.60	0.55	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
Year ended 9/30/12	$2.24	(0.04)	0.65	0.61	—	[4]	—	—	—
Year ended 9/30/11	$2.38	(0.04)	(0.10)	(0.14)	—	[4]	—	—	—
Year ended 9/30/10	$2.11	(0.02)	0.30	0.28	—	[4]	(0.01)	—	(0.01)
Small Cap Growth Fund
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	(2.89)
Year ended 9/30/12	$35.37	(0.29)	10.40	10.11	—	[4]	—	(1.66)	(1.66)
Year ended 9/30/11	$34.24	(0.13)	1.26	1.13	—	[4]	—	—	—
Year ended 9/30/10	$28.59	(0.22)	5.87	5.65	—	[4]	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—
Year ended 9/30/12	$3.12	(0.03)	0.72	0.69	—	[4]	—	—	—
Year ended 9/30/11	$3.08	(0.02)	0.06	0.04	—	[4]	—	—	—
Year ended 9/30/10	$2.75	(0.01)	0.34	0.33	—	[4]	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—
Period ended 9/30/12[8]	$3.68	(0.01)	0.15	0.14	—		—	—	—
Strategic Income Fund
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	(0.33)
Year ended 9/30/12	$7.57	0.16	1.77	1.93	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$7.51	0.25	0.06	0.31	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$6.77	0.31	0.70	1.01	—	[4]	(0.27)	—	(0.27)
Ultra Growth Fund
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	(3.07)
Year ended 9/30/12	$20.11	(0.08)	3.98	3.90	—	[4]	—	(1.18)	(1.18)
Year ended 9/30/11	$19.80	(0.17)	0.48	0.31	—	[4]	—	—	—
Year ended 9/30/10	$15.66	(0.15)	4.29	4.14	—	[4]	—	—	—
World Innovators Fund
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—
Year ended 9/30/12	$14.71	(0.12)	3.96	3.84	—	[4]	—	—	—
Year ended 9/30/11	$13.65	(0.13)	1.19	1.06	—	[4]	—	—	—
Year ended 9/30/10	$11.12	(0.10)	2.65	2.55	—	[4]	(0.02)	—	(0.02)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%
$14.31	5.02	0.98	[5]	1.31	[5]	1.44	1.11	$15,511	14%

$16.29	5.21	1.53	7 12	1.53	7 12	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%
$13.66	15.27	1.51	[7]	1.51	[7]	(0.20)	(0.20)	$1,537,220	71%
$11.85	0.98	1.63	[7]	1.63	[7]	(0.44)	(0.44)	$833,298	82%
$11.74	5.52	1.71	7 12	1.71	7 12	0.03	0.03	$300,255	60%

$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%
$5.71	29.77	2.14	[5]	2.14	[5]	(1.50)	(1.50)	$289,449	25%
$4.40	(0.90)	2.14		2.14		(1.05)	(1.05)	$253,415	30%
$4.44	14.14	2.18	[5]	2.18	[5]	(1.10)	(1.10)	$283,551	34%

$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%
$2.85	27.23	2.25	[5]	2.31	[5]	(1.27)	(1.33)	$138,299	78%
$2.24	(5.88)	2.25		2.28		(1.21)	(1.24)	$142,795	94%
$2.38	13.26	2.26	[11]	2.37	[11]	(1.32)	(1.43)	$185,587	88%

$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%
$43.82	29.41	1.24	[5]	1.24	[5]	(0.73)	(0.73)	$1,824,781	20%
$35.37	3.30	1.23		1.23		(0.32)	(0.32)	$1,297,982	23%
$34.24	19.76	1.27	[11]	1.27	[11]	(0.74)	(0.74)	$1,110,087	17%

$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%
$3.81	22.12	1.46	[5]	1.46	[5]	(0.73)	(0.73)	$166,330	55%
$3.12	1.30	1.78		1.78		(0.65)	(0.65)	$169,401	46%
$3.08	12.00	1.85	[11]	1.85	[11]	(0.23)	(0.23)	$211,571	62%

$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%
$3.82	3.80	1.15	[5]	1.66	[5]	(0.42)	(0.93)	$7,243	55%

$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%
$9.30	25.61	0.95	[5]	1.14	[5]	1.74	1.55	$44,635	57%
$7.57	3.94	0.95		1.21		2.99	2.73	$24,057	62%
$7.51	15.18	0.99	7 12	1.33	7 12	4.35	4.01	$19,517	73%

$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%
$22.83	20.13	1.32	[5]	1.32	[5]	(0.35)	(0.35)	$143,259	43%
$20.11	1.57	1.42		1.42		(0.51)	(0.51)	$134,203	60%
$19.80	26.44	1.68	[11]	1.68	[11]	(1.14)	(1.14)	$178,566	45%

$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%
$18.55	26.10	1.85	[5]	1.85	[5]	(0.99)	(0.99)	$167,934	66%
$14.71	7.77	1.95		1.95		(0.84)	(0.84)	$72,493	85%
$13.65	22.91	1.96	[11]	2.05	[11]	(0.74)	(0.83)	$65,767	74%

WASATCH FUNDS — Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Income Fund
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	(0.17)
Year ended 9/30/12	$10.32	0.20	0.12	0.32	—	[4]	(0.20)	—	(0.20)
Year ended 9/30/11	$10.34	0.25	(0.02)	0.23	—	[4]	(0.25)	—	(0.25)
Year ended 9/30/10	$10.04	0.29	0.30	0.59	—	[4]	(0.29)	—	(0.29)
U.S. Treasury Fund
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	(0.79)
Year ended 9/30/12	$18.75	0.42	0.77	1.19	0.01		(0.42)	(0.78)	(1.20)
Year ended 9/30/11	$17.17	0.52	2.63	3.15	0.02		(0.52)	(1.07)	(1.59)
Year ended 9/30/10	$16.29	0.54	1.35	1.89	0.01		(0.54)	(0.48)	(1.02)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000’s)	Portfolio Turnover Rate1 3

$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%
$10.44	3.16	0.70	[5]	0.70	[5]	1.97	1.97	$139,186	48%
$10.32	2.26	0.71		0.71		2.42	2.42	$135,617	43%
$10.34	5.95	0.72	[12]	0.73	[12]	2.87	2.86	$138,095	51%

$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%
$18.75	6.66	0.72	[5]	0.72	[5]	2.33	2.33	$271,495	13%
$18.75	22.06	0.75		0.76		3.44	3.43	$187,368	44%
$17.17	12.65	0.75	[12]	0.78	[12]	3.56	3.53	$200,855	49%

WASATCH FUNDS — Notes to Financial Highlights	SEPTEMBER 30, 2014

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $.005 per share.

[5]	Includes interest expense of less than 0.01%.

[6]	Includes interest expenses of 0.01%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]		Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/14	1.27%		1.27%
Year ended 9/30/13	1.28%		1.28%
Year ended 9/30/12	1.27%		1.27%
Year ended 9/30/11	1.30%		1.30%
Year ended 9/30/10	1.34%	[12]	1.34%	[12]

Long/Short Fund — Institutional Class
Year ended 9/30/14	1.16%		1.16%
Period ended 9/30/13[14]	1.17%		1.18%

Strategic Income Fund
Year ended 9/30/10	0.95%	[12]	1.29%	[12]

[8]Institutional	class inception date was January 31, 2012.

[9]Fund	inception date was January 31, 2012.

[10]Fund	inception date was April 26, 2011.

[11]Includes	extraordinary expenses of 0.01% (see Note 8).

[12]Includes	extraordinary expenses of less than 0.01% (see Note 8).

[13]Fund	inception date was December 13, 2012.

[14]Institutional	class inception date was December 13, 2012.

[15]Investment	Income per share reflects a large, special dividend which amounted to $0.04 per share. Excluding this special dividend, the ratio of net investment income (loss) to average net assets would have been (0.79)%.

See Notes to Financial Statements.

WASATCH FUNDS — Notes to Financial Statements	SEPTEMBER 30, 2014

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 20 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Small Cap Fund, Global Opportunities Fund, Heritage Growth Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. The Emerging Markets Select Fund and Frontier Emerging Small Countries Fund are non-diversified funds. Each Fund maintains its own investment objective.

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently five funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, as well as the Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, Heritage Growth, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2014. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 14.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 2:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions; such distributions are recorded as a reduction to cost of the related security or as realized gain/loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU 2013-08”) to Accounting Standard Codification Topic 946, Financial Services — Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impact of ASU 2013-08, management expects that this will not have a material impact on the Funds’ financial statements.

WASATCH FUNDS — Notes to Financial Statements (continued)

Other — Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets where direct investment is not allowed, such as Saudi Arabia. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the Statement of

Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from the adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions  —  The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or

SEPTEMBER 30, 2014

the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 15 (Offsetting) for more information about the offsetting of assets and liabilities.

Options written activity during the year ended September 30, 2014 was as follows:

	Options Outstanding at 9/30/2013	Written	Closed	Exercised	Expired	Options Outstanding at 9/30/2014
Long/Short Fund
Premium amount	$6,528,848	$10,649,611	$(9,715,952)	$(3,760,600)	$(1,647,436)	$2,054,471
Number of contracts	8,031	27,968	(8,828)	(13,464)	(8,641)	5,066
Micro Cap Value Fund
Premium amount	$61,910	$2,381,362	$(839,929)	$(664,295)	$(732,212)	$206,836
Number of contracts	150	11,617	(3,265)	(4,350)	(3,322)	830

5. DISTRIBUTIONS

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments, options and foreign currency translations.

Accordingly, at September 30, 2014, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Increase (decrease) paid-in capital in excess of par	$(4,167,088)	$—	$—	$2,110,375	$45
Increase (decrease) undistributed net investment income	4,337,924	7,518	57,362	3,956,082	(2,286,472)
Increase (decrease) undistributed net realized gain (loss)	(170,836)	(7,518)	(57,362)	(6,066,457)	2,286,427

	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Increase (decrease) paid-in capital in excess of par	$(1,449,981)	$(166,029)	$(3,816,041)	$(39,112)	$51,885,306
Increase (decrease) undistributed net investment income	1,962,340	873,996	(1,831,473)	1,406,127	162,360
Increase (decrease) undistributed net realized gain (loss)	(512,359)	(707,967)	5,647,514	(1,367,015)	(52,047,666)

	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Decrease paid-in capital in excess of par	$(1)	$(4,572,813)	$—	$(4,118,690)	$(1,190,373)
Increase (decrease) undistributed net investment income	(8,301,880)	4,567,033	1,673,015	2,569,645	1,191,431
Increase (decrease) undistributed net realized gain (loss)	8,301,881	5,780	(1,673,015)	2,679,215	(1,058)

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in capital in excess of par	$—	$3,898,469	$(2,706,501)	$(1)	$(6,252)
Increase (decrease) undistributed net investment income	328,593	(1,074,351)	2,628,471	(20,631)	6,252
Increase (decrease) undistributed net realized gain (loss)	(328,593)	(1,784,102)	168,189	20,632

WASATCH FUNDS — Notes to Financial Statements (continued)

6. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities for the year ended September 30, 2014 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Purchases	$243,715,770	$19,024,922	$36,394,659	$893,891,404	$690,180,808	$88,109,826	$17,527,965
Sales	245,585,794	2,834,499	35,194,305	1,278,256,851	232,353,085	124,027,077	31,272,691

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Purchases	$798,432,006	$142,467,901	$318,127,823	$1,267,943,237	$82,527,734	$116,859,861	$542,844,490
Sales	625,085,659	118,243,265	759,675,616	1,022,664,522	111,835,057	130,776,444	699,745,669

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$175,202,083	$68,149,752	$49,182,482	$304,707,367	$5,973,895
Sales	117,847,547	49,772,133	105,613,866	310,090,263	9,447,031

Purchases and sales of U.S. government securities in the Income Fund were $9,626,281 and $19,400,919, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $62,834,941 and $55,855,189, respectively.

7. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2011. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2014 the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	Heritage Growth Fund
Cost	$600,841,008	$34,569,654	$54,136,520	$1,235,597,115	$1,174,972,722	$148,708,852	$76,197,743

Gross appreciation	$343,494,970	$9,430,428	$6,621,993	$253,555,340	$205,642,981	$47,799,173	$45,594,282
Gross (depreciation)	(33,887,886)	(245,589)	(2,437,285)	(66,697,175)	(63,366,601)	(3,902,868)	(2,404,263)

Net appreciation	$309,607,084	$9,184,839	$4,184,708	$186,858,165	$142,276,380	$43,896,305	$43,190,019

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund
Cost	$1,223,221,371	$274,796,783	$362,761,168	$2,112,819,859	$195,297,401	$127,698,074	$1,475,416,309

Gross appreciation	$224,755,206	$73,209,082	$61,863,678	$368,154,833	$113,778,618	$34,712,690	$843,456,515
Gross (depreciation)	(55,481,430)	(11,641,000)	(7,555,021)	(88,301,292)	(13,403,887)	(4,907,076)	(94,880,774)

Net appreciation	$169,273,776	$61,568,082	$54,308,657	$279,853,541	$100,374,731	$29,805,614	$748,575,741

SEPTEMBER 30, 2014

	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$233,693,902	$79,794,428	$84,683,720	$227,606,147	$115,197,838	$200,072,842

Gross appreciation	$53,824,983	$12,249,523	$29,532,241	$40,396,660	$1,705,686	$24,609,106
Gross (depreciation)	(7,867,796)	(1,117,752)	(11,810,465)	(9,993,691)	(780,683)	(762,137)

Net appreciation	$45,957,187	$11,131,771	$17,721,776	$30,402,969	$925,003	$23,846,969

The difference between book-basis and tax-basis unrealized gains is primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2014 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed ordinary income	$—	$29,423	$237,895	$1,814,426	$11,253,657
Undistributed capital gains	24,139,647	—	—	—	11,628,159

Accumulated earnings	24,139,647	29,423	237,895	1,814,426	22,881,816
Accumulated capital and other losses	(3,495,422)	(698,466)	(2,430,234)	(9,930,904)	—
Other undistributed ordinary losses	—	(69,959)	(82,612)	—	(65,150)
Net unrealized appreciation*	309,602,856	9,179,654	4,022,146	182,794,516	134,965,728

Total accumulated earnings	$330,247,081	$8,440,652	$1,747,195	$174,678,038	$157,782,394

	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Undistributed ordinary income	$—	$—	$—	$—	$5,094,438
Undistributed capital gains	25,243,699	4,859,068	7,932,088	32,549,873	87,278,702

Accumulated earnings	25,243,699	4,859,068	7,932,088	32,549,873	92,373,140
Accumulated capital and other losses	—	—	—	—	—
Other undistributed ordinary losses	(7,848)	—	—	(12,224)	(22,352)
Net unrealized appreciation*	43,460,186	43,190,019	168,320,546	61,120,455	54,307,453

Total accumulated earnings	$68,696,037	$48,049,087	$176,252,634	$93,658,104	$146,658,241

	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Undistributed ordinary income	$20,875,562	$—	$—	$—	$—
Undistributed capital gains	126,010,349	11,955,098	18,886,349	178,641,652	—

Accumulated earnings	146,885,911	11,955,098	18,886,349	178,641,652	—
Accumulated capital and other losses	—	(4,090,280)	(680,747)	(14,605,038)	(41,450,988)
Other undistributed ordinary losses	(79,216)	—	—	—	—
Net unrealized appreciation*	279,853,541	99,903,494	29,760,463	748,570,589	45,836,461

Total accumulated earnings	$426,660,236	$107,768,312	$47,966,065	$912,607,203	$4,385,473

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$—	$—	$12,372	$77,591
Undistributed capital gains	5,830,283	27,666,283	23,823,610	—	—

Accumulated earnings	5,830,283	27,666,283	23,823,610	12,372	77,591
Accumulated capital and other losses	—	(1,445,037)	(1,851,894)	(403,682)	(11,690,902)
Other undistributed ordinary losses	(13,158)	—	—	(2,689)	(55,520)
Net unrealized appreciation*	11,131,276	17,721,253	30,389,907	925,003	23,846,969

Total accumulated earnings	$16,948,401	$43,942,499	$52,361,623	$531,004	$12,178,138

*	On investments, securities sold short, derivatives and foreign currency denominated assets and liabilities.

WASATCH FUNDS — Notes to Financial Statements (continued)

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States of America. Under the Modernization Act, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards as of September 30, 2014 are as follows:

				Non-Expiring
Fund	2016	2017	2018	Short Term	Long Term
Emerging India Fund	—	—	—	$698,466	$—
Emerging Markets Select Fund	—	—	—	2,430,234	—
Small Cap Value Fund	—	—	40,431,423	—	—
Income Fund	348,589	—	—	—	—
U.S. Treasury Fund	—	—	—	$10,028,544	$1,662,358

The Funds have elected to defer losses incurred from November 1, 2013 through September 30, 2014 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$3,495,422
Emerging Markets Small Cap Fund	9,930,904	—
Micro Cap Fund	—	4,090,280
Micro Cap Value Fund	—	680,747
Small Cap Growth Fund	—	14,605,038
Small Cap Value Fund	—	1,019,565
Ultra Growth Fund	—	1,445,037
World Innovators Fund	—	1,851,894
Income Fund	55,093	—

During the tax year ended September 30, 2014, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging India Fund	$215,221
Frontier Emerging Small Countries Fund	1,786,407
Micro Cap Fund	24,405,083
Small Cap Value Fund	26,134,332
Income Fund	119,324

The tax character of distributions paid during the year ended September 30, 2014 was as follows:

2014	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary income	$—	$—	$86,248	$—	$1,526,061
Capital gain	13,739,267	—	—	38,681,425	—

Total	$13,739,267	$—	$86,248	$38,681,425	$1,526,061

SEPTEMBER 30, 2014

2014	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Ordinary income	$—	$136,866	$—	$—	$11,919,583
Capital gain	23,550,252	2,918,976	35,584,097	18,321,459	221,028,939

Total	$23,550,252	$3,055,842	$35,584,097	$18,321,459	$232,948,522

2014	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$14,828,654	$—	$3,014,418	$12,739,948	$—
Capital gain	39,911,334	—	25,279,419	69,484,983	—

Total	$54,739,988	$—	$28,293,837	$82,224,931	$—

2014	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$2,280,004	$—	$—	$2,049,307	$5,436,357
Capital gain	1,019,765	10,009,711	14,888,675	—	—

Total	$3,299,769	$10,009,711	$14,888,675	$2,049,307	$5,436,357

The tax character of distributions paid during the year ended September 30, 2013 was as follows:

2013	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary income	$—	$—	$—	$7,553,551	$198,818
Capital gain	—	—	—	—	—

Total	$—	$—	$—	$7,553,551	$198,818

2013	Global Opportunities Fund	Heritage Growth Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund
Ordinary income	$—	$128,220	$2,056,223	$—	$14,785,164
Capital gain	17,635,551	4,533,509	—	—	10,882,197

Total	$17,635,551	$4,661,729	$2,056,223	$—	$25,667,361

2013	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Ordinary income	$—	$—	$—	$—	$—
Capital gain	3,814,719	—	12,598,831	120,513,937	—

Total	$3,814,719	$—	$12,598,831	$120,513,937	$—

2013	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary income	$1,250,372	$—	$—	$2,251,846	$6,003,335
Capital gain	533,103	18,153,849	—	—	5,092,088

Total	$1,783,475	$18,153,849	$—	$2,251,846	$11,095,423

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

WASATCH FUNDS — Notes to Financial Statements (continued)

8. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2016. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to reimbursement of the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement currently through January 31, 2016. Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2016. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. The costs of the Proxy Statement related to the identification and shareholder approval of Trustee Nominees were treated as extraordinary expenses in the 2010 fiscal year. The impact of these payments is reflected in the net expense ratios in the Financial Highlights. In late October 2013, it was discovered that the Long/Short Fund and Large Cap Value Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and the Long/Short Fund was $8,622. The impact of these write-offs is reflected on the Statements of Operations and in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2014 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.12%	1/31/2016	$19,950
Emerging India Fund	1.50%	1.95%	N/A	1/31/2016	103,328
Emerging Markets Select Fund	1.25%	1.69%	1.50%	1/31/2016	96,321
Emerging Markets Small Cap Fund	1.75%	1.95%	N/A	1/31/2016	2,540,033
Frontier Emerging Small Countries Fund	1.75%	2.25%	N/A	1/31/2016	19,996
Global Opportunities Fund	1.50%	1.95%	N/A	1/31/2016	—
Heritage Growth Fund	0.70%	0.95%	N/A	1/31/2016	—
International Growth Fund	1.25%	1.75%	N/A	1/31/2016	—
International Opportunities Fund	1.95%	2.25%	N/A	1/31/2016	395,783
Large Cap Value Fund	0.90%	1.10%	0.98%	1/31/2016	18,153
Long/Short Fund	1.10%	N/A	1.17%	1/31/2016	—
Micro Cap Fund	1.75%[1]	1.95%[1]	N/A	1/31/2016	—
Micro Cap Value Fund	1.75%[1]	1.95%[1]	N/A	1/31/2016	96,356
Small Cap Growth Fund	1.00%	1.50%	N/A	1/31/2016	—
Small Cap Value Fund	1.00%	1.50%	1.15%	1/31/2016	18,463
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2016	10,028
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2016	—
World Innovators Fund	1.50%	1.95%	N/A	1/31/2016	—
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2016	—

[1]	Prior to January 31, 2014, the advisory fee and expense limitation was 1.95% and 2.25%, respectively.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2014, the Funds had no purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Institutional Class Legal Fees — As disclosed in the annual report dated September 30, 2011, the Board approved a multi-class plan pursuant to which the Board has established and designated two classes for each series known as Investor Class shares and Institutional Class shares. The Advisor paid the legal costs associated with the establishment and designation of the new share classes for existing funds.

Payments by Advisor — During the 2012 fiscal year the Advisor discovered a trade allocation error involving several of the Wasatch Funds. In August 2012, the Advisor reimbursed the Global Opportunities Fund $1,167, the Micro Cap Fund $1,074, the Micro Cap Value Fund $1,282, the Small Cap Growth Fund $46,199, the Ultra Growth Fund $940 and the World Innovators Fund $437 as reimbursement for the error plus interest.

SEPTEMBER 30, 2014

During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees in the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short Institutional Class, Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

10% Shareholders — As of September 30, 2014, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

	Number of Accounts	% of Shares Outstanding
Core Growth Fund	2	57.71%
Emerging India Fund	2	62.91%
Emerging Markets Select Fund	2	83.89%
Emerging Markets Small Cap Fund	2	55.03%
Frontier Emerging Small Countries Fund	2	72.41%
Global Opportunities Fund	2	65.52%
Heritage Growth Fund	2	45.69%
International Growth Fund	2	52.31%
International Opportunities Fund	1	55.27%
Large Cap Value Fund	2	73.57%
Long/Short Fund	2	75.50%
Micro Cap Fund	2	27.39%
Micro Cap Value Fund	2	47.72%
Small Cap Growth Fund	2	51.61%
Small Cap Value Fund	2	42.51%
Strategic Income Fund	3	60.80%
Ultra Growth Fund	2	28.88%
World Innovators Fund	2	42.22%
Income Fund	2	81.02%
U.S. Treasury Fund	3	62.80%

Affiliated Interests — As of September 30, 2014, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	% of Shares Outstanding
Core Growth Fund	16	0.45%
Emerging India Fund	15	19.41%
Emerging Markets Select Fund	14	8.48%
Emerging Markets Small Cap Fund	19	0.49%
Frontier Emerging Small Countries Fund	26	0.61%
Global Opportunities Fund	22	1.97%
Heritage Growth Fund	9	3.60%
International Growth Fund	13	0.41%
International Opportunities Fund	23	2.88%
Large Cap Value Fund	13	0.31%
Long/Short Fund	12	0.19%
Micro Cap Fund	11	0.81%
Micro Cap Value Fund	14	2.07%
Small Cap Growth Fund	20	1.43%
Small Cap Value Fund	8	1.47%
Strategic Income Fund	7	17.21%
Ultra Growth Fund	8	1.83%
World Innovators Fund	8	1.49%
Income Fund	2	0.01%
U.S. Treasury Fund	5	0.72%

*	Multiple accounts with the same beneficial owner are treated as one account

Payments by Former Service Provider — BISYS Fund Services, Inc. (“BISYS”) is a former service provider to the Large Cap Value Fund, Long/Short Fund and Income Fund. In August 2010, these funds received a one-time payment from the BISYS Fair Fund (a fund established pursuant to a settlement between the SEC and BISYS that requires, among other things, a distribution of settlement monies from the Fair Fund to benefit affected mutual funds). The impact of these payments is reflected in the net expense ratios in the Financial Highlights.

WASATCH FUNDS — Notes to Financial Statements (continued)

9. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2014 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/14	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/14
	Balance 9/30/13	Purchases/ Additions	Sales/ Reductions	Balance 9/30/14
Emerging Markets Small Cap Fund
KONA I Co. Ltd.*	584,258	11,367	135,545	460,080	$86,458	$(167,779)

International Growth Fund
Diligent Board Member Services, Inc.	4,104,359	575,000	—	4,679,359	$—	$—

Long/Short Fund
Bill Barrett Corp.	2,304,957	1,872,802	334,500	3,843,259	$—	$1,748,617
Silicon Graphics International Corp.**	2,330,509	490,429	—	2,820,938	—	—
Swift Energy Co.*	1,706,994	1,486,230	1,577,256	1,615,968	—	(3,665,854)

Micro Cap Fund
Goldwater Bank, N.A.	154,000	—	—	154,000	$—	$—

Small Cap Growth Fund
Blue Nile, Inc.	999,639	—	213,048	786,591	$—	$(4,868,353)
Cempra, Inc.	1,560,471	191,957	—	1,752,428	—	—
Chefs’ Warehouse, Inc. (The)	745,076	678,419	—	1,423,495	—	—
Echo Global Logistics, Inc.	—	1,383,181	—	1,383,181	—	—
IPC The Hospitalist Co., Inc.	678,732	351,287	—	1,030,019	—	—
Knight Transportation, Inc.	4,792,398	137,370	145,586	4,784,182	1,170,736	727,814
SciQuest, Inc.	899,468	716,486	—	1,615,954	—	—
Zooplus AG*	308,302	—	124,445	183,857	—	(969,182)

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date.

**	On March 5, 2014, a Schedule 13D was filed for Silicon Graphics International Corp. (“the Company”) on behalf of the Advisor and the Wasatch Long/Short Fund, including the portfolio managers Michael L. Shinnick and Ralph C. Shive (“Reporting Persons”).

10. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2014 the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as % of Net Assets
Micro Cap Fund
Goldwater Bank, N.A.	Common Stock	2/28/07	$1,540,000	$32,340	0.01%

Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc., Series B	Preferred Stock	2/3/11 - 5/25/12	$499,999	$1,366,314	0.86%
Goldwater Bank, N.A.	Common Stock	2/28/07	419,000	8,799	0.01%
Idaho Trust Bancorp	Common Stock	8/30/06	500,004	206,668	0.13%
Northstar Healthcare, Inc.	Common Stock—PIPE	9/25/14	1,083,528	971,041	0.61%
Northstar Healthcare, Inc.	Warrants	9/25/14	—	4,150	0.00%

			$2,502,531	$2,556,972	1.61%

SEPTEMBER 30, 2014

	Security Type	Acquisition Date	Cost	Fair Value	Value as % of Net Assets
Small Cap Growth Fund
DataStax, Inc., Series E	Preferred Stock	8/12/14	$8,000,002	$8,000,002	0.36%
DocuSign, Inc., Series B	Preferred Stock	3/3/14	437,256	437,256	0.02%
DocuSign, Inc., Series B-1	Preferred Stock	3/3/14	130,983	130,983	0.01%
DocuSign, Inc., Series D	Preferred Stock	3/3/14	313,930	313,930	0.01%
DocuSign, Inc., Series E	Preferred Stock	3/3/14	8,117,819	8,117,819	0.37%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	15,350,001	15,350,001	0.69%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	3,297,078	3,166,752	0.14%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 7/21/14	1,337,617	1,348,923	0.06%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	2,000,000	366,848	0.02%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	184,939	183,211	0.01%

			$39,169,625	$37,415,725	1.69%

Strategic Income Fund
Redcorp Ventures Ltd., 13.00%, 7/11/12, Series D	Corporate Bonds	7/5/07 - 8/19/14	$152,583	$1,125	0.00%
Star Asia Financial Ltd.	Common Stock	2/22/07 - 3/19/10	305,812	231,214	0.24%

			$458,395	$232,339	0.24%

Ultra Growth Fund
Data Sciences International, Inc., Series B	Preferred Stock	1/20/06	$475,001	$729,027	0.71%
Drilling Info Holdings, Inc., Series B	Preferred Stock	9/5/13	1,150,001	1,150,001	1.12%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	2,967,366	2,850,066	2.77%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 7/21/14	1,337,617	1,348,923	1.31%
Nanosys, Inc., Series D	Preferred Stock	11/8/05	500,001	91,712	0.09%
Nanosys, Inc., Series E	Preferred Stock	8/13/10	46,235	45,803	0.05%
TherOx, Inc., Series I	Preferred Stock	7/7/05	1,000,000	2,439	0.00%
Xtera Communications, Inc.	Common Stock	9/3/03	99,065	914	0.00%

			$7,575,286	$6,218,885	6.05%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 7/21/14	$329,706	$316,673	0.13%
Xtera Communications, Inc.	Common Stock	9/3/03	7,076	65	0.00%

			$336,782	$316,738	0.13%

11. PURCHASE COMMITMENTS

In September 2003, the Small Cap Growth, Ultra Growth and World Innovators Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners II-B, L.P. The remaining commitment amounts at September 30, 2014 were $150,000, $135,000 and $15,000, respectively.

In December 2005, the Small Cap Growth and Ultra Growth Funds entered into subscription agreements to acquire limited partnership interests in Greenspring Global Partners III-B, L.P. The remaining commitment amounts at September 30, 2014 were $75,000 per Fund.

Securities held by the Funds have been designated to meet these purchase commitments as indicated in the Schedules of Investments.

12. LINE OF CREDIT

Effective May 23, 2014, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 uncommitted, and the other of which is $200,000,000 committed, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, increased the amounts available on the Line from the prior total of $75,000,000, with $25,000,000 uncommitted and $50,000,000 committed. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the Federal Funds rate as in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) as in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

WASATCH FUNDS — Notes to Financial Statements (continued)

For the year ended September 30, 2014, the following Funds had borrowings:

	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/14
Core Growth Fund	$1,098,806	2	82	1.35%	$—
Emerging India Fund	140,131	37	158	1.10%	—
Emerging Markets Select Fund	1,517,448	30	1,652	1.31%	—
Emerging Markets Small Cap Fund	5,818,951	37	7,151	1.20%	—
Frontier Emerging Small Countries Fund	4,772,840	12	2,124	1.34%	—
Global Opportunities Fund	1,471,316	63	3,004	1.17%	—
International Growth Fund	8,323,781	9	2,807	1.35%	3,821,399
International Opportunities Fund	1,270,252	2	95	1.35%	—
Large Cap Value Fund	6,883,222	28	5,914	1.10%	—
Small Cap Growth Fund	7,080,826	45	11,699	1.32%	—
Ultra Growth Fund	2,745,437	12	998	1.09%	—
World Innovators Fund	565,936	4	85	1.35%	—
Income Fund	225,344	26	210	1.29%	—

13. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Non-Diversification Risk — A non-diversified fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies. The Emerging Markets Select and Frontier Emerging Small Countries Funds are non-diversified.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a fall in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed income securities of non-U.S. issuers. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund and International Opportunities Fund are owned by a group of shareholders advised by a common investment advisor. If this group of shareholders simultaneously redeems on the advice of their investment advisor, Fund expenses may increase and performance may be materially affected. However, the Advisor has contractually agreed to waive its fees and/or reimburse both the Frontier Emerging Small Countries Fund and the International Opportunities Fund should their operating expenses exceed 2.25% through at least January 31, 2016. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. The Advisor has contractually agreed to waive its fees and/or reimburse the Emerging Markets Select Fund should the operating expenses exceed 1.69% for the Investor Class and 1.50% for the Institutional Class through at least January 31, 2016.

SEPTEMBER 30, 2014

14. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the National Association of Securities Dealer Automated Quotation system (“NASDAQ”), such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on

WASATCH FUNDS — Notes to Financial Statements (continued)

observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2014 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/14
Core Growth Fund
Assets
Common Stocks		$897,400,317	$—	$—	$897,400,317
Short-Term Investments		—	13,047,775	—	13,047,775

		$897,400,317	$13,047,775	$—	$910,448,092

Emerging India Fund
Assets
Common Stocks		$39,137,507	$—	$—	$39,137,507
Short-Term Investments		—	4,616,986	—	4,616,986

		$39,137,507	$4,616,986	$—	$43,754,493

SEPTEMBER 30, 2014

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/14
Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$1,177,155	$875,298	$—	$2,052,453
	Other	56,021,577	—	—	56,021,577
Short-Term Investments		—	247,198	—	247,198

		$57,198,732	$1,122,496	$—	$58,321,228

Emerging Markets Small Cap Fund
Assets
Common Stocks	Construction Materials	$42,110,195	$18,984,264	$—	$61,094,459
	Electronic Manufacturing Services	—	8,745,595	—	8,745,595
	Health Care Facilities	10,405,584	7,832,670	—	18,238,254
	Home Improvement Retail	—	7,380,582	—	7,380,582
	Hotels, Resorts & Cruise Lines	49,222,081	24,874,496	—	74,096,577
	Other	1,246,174,765	—	—	1,246,174,765
Short-Term Investments		—	6,725,048	—	6,725,048

		$1,347,912,625	$74,542,655	$—	$1,422,455,280

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Restaurants	$—	$26,737,112	$—	$26,737,112
	Other	1,209,448,984	—	—	1,209,448,984
Participation Notes		—	45,492,810	—	45,492,810
Short-Term Investments		—	35,570,196	—	35,570,196

		$1,209,448,984	$107,800,118	$—	$1,317,249,102

Global Opportunities Fund
Assets
Common Stocks		$187,941,052	$—	$—	$187,941,052
Participation Notes		—	2,363,321	—	2,363,321
Short-Term Investments		—	2,300,784	—	2,300,784

		$187,941,052	$4,664,105	$—	$192,605,157

Heritage Growth Fund
Assets
Common Stocks		$110,067,948	$—	$—	$110,067,948
Short-Term Investments		—	9,319,814	—	9,319,814

		$110,067,948	$9,319,814	$—	$119,387,762

International Growth Fund
Assets
Common Stocks		$1,392,495,147	$—	$—	$1,392,495,147

		$1,392,495,147	$—	$—	$1,392,495,147

International Opportunities Fund
Assets
Common Stocks	Apparel, Accessories & Luxury Goods	$5,337,311	$1,071,488	$—	$6,408,799
	Building Products	3,352,638	1,281,189	—	4,633,827
	Food Distributors	—	2,614,374	—	2,614,374
	Household Products	6,924,230	2,718,328	—	9,642,558
	Pharmaceuticals	9,276,444	892,500	—	10,168,944
	Other	297,671,746	—	—	297,671,746
Short-Term Investments		—	5,224,617	—	5,224,617

		$322,562,369	$13,802,496	$—	$336,364,865

Large Cap Value Fund
Assets
Common Stocks		$412,031,325	$—	$—	$412,031,325
Short-Term Investments		—	5,038,500	—	5,038,500

		$412,031,325	$5,038,500	$—	$417,069,825

WASATCH FUNDS — Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/14
Long/Short Fund
Assets
Common Stocks		$2,274,638,540	$—	$—	$2,274,638,540
Short-Term Investments		—	414,928,217	—	414,928,217

		$2,274,638,540	$414,928,217	$—	$2,689,566,757

Liabilities
Equity Contracts		$(3,064,930)	$—	$—	$(3,064,930)
Securities Sold Short		(293,828,427)	—	—	(293,828,427)

		$(296,893,357)	$—	$—	$(296,893,357)

Micro Cap Fund
Assets
Common Stocks	Specialized Finance	$—	$—	$32,340	$32,340
	Other	281,843,368	—	—	281,843,368
Short-Term Investments		—	13,796,424	—	13,796,424

		$281,843,368	$13,796,424	$32,340	$295,672,132

Micro Cap Value Fund
Assets
Common Stocks	Diversified Banks	$1,809,181	$—	$206,668	$2,015,849
	Health Care Services	2,831,092	—	971,041	3,802,133
	Personal Products	1,350,900	1,980,000	—	3,330,900
	Specialized Finance	—	—	8,799	8,799
	Other	136,784,860	—	—	136,784,860
Preferred Stocks	Pharmaceuticals	—	—	1,366,314	1,366,314
	Other	1,177,879	—	—	1,177,879
Warrants		—	—	4,150	4,150
Short-Term Investments		—	9,012,804	—	9,012,804

		$143,953,912	$10,992,804	$2,556,972	$157,503,688

Liabilities
Equity Contracts		$(196,500)	$—	$—	$(196,500)

		$(196,500)	$—	$—	$(196,500)

Small Cap Growth Fund
Assets
Common Stocks		$2,166,543,062	$—	$—	$2,166,543,062
Preferred Stocks		—	—	32,900,050	32,900,050
Limited Partnership Interest		—	—	4,515,675	4,515,675
Short-Term Investments		—	20,033,263	—	20,033,263

		$2,166,543,062	$20,033,263	$37,415,725	$2,223,992,050

Small Cap Value Fund
Assets
Common Stocks		$275,641,990	$—	$—	$275,641,990
Short-Term Investments		—	4,009,099	—	4,009,099

		$275,641,990	$4,009,099	$—	$279,651,089

Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$—	$231,214	$—	$231,214
	Other	83,230,490	—	—	83,230,490
Exchange-Traded Funds		2,986,690	—	—	2,986,690
Limited Partnership Interest		3,619,812	—	—	3,619,812
Corporate Bonds		—	—	1,125	1,125
Short-Term Investments		—	856,868	—	856,868

		$89,836,992	$1,088,082	$1,125	$90,926,199

SEPTEMBER 30, 2014

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/14
Ultra Growth Fund
Assets
Common Stocks	Internet Software & Services	$10,239,315	$—	$914	$10,240,229
	Other	84,134,797	—	—	84,134,797
Preferred Stocks		—	—	2,018,982	2,018,982
Limited Partnership Interest		—	—	4,198,989	4,198,989
Short-Term Investments		—	1,812,499	—	1,812,499

		$94,374,112	$1,812,499	$6,218,885	$102,405,496

World Innovators Fund
Assets
Common Stocks	Internet Software & Services	$35,957,930	$—	$65	$35,957,995
	Other	213,841,607	—	—	213,841,607
Limited Partnership Interest		—	—	316,673	316,673
Short-Term Investments		—	7,892,841	—	7,892,841

		$249,799,537	$7,892,841	$316,738	$258,009,116

Income Fund
Assets
Asset-Backed Securities		$—	$6,972,202	$—	$6,972,202
Collateralized Mortgage Obligations		—	15,944,723	—	15,944,723
Corporate Bonds		—	48,343,921	—	48,343,921
Municipal Bonds		—	2,533,619	—	2,533,619
Mutual Funds		146,700	—	—	146,700
Exchange-Traded Funds		1,728,160	—	—	1,728,160
U.S. Government Agency Securities		—	27,415,793	—	27,415,793
U.S. Treasury Inflation Protected Bonds		—	664,250	—	664,250
U.S. Treasury Notes		—	9,719,567	—	9,719,567
Preferred Stocks		894,600	—	—	894,600
Short-Term Investments		—	1,759,306	—	1,759,306

		$2,769,460	$113,353,381	$—	$116,122,841

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$222,971,128	$—	$222,971,128
Short-Term Investments		—	948,683	—	948,683

		$—	$223,919,811	$—	$223,919,811

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2014 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Frontier Emerging Small Countries Fund	$26,737,112	$26,737,112

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Emerging Markets Select Fund	$1,925,403	$1,925,403
Frontier Emerging Small Countries Fund	8,153	8,153

WASATCH FUNDS — Notes to Financial Statements (continued)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2014:

Fund	Market Value Beginning Balance 9/30/2013	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2014	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2014
Global Opportunities Fund
Warrants	$2,000	$—	$—	$—	$(5,000)	$3,000	$—	$—	$—	$—

Micro Cap Fund
Common Stocks	63,140	—	—	—	—	(30,800)	—	—	32,340	(30,800)
Warrants	16,125	—	—	—	(40,313)	24,188	—	—	—	—

	79,265	—	—	—	(40,313)	(6,612)	—	—	32,340	(30,800)

Micro Cap Value Fund
Common Stocks	218,709	1,083,527	—	—	—	(115,728)	—	—	1,186,508	(115,728)
Preferred Stocks	1,366,314	—	—	—	—	—	—	—	1,366,314	—
Warrants	5,525	—	—	—	(13,812)	12,437	—	—	4,150	4,150

	1,590,548	1,083,527	—	—	(13,812)	(103,291)	—	—	2,556,972	(111,578)

Small Cap Growth Fund
Preferred Stocks	16,375,768	16,999,990	—	—	—	(475,708)	—	—	32,900,050	(1,647,301)
Limited Partnership Interest	4,342,253	210,000	(1,226,241)	—	96,071	1,093,592	—	—	4,515,675	1,093,592

	20,718,021	17,209,990	(1,226,241)	—	96,071	617,884	—	—	37,415,725	(553,709)

Strategic Income Fund
Corporate Bonds	1,030	—	(1,429)	—	379	1,145	—	—	1,125	101

Ultra Growth Fund
Common Stocks	914	—	—	—	—	—	—	—	914	—
Preferred Stocks	2,063,230	—	—	—	—	(44,248)	—	—	2,018,982	(337,147)
Limited Partnership Interest	4,023,003	195,000	(1,124,536)	—	84,519	1,021,003	—	—	4,198,989	1,021,003
Warrants	8,250	—	—	—	(20,625)	12,375	—	—	—	—

	6,095,397	195,000	(1,124,536)	—	63,894	989,130	—	—	6,218,885	683,856

World Innovators Fund
Common Stocks	65	—	—	—	—	—	—	—	65	—
Limited Partnership Interest	319,242	15,000	(101,701)	—	11,542	72,590	—	—	316,673	72,590
Warrants	3,575	—	—	—	(8,938)	5,363	—	—	—	—

	322,882	15,000	(101,701)	—	2,604	77,953	—	—	316,738	72,590

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/14	Valuation Technique	Unobservable Input	Range (Average)
Micro Cap Value	Direct Venture Capital Investments: Pharmaceuticals	$1,366,314	Probability of warrant exercise Probability of no warrant exercise	Exercise price Remaining value	*
Micro Cap Value	Direct Venture Capital Investments: Diversified Banks	$206,668	Book value	Book value multiple	1.0
Micro Cap Value	Private Investment in Public Equity: Health Care Services	$971,041	Amortized discount on common shares	Discount for lack of marketability	15%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$550,058	Market comparable companies	EV/R** multiple Discount for lack of marketability	0.8 - 3.7(1.6 20%	)
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$729,027	Market comparable companies	EBITDA*** multiple EV/R** multiple Discount for lack of marketability	4.0 - 17.6(12.9 0.5 - 4.0(2.0 20%	) )
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$137,515	Market comparable companies	EV/R** multiple Discount for lack of marketability	0.8 - 3.7(1.6 20%	)

*	The exercise price of the warrant will be within a range; the actual price is not set at this time. As such, this valuation is directionally sensitive to the determination of the exercise price within the range.

**	Enterprise-Value-To-Revenue Multiple — (“EV/R”) A measure of the value of a stock that compares a company’s enterprise value to its revenue.

***	Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) is net income with interest, taxes, depreciation and amortization added back to it. EBITDA can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

SEPTEMBER 30, 2014

Changes in book value multiples, EBITDA multiples, and EV/R multiples, each in isolation, may change the fair value of an investment. Generally, a decrease in these multiples will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using unadjusted third-party transactions and quotations, unadjusted historical third party information or the unadjusted NAV of an investment in private investment companies. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

15. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2014:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (not less than 0)
Core Growth Fund	State Street Bank and Trust Co.	$13,047,775	$—	$(13,047,775)	$—
Emerging India Fund	State Street Bank and Trust Co.	4,616,986	—	(4,616,986)	—
Emerging Markets Select Fund	State Street Bank and Trust Co.	247,198	—	(247,198)	—
Emerging Markets Small Cap Fund	State Street Bank and Trust Co.	6,725,048	—	(6,725,048)	—
Frontier Emerging Small Countries Fund	State Street Bank and Trust Co.	35,570,196	—	(35,570,196)	—
Global Opportunities Fund	State Street Bank and Trust Co.	2,300,784	—	(2,300,784)	—
Heritage Growth Fund	State Street Bank and Trust Co.	9,319,814	—	(9,319,814)	—
International Opportunities Fund	State Street Bank and Trust Co.	5,224,617	—	(5,224,617)	—
Large Cap Value Fund	State Street Bank and Trust Co.	5,038,500	—	(5,038,500)	—
Long/Short Fund	State Street Bank and Trust Co.	414,928,217	—	(414,928,217)	—
Micro Cap Fund	State Street Bank and Trust Co.	13,796,424	—	(13,796,424)	—
Micro Cap Value Fund	State Street Bank and Trust Co.	9,012,804	—	(9,012,804)	—
Small Cap Growth Fund	State Street Bank and Trust Co.	20,033,263	—	(20,033,263)	—
Small Cap Value Fund	State Street Bank and Trust Co.	4,009,099	—	(4,009,099)	—
Strategic Income Fund	State Street Bank and Trust Co.	856,868	—	(856,868)	—
Ultra Growth Fund	State Street Bank and Trust Co.	1,812,499	—	(1,812,499)	—
World Innovators Fund	State Street Bank and Trust Co.	7,892,841	—	(7,892,841)	—
Income Fund	State Street Bank and Trust Co.	1,759,306	—	(1,759,306)	—
U.S. Treasury Fund	State Street Bank and Trust Co.	948,683	—	(948,683)	—

EXCHANGE-TRADED WRITTEN OPTIONS
		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[2]	Net Amount (Not Less Than 0)
Long/Short Fund		$3,064,930	$—	$(3,064,930)	$—
Micro Cap Value Fund		196,500	—	(196,500)	—

WASATCH FUNDS — Notes to Financial Statements (continued)

SECURITIES BORROWED FOR SHORT SALES
Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Pledged[2]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$ 293,828,427	$ —	$ (293,828,427)	$ —

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 and the Schedules of Investments.

[2]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3—Securities and Other Investments “Short Sales,” Note 4—Financial Derivative Instruments “Options Transactions” and the Schedules of Investments.

16. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH INTERNATIONAL GROWTH FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$ —	$(5,306,980)	$ —	$ —	$ —	$(5,306,980)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$ —	$ 8,792,817	$ —	$ —	$ —	$ 8,792,817

WASATCH INTERNATIONAL OPPORTUNITIES FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain (loss) on investments and foreign currency translations	$ —	$1,567,306	$ —	$ —	$ —	$1,567,306

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$ —	$ 335,161	$ —	$ —	$ —	$ 335,161

WASATCH LONG/SHORT FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$ —	$ —	$ —	$3,064,930	$ —	$3,064,930

SEPTEMBER 30, 2014

WASATCH LONG/SHORT FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$ —	$ —	$ —	$5,865,618	$ —	$5,865,618

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$ —	$ —	$ —	$(4,764,641)	$ —	$(4,764,641)

WASATCH MICRO CAP VALUE FUND

Fair Values of Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Liabilities Derivatives
Call options written at value	$ —	$ —	$ —	$196,500	$ —	$196,500

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2014:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized in Income
Net realized gain on options written	$ —	$ —	$ —	$1,322,199	$ —	$1,322,199

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	$ —	$ —	$ —	$43,676	$ —	$43,676

*	See Note 4 — Financial Derivative Instruments for additional information.

For the year ended September 30, 2014, the average monthly balance of outstanding derivative financial instruments was as follows:

	International Growth Fund		International Opportunities Fund		Long/Short Fund	Micro Cap Value Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	[1]	—	[1]	—	—
Average U.S. dollar amounts purchased	$15,572,433		$2,387,091		$—	$—
Option contracts:
Average number of call contracts written	—		—		6,714	1,042
Average value of call contracts written	$—		$—		$3,812,011	$219,293

[1]	Amount represents less than 0.05.

17. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events and has determined that there are no additional events that would require adjustment to or additional disclosure in the Funds’ financial statements.

WASATCH FUNDS — Report of Independent Registered Public Accounting Firm	SEPTEMBER 30, 2014

To the Board of Trustees and Shareholders of

Wasatch Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Select Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Frontier Emerging Small Countries Fund, Wasatch Global Opportunities Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund, Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long/Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund, Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch-1st Source Income Fund, and Wasatch-Hoisington U.S. Treasury Fund (hereafter referred to as the “Funds”) at September 30, 2014, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for the Wasatch Emerging Markets Select Fund, the changes in net assets are for the period December 13, 2012 (commencement of operations) through September 30, 2013 and the year ended September 30, 2014), and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

November 28, 2014

WASATCH FUNDS — Supplemental Information	SEPTEMBER 30, 2014 (UNAUDITED)

MANAGEMENT OF THE COMPANY

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	20	Trustee, Northern Lights Fund Trust III (22 portfolios) since 2012; Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	Trustee and Chairman of the Governance & Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder and Executive Director, Mortgage Asset Research Institute from 1990 to 2004.	20	None

Miriam M. Allison[3] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 67	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	20	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 62	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company) since 2002.	20	Director, Touchfon International, through 2009; Director, Infostar Group, through 2009.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 61	Trustee	Indefinite Served as Trustee since October 2014	Director Utah Symphony/Utah Opera since 2005; Director, Woodlands Commercial Bank 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 - 2004.	20	Director Utah Symphony/Utah Opera since 2005; Director Woodlands Commercial Bank 2009 - 2012.

Interested Trustee

Samuel S. Stewart, Jr. Ph.D., CFA[4] 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 72	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	20	None

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Ms. Allison previously owned shares of UMB Financial Corp., the parent company of UMB Fund Services, Inc., the Funds’ transfer agent. Ms. Allison no longer owns such shares.

[4]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board and Portfolio Manager of the Advisor.

WASATCH FUNDS — Supplemental Information (continued)	SEPTEMBER 30, 2014 (UNAUDITED)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Daniel D. Thurber 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 45	Vice President	Indefinite Served as Vice President since February 2007	General Counsel, Chief Compliance Officer and Director of Compliance for the Advisor since 2006.

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 46	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 56	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 41	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$13,739,267
Emerging Markets Small Cap Fund	38,681,435
Global Opportunities Fund	23,550,252
Heritage Growth Fund	2,918,976
International Growth Fund	35,584,097
International Opportunities Fund	18,321,459
Large Cap Value Fund	259,205,616
Long/Short Fund	39,911,334
Micro Cap Value Fund	25,279,419
Small Cap Growth Fund	69,484,983
Strategic Income Fund	1,019,765
Ultra Growth Fund	14,163,261
World Innovators Fund	14,888,675

For the fiscal year ended September 30, 2014, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2014, complete information will be reported on shareholders’ 2014 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2014 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2014, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Emerging Markets Select Fund	1%
Frontier Emerging Small Countries Fund	1%
Heritage Growth Fund	75%
Large Cap Value Fund	87%
Long/Short Fund	56%
Micro Cap Value Fund	26%
Small Cap Growth Fund	72%
Strategic Income Fund	26%
Income Fund	1%

The Funds may elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. The foreign taxes paid eligible for pass-through on September 30, 2014 are as follows:

Fund	Amount
Emerging India Fund	$708
Emerging Markets Select Fund	99,194
Emerging Markets Small Cap Fund	4,707,650
Frontier Emerging Small Countries Fund	2,704,706

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2014. These shareholders will receive more detailed information along with their 2014 Form 1099-DIV.

SEPTEMBER 30, 2014 (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available on the Funds’ website at www.WasatchFunds.com and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third fiscal quarters of each fiscal year, commencing with the quarter ended December 31, 2004, on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

SERVICE PROVIDERS

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH	SEPTEMBER 30, 2014 (UNAUDITED)

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. CT

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT MAIL

Wasatch Funds

803 West Michigan Street, Suite A

Milwaukee, WI 53233-2301

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

2014 Annual Report

www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C101537

2014 Annual Report
www.WasatchFunds.com . 800.551.1700

Item 2:	Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3:	Audit Committee Financial Expert.

(a)	(1)	The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

	(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2014 and 2013 were $428,147 and $457,072, respectively.

(b)	Audit Related Fees - During the fiscal years ended September 30, 2014 and 2013, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2014 and 2013, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)	Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2014 and 2013 were $96,250 and $100,910, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the tax consequences of specific investments.

During the fiscal years ended September 30, 2014 and 2013, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)	All Other Fees - The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal year ended September 30, 2014 was $1,772 for professional services associated with the review of documentation regarding an option to transfer Thailand assets to a tax exempt custodial account so certain Funds could benefit from certain available tax advantages. There were no other fees billed for the fiscal year ended September 30, 2013.

During the fiscal years ended September 30, 2014 and 2013, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2) There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)	For the fiscal year ended September 30, 2014, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were $1,772. The independent registered public accounting firm did not bill the Registrant or the Advisor for any other ongoing non-audit services for the fiscal year ended September 30, 2013.

(h)	No disclosures are required by this Item 4(h).

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 5, 2014

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 5, 2014